UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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King Pharmaceuticals, Inc.

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King Pharmaceuticals,® Inc. 501 Fifth Street Bristol, TN 37620

Brian A. Markison

Chairman of the Board, President
and Chief Executive Officer

April 15, 2010

To the Shareholders of King Pharmaceuticals, Inc.:

You are cordially invited to attend the annual meeting of shareholders of King Pharmaceuticals, Inc., to be held on May 26, 2010 at 9:00 a.m. Eastern Daylight Time, at The Umstead Hotel, 100 Woodland Pond, Cary, North Carolina 27513. At the meeting, you will be asked to:

•	elect ten directors to serve until the 2011 annual meeting of shareholders or until their successors have been duly elected and qualified;

•	consider and act upon a proposed amendment to our Third Amended and Restated Charter providing for a majority voting standard in uncontested elections of directors and eliminating unnecessary provisions related to our previously classified Board of Directors;

•	reapprove the performance goals listed within our Incentive Plan, which originally were approved by our shareholders in 2005;

•	ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

•	consider and act upon a non-binding shareholder proposal requesting that our Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders, if the proposal is properly presented at the meeting; and

•	consider and act upon any other matters which properly come before the annual meeting or any adjournment of the meeting.

Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders through the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide our shareholders with the information that they need while lowering the cost of delivery and reducing the environmental impact of our annual meeting.

In connection with the annual meeting, on or about April 15, 2010, we mailed you a Notice of Availability of Proxy Materials, which provides instructions on how to obtain a proxy statement and a form of proxy through the Internet or, if you wish, in printed form.

Your vote is very important. Whether or not you plan to attend the meeting, please promptly vote using the available Internet or telephone voting systems or, if you have obtained a printed proxy card, by completing, signing, dating and returning your proxy card by mail. Instructions for using these alternatives are enclosed. I urge you to vote as soon as possible.

Detailed information relating to King’s activities and operating performance during 2009 is contained in our annual report. The annual report is available for viewing at the website indicated on the Notice of Availability of Proxy Materials, but it is not a part of the proxy soliciting material. If you would like to obtain a printed copy of the annual report, please see the instructions contained in the Notice of Availability of Proxy Materials.

Very truly yours,

Brian A. Markison
Chairman of the Board,
President and Chief Executive Officer

KING PHARMACEUTICALS, INC.
501 Fifth Street
Bristol, Tennessee 37620

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 26, 2010

The annual meeting of shareholders of King Pharmaceuticals, Inc. will be held on Wednesday, May 26, 2010 at 9:00 a.m., Eastern Daylight Time, at The Umstead Hotel, 100 Woodland Pond, Cary, North Carolina 27513, for the following purposes:

1.	Election of Directors. To elect ten directors to serve until the 2011 annual meeting of shareholders, or until their successors have been duly elected and qualified.

2.	Approval of Charter Amendment. To consider and act upon a proposed amendment to our Third Amended and Restated Charter providing for a majority voting standard in uncontested elections of directors and eliminating unnecessary provisions related to our previously classified Board of Directors.

3.	Reapproval of Incentive Plan Performance Goals. To reapprove the performance goals listed within our Incentive Plan, which originally were approved by our shareholders in 2005.

4.	Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of Pricewater-houseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.	Consideration of Shareholder Proposal. If properly presented at the meeting, to consider and act upon a non-binding shareholder proposal requesting that our Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders.

6.	Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only those shareholders of record at the close of business on March 30, 2010 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 249,601,215 shares of our common stock were outstanding. Each share entitles the holder thereof to one vote.

BY ORDER OF THE BOARD OF DIRECTORS
James W. Elrod
Chief Legal Officer and Secretary

April 15, 2010

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please promptly vote using the available Internet or telephone voting systems or, if you have obtained a printed proxy card, by calling the telephone number that appears on your proxy card or by completing, signing, dating and returning your proxy card by mail. Instructions for using these alternatives are enclosed. If you decide to attend the annual meeting, you may revoke your proxy and personally cast your vote.

ADMISSION TO THE ANNUAL MEETING

If you wish to attend the annual meeting, you will be required to present your Notice of Availability of Proxy Materials. You and one guest may attend the meeting. You and any guest will also be required to present valid photographic identification in order to enter the meeting.

i

KING PHARMACEUTICALS, INC.
501 Fifth Street
Bristol, Tennessee 37620

PROXY STATEMENT
For 2010 Annual Meeting of Shareholders

The Board of Directors of King Pharmaceuticals, Inc. (“King” or “the company”) requests that you allow your shares of common stock to be represented at the 2010 annual meeting of shareholders by the proxies named on the proxy card available on the Internet or, upon your request, that has been mailed to you. The Notice of Availability of Proxy Materials was sent to you in connection with this request and was mailed to all shareholders beginning on or about April 15, 2010.

INFORMATION ABOUT THE ANNUAL MEETING

Why did you provide me this proxy statement?

We have made these proxy materials available to you through the Internet, or, upon your request, have delivered printed versions of these materials to you by mail. We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at the 2010 annual meeting of shareholders. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, describes the purposes of the meeting and the information you need to know to vote at the meeting.

When is the annual meeting?

The meeting will be held on Wednesday, May 26, 2010 at 9:00 a.m. Eastern Daylight Time.

Where will the annual meeting be held?

The meeting will be held at The Umstead Hotel, 100 Woodland Pond, Cary, North Carolina 27513.

What items will be voted on at the meeting?

You will be voting on the following matters:

1.	Election of Directors. To elect ten directors to serve until the 2011 annual meeting of shareholders, or until their successors have been duly elected and qualified.

2.	Approval of Charter Amendment. To consider and act upon a proposed amendment to our Third Amended and Restated Charter providing for a majority voting standard in uncontested elections of directors and eliminating unnecessary provisions related to our previously classified Board of Directors.

3.	Reapproval of Incentive Plan Performance Goals. To reapprove the performance goals listed within our Incentive Plan, which originally were approved by our shareholders in 2005.

4.	Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of Pricewater-houseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.	Consideration of Shareholder Proposal. If properly presented at the meeting, to consider and act upon a non-binding shareholder proposal requesting that our Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders.

6.	Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who can vote?

You are entitled to vote your shares of common stock if our records show that you held your shares as of the close of business on the record date, March 30, 2010. Each shareholder is entitled to one vote for each share of common stock held on that date. On the record date, there were 249,601,215 shares of common stock outstanding and entitled to vote.

How do I vote by proxy?

You may choose one of the following ways to vote by proxy:

Vote by Internet:  You may vote using the Internet site listed on the Notice of Availability of Proxy Materials. This site will give you the opportunity to make your selections and confirm that your voting instructions have been followed. Internet voting procedures authenticate your identity by use of a unique control number found on the Notice. To vote through the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. King does not charge any separate fees for access to the Internet voting web site.

Vote by Telephone:  Registered and beneficial shareholders can also vote by telephone (toll-free for calls originating in the United States). To do so, you must obtain the voting telephone number by either visiting the Internet site listed on the Notice of Availability Proxy Materials or by requesting printed proxy materials. Instructions for obtaining printed materials appear on the Notice of Availability of Proxy Materials. You may then vote by calling the voting telephone number, entering your unique control number (listed on your Notice of Availability Proxy Materials) and following the simple recorded instructions. Note that requests for printed proxy materials must be received by May 12, 2010.

Vote by Mail:  If you choose to vote by mail, you must request printed proxy materials. Instructions for obtaining these materials appear on the Notice of Availability of Proxy Materials. Once you receive your proxy card, simply mark it and then sign, date and return it in the envelope provided. Note that requests for printed proxy materials must be received by May 12, 2010.

If you hold your shares beneficially in street name through a nominee (such as a bank or broker), you may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How long do I have to vote?

If you choose to cast your vote using the Internet or by telephone, you must do so by 11:59 p.m., Eastern Daylight Time, on Tuesday, May 25, 2010, the day before the annual meeting. Votes submitted by mail must be received prior to the annual meeting. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee.

What are my voting options?

For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the other proposals, you may vote “For” or “Against” or you may “Abstain” from voting.

What are the Board’s recommendations?

The Board recommends that you vote:

•	“For” the election of all of its nominees for director.

•	“For” the amendment to our charter to provide for a majority voting standard in uncontested elections of directors.

•	“For” the reauthorization of performance goals listed within our Incentive Plan.

•	“For” the ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

•	“Against” the non-binding shareholder proposal requesting that our Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders.

If you return a signed proxy card but do not specify how you want to vote your shares, we will vote them according to the recommendations of the Board described above.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named on your proxy card may vote your shares in accordance with the recommendations of management.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

•	submitting another proxy in writing, by telephone or via the Internet as of a more recent date than that of the proxy first given,

•	attending the annual meeting, where you can revoke your proxy and vote in person, or

•	sending written notice of revocation to our Assistant Secretary, William L. Phillips III, at 501 Fifth Street, Bristol, Tennessee 37620.

If you choose to change or revoke your vote via the Internet or by telephone, you must do so by 11:59 p.m., Eastern Daylight Time, on Tuesday, May 25, 2010, the day before the annual meeting. Changes or revocations submitted by mail must be received prior to the annual meeting.

Will my shares be voted if I do not vote by proxy?

If your shares are registered in your name or if you have stock certificates, your shares will not be voted if you do not vote at the meeting in person or as described above under “How do I vote by proxy?”

If your shares are held in “street name” through a nominee (such as a bank or broker) and you do not provide voting instructions to the nominee that holds your shares, the nominee has the discretionary authority to vote your unvoted shares on certain matters. A “broker non-vote” arises when a broker, financial institution or other holder of record that holds shares in street name does not receive instructions from the beneficial owner of those shares and does not have the discretionary authority to vote on a particular item. Under current New York Stock Exchange rules, brokers have discretionary authority to vote on the proposal regarding the amendment to our charter and the proposal regarding the ratification of the appointment of our independent registered public accounting firm. Brokers do not, however, have discretionary authority to vote on any of the other matters expected to be considered at the annual meeting.

We encourage you to provide voting instructions to your nominee. Doing so will ensure that your shares will be voted in the manner you desire.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. will count the votes and serve as our inspector of election. The inspector of election will be present at the meeting.

How many votes are required?

If a quorum is present at the annual meeting:

•	the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting,

•	the amendment to our charter will require the approval of the holders of at least 80% of all shares of common stock outstanding, and

•	approval of other matters submitted to the shareholders will require that the affirmative votes of the shares of common stock present or represented by proxy at the meeting exceed the opposing votes.

What constitutes a “quorum” for the meeting?

A majority of the outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

What are the effects on the voting results of abstentions and broker non-votes?

So long as a quorum is present, abstentions and broker non-votes do not count in the voting result for, and will have no effect on the result of the vote on, the proposal to elect directors, the reauthorization of performance goals listed within our Incentive Plan, the proposal to ratify the appointment of the independent registered public accounting firm or the non-binding shareholder proposal requesting the elimination of supermajority voting requirements applicable to shareholders. Abstentions and broker non-votes will have the effect of a vote against the proposed charter amendment to adopt a majority voting standard in uncontested elections of directors.

Who pays for the solicitation of proxies?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of King and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Georgeson Inc. to assist in the solicitation for a fee of $8,000 plus reasonable out-of-pocket expenses.

When are 2011 shareholder proposals due?

Proposals by shareholders to be considered for inclusion in the materials related to solicitation of proxies by the Board of Directors for the annual meeting in 2011 must be received by our Assistant Secretary, William L. Phillips III, at 501 Fifth Street, Bristol, Tennessee 37620, no later than 120 days prior to the date that is one year from the date on which the Notice of Availability of Proxy Materials was first mailed to shareholders, April 15, 2010. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Shareholder proposals not submitted for inclusion in the Board of Directors’ proxy statement but which are received not earlier than the close of business on the 120th day and not later than the close of business on the ninetieth day prior to May 26, 2011, the one-year anniversary of the date of the 2010 annual meeting, may be eligible to be presented at the meeting. In the event that the 2011 annual meeting is called for a date that is not within 30 days before or after May 26, 2011, notice of a shareholder proposal, to be timely, must be received by King’s Assistant Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the tenth day following the date on which notice of the date of the 2011 annual meeting is mailed or public disclosure of the date is made. Shareholder proposals which are received outside of these required periods will be considered untimely. The Chairman may exclude an untimely proposal from consideration or, if the proposal is considered, any proxy given pursuant to the Board’s solicitation of proxies will be voted in accordance with the recommendation of management.

ABOUT OUR COMPANY

King is a vertically integrated pharmaceutical company that performs basic research and develops, manufactures, markets and sells branded prescription pharmaceutical products and animal health products. Our branded prescription pharmaceuticals include neuroscience products (primarily pain medicines), hospital products, and legacy brands, all of which are for use in humans. Our auto-injector business manufactures acute care medicines for use in humans that are delivered using an auto-injector. The animal health business of our wholly-owned subsidiary, Alpharma Inc., is focused on medicated feed additives and water-soluble therapeutics primarily for poultry, cattle and swine.

Our corporate strategy is focused on specialty markets, particularly specialty-driven branded prescription pharmaceutical markets. We believe our target markets have significant potential and our organization is aligned to focus on these markets. Our growth in specialty markets is achieved through both acquisitions and organic growth. Our strategy focuses on growth through the acquisition of novel branded prescription pharmaceutical products and technologies that we believe complement the commercial footprint we have established in the neuroscience and hospital markets. We strive to be a leader in developing and commercializing innovative, clinically-differentiated therapies and technologies in these target, specialty-driven markets. We may also seek company acquisitions that add commercialized products or products in development, technologies or sales and marketing capabilities to our existing platforms or that otherwise complement our operations. We also have a commitment to research and development and advancing the products and technologies in our development pipeline.

We work to achieve organic growth by maximizing the potential of our currently marketed products through sales and marketing and product life-cycle management. By “product life-cycle management,” we mean the extension of the economic life of products, including seeking and obtaining necessary governmental approvals, by securing from the U.S. Food and Drug Administration additional approved uses for our products, developing and producing different strengths, producing different package sizes, developing new dosage forms, and developing new product formulations.

We market our branded prescription pharmaceutical products, primarily through a dedicated sales force, to general/family practitioners, internal medicine physicians, neurologists, pain specialists, surgeons and hospitals across the United States and in Puerto Rico.

Through a team of internal sales professionals, our auto-injector business markets a portfolio of acute care auto-injector products to the pre-hospital emergency services market, which includes U.S. federal, state and local governments, public health services, emergency medical personnel and first responders and approved foreign governments.

The animal health products of our wholly-owned subsidiary Alpharma Inc. are marketed through a staff of trained sales and technical service and marketing employees, many of whom are veterinarians and nutritionists. Sales offices are located in the U.S., Europe, Canada, Mexico, South America and Asia.

ABOUT OUR MANAGEMENT TEAM

King is led by Brian A. Markison, who serves as our Chairman of the Board, President and Chief Executive Officer. In addition to Mr. Markison, whose detailed biography appears on page 8, the following individuals serve as King’s executive leadership team.

Joseph Squicciarino, age 54, has served as King’s Chief Financial Officer since June 2005. Prior to joining King, Mr. Squicciarino was Chief Financial Officer — North America for Revlon, Inc., beginning in March 2005. From February 2003 until March 2005 he served as Chief Financial Officer — International for Revlon International, Inc. He held the position of Group Controller Pharmaceuticals — Europe, Middle East, Africa with Johnson & Johnson from October 2001 until October 2002. He held a variety of positions with the Bristol-Myers Squibb Company and its predecessor, the Squibb Corporation, from 1979 until 2001, including Vice President Finance, International Medicines; Vice President Finance, Europe Pharmaceuticals & Worldwide Consumer Medicines; Vice President Finance, Technical Operations; and Vice President Finance, U.S. Pharmaceutical Group. Mr. Squicciarino also serves on the Board of Directors of Zep, Inc., a publicly-held company. He is a Certified Public Accountant, a member of the New Jersey Society of Certified Public Accountants and a member of the American Institute of Certified Public Accountants. Mr. Squicciarino graduated from Adelphi University in 1978 with a Bachelor of Science degree in Accounting.

Stephen J. Andrzejewski, age 44, has served as Chief Commercial Officer since October 2005. He was previously Corporate Head, Commercial Operations, commencing in May 2004. Prior to joining King, Mr. Andrzejewski was Senior Vice President, Commercial Business at Endo Pharmaceuticals Inc., starting in June 2003. He previously served in various positions with Schering-Plough Corporation beginning in 1987, including Vice President of New Products and Vice President of Marketing, and had responsibility for launching the Claritin® product. Mr. Andrzejewski graduated cum laude from Hamilton College with a Bachelor of Arts degree in 1987 and in 1992 graduated from New York University’s Stern School of Business with a Master of Business Administration degree.

Frederick Brouillette, Jr., age 59, has served as Corporate Compliance Officer since August 2003. He was Executive Vice President, Finance from January 2003 until August 2003 and, prior to that, Vice President, Risk Management beginning in February 2001. Before joining King, Mr. Brouillette, a Certified Public Accountant, was with PricewaterhouseCoopers LLP for 4 years, serving most recently in that firm’s Richmond, Virginia office providing internal audit outsourcing and internal control consulting services. He was formerly a chief internal audit executive for two major public corporations and served for 12 years in the public accounting audit practice of Peat, Marwick Mitchell & Co., the predecessor firm to KPMG. Mr. Brouillette is a member of the Virginia Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the Institute of Internal Auditors. He graduated with honors from the University of Virginia’s McIntire School of Commerce in 1973 with a Bachelor of Science degree in Accounting.

Eric J. Bruce, age 53, has served as President, Alpharma Animal Health since February 2009. He was King’s Chief Technical Operations Officer from June 2005 until February 2009. Prior to joining King, Mr. Bruce was Vice President of Operations for Mallinckrodt Pharmaceuticals, a position he had occupied since 2000. Previously, he was Vice President of Manufacturing for Kendall Health Care from 1997 until 2000, and from 1996 until 1997 he held various positions with INBRAND, including that of Senior Vice President of Manufacturing. Mr. Bruce graduated from the Georgia Institute of Technology in 1978 with a Bachelor of Science degree in Industrial Management.

Eric G. Carter, M.D., Ph.D., age 58, has served as King’s Chief Science Officer since January 2007. Prior to joining King, Dr. Carter held several positions with GlaxoSmithKline commencing in 1999, most recently as Vice President and Global Head, Clinical Development and Medical Affairs, Gastroenterology, R&D. His earlier experience at GlaxoSmithKline included North American responsibility for Gastroenterology and for emerging therapeutic areas. Dr. Carter has served as a Clinical Associate Professor at the University of North Carolina for the Division of Digestive Diseases and Nutrition, School of Medicine. He previously held academic positions with the University of California, where he was responsible for establishing and directing many research programs. After earning a bachelor’s degree in Biochemistry from the University of London, Dr. Carter received his medical degree from the University of Miami and a doctor of philosophy degree from the University of Cambridge. He obtained board certification from the American Board of Internal Medicine, Gastroenterology and Clinical Nutrition and has authored or co-authored more than 50 scientific publications.

James W. Elrod, age 49, has served as Chief Legal Officer since January 2009 and Secretary since May 2005. He was General Counsel from February 2006 until January 2009 and Acting General Counsel from February 2005 to February 2006. Mr. Elrod previously served in various positions within King’s Legal Department, beginning in September 2003, including Vice President, Legal Affairs. Prior to joining King, he served in various capacities at Service Merchandise Company, Inc. including Vice President, Legal Department. He previously practiced law in Nashville, Tennessee. Mr. Elrod earned a Juris Doctor degree from the University of Tennessee and a Bachelor of Arts degree from Berea College.

ABOUT OUR BOARD OF DIRECTORS

ROLE OF THE BOARD

Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for King’s overall performance and direction, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers and independent registered public accounting firm.

OUR DIRECTORS

We currently have ten directors, all of whom stand for election annually.

Kevin S. Crutchfield, age 49, was appointed as a director in February 2010. He has served as Chief Executive Officer of Alpha Natural Resources, a supplier and exporter of metallurgical and thermal coal, since July 2009. He previously served as its President, beginning in January 2007, and was appointed to its board of directors in November 2007. Prior to that time he served as Executive Vice President since the company’s formation in November 2004. Mr. Crutchfield has held many other senior executive positions during his tenure in the energy industry, including service as Vice President of El Paso Corporation, as President of Coastal Coal Company LLC, as President and CEO of AMVEST Corporation and as Chairman and CEO of Cyprus Australia Coal Company. He also serves on the boards of several private organizations, including the Kentucky Coal Association, the West Virginia and Virginia Coal Associations, the Wellmont Foundation and the Southwest Virginia Higher Education Center. Mr. Crutchfield received a bachelor of science degree from Virginia Polytechnic Institute and State University and he graduated from the University of Virginia, Colgate Darden School of Business Executive Program in 1994.

Mr. Crutchfield’s service as a senior executive for a variety of companies, including his current service as Chief Executive Officer of a growing, acquisition-oriented company, and his experience as a director of Alpha Natural Resources, allow him to add valuable perspectives to the discussions of our Board and to offer advice and insight to management regarding King’s growth.

Earnest W. Deavenport, Jr., age 72, has served as a director since May 2000. In 2002, he retired as Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, where he was employed in various capacities since 1960. He was Chairman of the National Association of Manufacturers in 1998 and is currently a member of the National Academy of Engineering. Mr. Deavenport is also a member of the boards of directors of Zep, Inc. and Regions Financial Corporation, each a publicly-held company. He has served as the Lead Director of Regions Financial Corporation and, since April 1, 2010, serves as its Non-Executive Chairman of the Board. Mr. Deavenport graduated from the Massachusetts Institute of Technology with a Master of Science degree in Management in 1985 and from Mississippi State University with a Bachelor of Science degree in Chemical Engineering in 1960.

Mr. Deavenport’s experience as an executive, including as a Chief Executive Officer, of a large and diverse company, as well as his experience as a director of many public and private enterprises across a range of industries, allow him to provide invaluable guidance to our Board and management team. In addition, his knowledge of compensation-related matters, and his service on the compensation committees of a number of public-company boards of directors has particularly qualified him to serve as the chair of the Board’s Compensation and Human Resources Committee.

Elizabeth M. Greetham, age 60, has served as a director since November 2003. She retired as the Chief Executive Officer and President of ACCL Financial Consultants Ltd. in December 2007, a position she held since 2004. From 1998 until 2004 she was a director of DrugAbuse Sciences, Inc. and served as its Chief Executive Officer from August 2000 until 2004 and as Chief Financial Officer and Senior Vice President, Business Development from April 1999 to August 2000. Prior to joining DrugAbuse Sciences, Inc., Ms. Greetham was a portfolio manager with Weiss, Peck & Greer, an institutional investment management firm, where she managed the WPG Life Sciences Funds, L.P., which invests in select biotechnology stocks. She was previously a consultant to F. Eberstadt & Co. In total, Ms. Greetham has over 25 years of experience as a portfolio manager and health care analyst in the United States and Europe. Ms. Greetham earned a Master of Arts (Honours) degree in Economics from the University of Edinburgh, Scotland in 1971.

Ms. Greetham’s detailed knowledge of the biotechnology and pharmaceutical industries, her service as a senior executive and her experience with and participation in business acquisitions and combinations combine to qualify her to serve as a director of King. Further, her extensive experience with public-company financial analysis allows her to serve as one of the Board’s Audit Committee Financial Experts.

Philip A. Incarnati, age 56, has served as a director since November 2006. He has served as President and Chief Executive Officer of McLaren Health Care Corporation, an integrated health care system, since 1989. Before joining McLaren, Mr. Incarnati held top-level executive positions with the Wayne State University School of Medicine, Detroit Receiving Hospital and University Health Center, and Horizon Health System. Mr. Incarnati also serves on the board of Medical Staffing Network, Inc., a publicly-traded company, and on the boards of two privately-held companies, PHNS, Inc. and Reliant Renal Care Inc. Mr. Incarnati earned both a Bachelor’s Degree and a Master’s Degree in management and finance from Eastern Michigan University (EMU). He has been a member of the EMU Board of Regents since 1992, when he was appointed by then-Michigan Governor John Engler, serving as its Chairman from 1995 until 2005.

Mr. Incarnati has served in many healthcare-related executive positions throughout his career, and his long service as President and Chief Executive Officer of a health care system has equipped him with detailed knowledge of the operations of a complex entity. Further, Mr. Incarnati’s ability to provide to King’s Board and its management the perspectives of healthcare providers and administrators is important in the development and review of our strategic plans.

Gregory D. Jordan, Ph.D., age 58, has served as a director since June 2001. He has served as President of King College in Bristol, Tennessee since 1997, having joined the King College faculty in 1980. He received his Bachelor of Arts degree from Belhaven College in 1973; his Master of Arts and Divinity degrees from Trinity Evangelical Divinity School in 1976 and 1977, respectively; his Doctorate in Hebraic and Cognate Studies from Hebrew Union College Jewish Institute of Religion in 1987; and his Master of Business Administration degree from the Babcock Graduate School of Management at Wake Forest University in 2004.

Dr. Jordan has overseen a significant expansion of the scope of the operations of King College during his tenure as President, and he is thus able to offer valuable guidance concerning the management of significant organizational growth, development and governance. He is also closely connected with the Bristol, Tennessee / Virginia area, the location of the Company’s corporate headquarters and the work location of many of its employees.

Brian A. Markison, age 50, was elected as Chairman of the Board in May 2007. He has served as President and Chief Executive Officer and a director since July 2004. He joined King as Chief Operating Officer and served in that position from March 2004 until July 2004. Previously, Mr. Markison held various positions with Bristol-Myers Squibb Company beginning in 1982, most recently as President of Bristol-Myers Squibb’s Oncology, Virology and Oncology Therapeutics Network businesses. Between 1998 and 2001, he served variously as Bristol-Myers Squibb’s Senior Vice President, Neuroscience/Infectious Disease; President, Neuroscience/Infectious Disease/Dermatology; and Vice President, Operational Excellence and Productivity. He also held various sales and marketing positions. Mr. Markison is a member of the Board of Directors of Immunomedics, Inc., a publicly-held corporation. He graduated from Iona College in 1982 with a Bachelor of Science degree.

Mr. Markison’s intimate knowledge of King’s operations through his service as its Chief Executive Officer, and the experience gained during the many and varied executive positions he has held throughout his career in the pharmaceutical industry, make him an essential member of King’s Board and a vital interface between King’s management and the Board.

R. Charles Moyer, Ph.D., age 64, has served as a director since December 2000. Dr. Moyer presently serves as Dean of the College of Business at the University of Louisville, a position he has held since August 2003. He is Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair of Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, Dr. Moyer was

Finance Department Chairman at Texas Tech University. Dr. Moyer earned his Doctorate in Finance and Managerial Economics from the University of Pittsburgh in 1971, his Master of Business Administration degree from the University of Pittsburgh in 1968 and his Bachelor of Arts degree in Economics from Howard University in 1967.

Dr. Moyer’s career-long experience with matters of business and finance informs the Board’s consideration of potential strategic transactions, many of which involve complex financing arrangements. In addition, his service as a department chair at two major universities has prepared Dr. Moyer not only for service as chair of King’s Audit Committee but also as one of its Audit Committee Financial Experts.

D. Greg Rooker, age 62, has served as a director since October 1997. Mr. Rooker is the former owner and President of Family Community Newspapers of Southwest Virginia, Inc., which consisted of six community newspapers and a national monthly motor sports magazine. He retired from this position in 2000. He is a co-founder of The Jason Foundation and Brain Injury Services of SWVA, Inc., each a non-profit organization providing services to brain injury survivors. Mr. Rooker serves as Secretary/Treasurer of The Jason Foundation and as a member of the Board of Directors of Brain Injury Services of SWVA, Inc. Mr. Rooker graduated from Northwestern University with a degree in Journalism in 1969.

Mr. Rooker offers to King’s Board the knowledge and experience gained from many years of owning and operating his own business. Further, through his charitable efforts following retirement, he has assisted numerous brain-injury patients in receiving care to which they may not have otherwise obtained access. This experience provides Mr. Rooker with the necessary expertise to advise King’s Board and management regarding the perspectives of patients who may use, and health care providers who may prescribe, King’s products.

Derace L. Schaffer, M.D., age 62, was appointed as a director in February 2010. Dr. Schaffer has served as Chief Executive Officer of The Lan Group, a venture capital firm he founded that specializes in healthcare and high technology investments, since 1990. He is also the founder of Partners Imaging, L.P. and has served as its Chairman since its formation in March 2005. From April 2005 until August 2007, Dr. Schaffer served as Vice Chairman and Chief Executive Officer of Healthcare Acquisition Corporation, a publicly-held company, and he continues to serve as a member of the board of directors of the publicly-held PharmAthene, Inc., which was acquired by Healthcare Acquisition Corporation in 2007. He also currently serves as a director of another publicly-held company, American Caresource Holdings, Inc., and as a director of several privately-held companies, including Careguide, Inc., Source Medical Solutions and Partners Imaging. He has previously served as a director or executive of numerous healthcare companies, including several health systems and more than ten healthcare services and technology companies, including Allion Healthcare, Inc., a publicly-held company. During the past 25 years, Dr. Schaffer has founded over 15 companies, principally focused on the life sciences, and he has often served as a director or executive of these companies. Dr. Schaffer received a bachelor of arts degree in Biology from Hamilton College in 1969 and is a member of Alpha Omega Alpha, the National Medical Honor Society. He received his medical degree from Albany Medical College in 1973 and completed his residency in radiology, including service as Chief Resident in Radiology, at the Massachusetts General Hospital and Harvard Medical School, where he also received his fellowship training. He has held clinical professorships at both the University of Rochester and Cornell medical schools.

Dr. Shaffer is a physician with extensive experience in both the practice of medicine and the creation, operation and growth of business enterprises focused on the life sciences. As a result of his experience, Dr. Schaffer is able to advise the Board and management not only regarding strategic and operational business issues, but also concerning the perspectives of physicians and other healthcare providers who use King’s products in caring for their patients.

Ted G. Wood, age 72, has served as a director since August 2003 and as Lead Independent Director since May 2007. Mr. Wood was the Non-Executive Chairman from May 2004 until May 2007. He is retired from The United Company in Bristol, Virginia, where he served as Vice Chairman from January 2003 until August 2003. He previously served as President of the United Operating Companies from 1998 to 2002. Mr. Wood was previously a director of King from April 1997 to May 2000. From 1993 to 1994, he was President of KV Pharmaceutical Company in St. Louis, Missouri. From 1992 to 1993, he was President of Boehringer Mannheim Pharmaceutical Corporation in Rockville, Maryland. From 1975 to 1991, he was employed by SmithKline Beecham Corporation where he served as President of Beecham Laboratories from 1988 to 1989 and Executive Vice President of SmithKline from 1990 to 1991. Mr. Wood is a member of the board of directors of Alpha Natural Resources, Inc., a publicly-held corporation. He graduated from the University of Kentucky with a Bachelor of Science degree in Commerce in 1960. In 1986 he completed the Advanced Management Program at Harvard University.

Mr. Wood has several decades of experience in the pharmaceutical industry, much of it in senior executive positions, and he is therefore able to offer insight and guidance into nearly all aspects of the operations of a company such as King. This experience, as well as his current and past service as a director of a number of publicly-held companies, well qualifies Mr. Wood to serve not only as director of King but also in the roles of both Lead Independent Director and chair of the Board’s Nominating and Corporate Governance Committee.

INDEPENDENT AND NON-MANAGEMENT DIRECTORS

The Board has determined that all of King’s directors other than Mr. Markison are independent from the company under the independence standards of the New York Stock Exchange (the “NYSE”) and the U.S. Securities and Exchange Commission (the “SEC”).

The Board’s non-management directors regularly meet separately from the Board as a whole. King’s Corporate Governance Guidelines provide that the Chairman of the Board, if independent of King, shall serve as presiding director at meetings of the non-management directors. If the Chairman is not an independent director, then the non-management directors annually elect one of their members to serve as Lead Independent Director.

LEAD INDEPENDENT DIRECTOR

Mr. Markison, King’s President and Chief Executive Officer (“CEO”), was appointed as Chairman of the Board in May 2007. It is the Board’s view that Mr. Markison’s service as both Chairman and CEO is important for effective coordination and communication between the Board and management. Mr. Wood was elected, at the same time as Mr. Markison’s appointment as Chairman, to serve as Lead Independent Director, and he has been re-elected to this position each year since, most recently in May 2009.

The duties of the Lead Independent Director include: meeting regularly with the Chairman; advising the Chairman as to an appropriate schedule of Board meetings; consulting with the Chairman in establishing agendas for Board meetings and consulting with the chair of each committee in establishing agendas for committee meetings; facilitating communications with other members of the Board; acting as the presiding director at meetings of the non-management directors; serving as a non-voting member of each committee on which he does not serve as a regular member; serving as a point of contact for shareholders who wish to contact the Company other than through its management; directing the provision of any materials to the Board that he or she determines to be necessary for the independent directors to effectively and responsibly perform their duties; coordinating the Board’s annual self-evaluation process; and other duties as prescribed from time to time by King’s Corporate Governance Guidelines.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Interested parties may contact the Board of Directors:

•	by sending correspondence to the attention of the Assistant Secretary, William L. Phillips III, King Pharmaceuticals, Inc., 501 Fifth Street, Bristol, Tennessee 37620;

•	by sending email to Board@kingpharm.com; or

•	by calling (888) 440-5464 and leaving a voicemail message.

Communications should specify whether they are intended for all directors, all non-management directors, only the Chairman, or only the Lead Independent Director. Any message which does not specify its intended recipients will be treated as if intended for the entire Board. All messages will be reviewed by King’s Legal Department and its Compliance Office and any message deemed by either department to be substantive will be forwarded to the intended recipients.

2009 BOARD MEETINGS AND ATTENDANCE

In 2009, the Board met ten times. All directors attended at least 75% of the aggregate of all of the Board meetings and meetings held by committees of which they were members.

BOARD COMMITTEES

The Board has appointed an Audit Committee, a Compensation and Human Resources Committee and a Nominating and Corporate Governance Committee. Each member of these committees has been determined by our Board of Directors to be independent of King pursuant to NYSE listing standards. Each of these committees operates pursuant to a written charter adopted by our Board of Directors. These charters are available through our website, www.kingpharm.com, by first choosing “Investors” and then “Governance”. The Board has also formed an Enterprise Risk Management Committee.

Audit Committee.  The Audit Committee currently consists of R. Charles Moyer (Chair), Elizabeth M. Greetham, Philip A. Incarnati and D. Greg Rooker. The Audit Committee has the authority and responsibility, among other obligations, to select, retain, compensate, terminate and oversee the work of our independent registered public accounting firm; to assess the qualifications and independence of our independent registered public accounting firm; to pre-approve auditing, audit-related and permitted non-auditing services rendered by our independent registered public accounting firm; to discuss with the independent registered public accounting firm the results of the annual audit and quarterly reviews of financial statements; to review and evaluate management’s conduct of King’s financial reporting processes (including the development and maintenance of systems of internal accounting and financial control); to oversee King’s compliance with certain legal and regulatory requirements; to oversee the performance of King’s internal audit function; to monitor compliance with King’s investment policy; and to make reports to the Board periodically with respect to its work. The Board of Directors has determined that each member of the Audit Committee meets the independence, experience and other qualification requirements of the NYSE and the SEC and that Dr. Moyer and Ms. Greetham, each of whom serves on the Audit Committee, are “audit committee financial experts,” as defined by the rules of the SEC. None of the Committee’s members serves on more than three public company audit committees. The Audit Committee met five times during 2009. For additional information regarding the Audit Committee, please see the Report of the Audit Committee of the Board of Directors that begins on page 13.

Compensation and Human Resources Committee.  The Compensation and Human Resources Committee currently consists of Earnest W. Deavenport, Jr. (Chair), Elizabeth M. Greetham, Gregory D. Jordan and Ted G. Wood. The Committee has the authority and responsibility, among other obligations, to establish and periodically review a general compensation philosophy for our executive officers; to annually review and approve the corporate goals and objectives upon which the compensation of our CEO is based, evaluate the CEO’s performance in light of these goals and objectives and determine the CEO’s compensation; to review and approve the recommendations of the CEO with regard to the compensation and benefits of the executive officers; in conjunction with the Nominating and Corporate Governance Committee, to review annually and make recommendations to the Board with respect to the compensation (including any equity-based compensation) of non-employee directors; to oversee the management development process, including an annual review of plans for executive officer succession; and to oversee regulatory compliance with respect to compensation matters. In 2009, the Committee was advised with respect to executive compensation matters by an independent outside consultant, James F. Reda & Associates, LLC, retained by the Committee. The Compensation and Human Resources Committee met nine times during 2009. For additional information regarding the Compensation and Human Resources Committee and compensation matters generally, please see the Compensation Discussion and Analysis and related information that begins on page 15.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee currently consists of Ted G. Wood (Chair), Earnest W. Deavenport, Jr., Gregory D. Jordan and R. Charles Moyer. The Nominating and Corporate Governance Committee has the authority and responsibility, among other obligations, to locate, evaluate and recommend to the Board persons to be nominated for election or appointment as directors; to recommend to the Board a chair and members for each of the Board’s committees; to assist the Board and its committees in the development and implementation of performance evaluation processes; to review annually our Corporate Governance Guidelines and recommend to the Board any changes that the Committee determines to be necessary or desirable; to assist the Board with the orientation of new directors and continuing education for existing directors; in conjunction with the Compensation and Human Resources Committee, to annually review and make recommendations to the Board with respect to the compensation (including equity-based compensation) of non-employee directors; and to examine annually the independence from King of each non-employee director and deliver to the Board the results of its review. The Nominating and Corporate Governance Committee met seven times during 2009.

The Nominating and Corporate Governance Committee may consider, in evaluating potential director nominees, any of the following factors, or other factors, which it determines to be relevant:

•	Character and integrity.

•	Educational background.

•	Business or professional experience, including experience with financial statements, financial reporting, internal controls, executive compensation, corporate governance, employee benefits, manufacturing and regulatory issues or other relevant areas of experience.

•	Familiarity with the principal operations of publicly-traded United States companies.

•	Current or prior relationships with King or any of its subsidiaries.

•	The correlation between the candidate’s experience and the Committee’s evaluation of the present and future needs of the Board.

If reviewing the qualifications of an incumbent director, the Committee also considers the past performance of the incumbent director.

King does not have a formal policy regarding the consideration of diversity in identifying director nominees. However, the Nominating and Corporate Governance Committee actively attempts to identify and nominate candidates with a variety of backgrounds and complementary skills so that the Board, as a whole, will have the experience needed to oversee King’s business.

Shareholders may recommend candidates to the Committee by submitting a written recommendation to the Chief Legal Officer, 501 Fifth Street, Bristol, Tennessee 37620. The Chief Legal Officer will direct all such correspondence to the Committee.

In order for a written shareholder recommendation to be evaluated by the Committee, it must include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation must also be accompanied by the candidate’s written consent to be named in a proxy statement as a nominee, if recommended by the Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Committee from time to time, either from the recommended person or from the recommending shareholder.

The shareholder must also disclose, with the written recommendation, the number of shares of King’s common stock beneficially owned by the shareholder, the percentage of all outstanding common stock which the shares represent and the period of time the shareholder has beneficially owned the shares. If the shareholder is part of a group of shareholders that is making the recommendation, the shareholder must also disclose the names of the other members of the group and, for each member of the group, the number of shares of King’s common stock beneficially owned by the member, the percentage of all outstanding common stock which the shares represent and the period of time the member has beneficially owned the shares.

Once the Committee has received all required or requested information regarding a particular shareholder-recommended candidate, the Committee will evaluate that candidate according to its established evaluation practices and, based on the results of that evaluation, will determine whether to recommend the candidate to the Board for nomination for election or appointment as a director.

The procedure described above does not preclude a shareholder of record from making nominations of director candidates, provided such nominations are in accordance with King’s bylaws as then in effect.

From time to time, including in 2009, the Committee has retained and paid consultants to assist it in the process of identifying or evaluating Board candidates. No candidates have been recommended to serve on the Board of Directors by a shareholder or group of shareholders who beneficially owned more than 5% of our common stock.

Enterprise Risk Management Committee.  In 2009, the Enterprise Risk Management Committee consisted of all then-serving directors, and it was co-chaired by Mr. Markison and Mr. Incarnati. This Committee is responsible for oversight of King’s risk management processes; risk assessments; risk mitigation activities; the adoption of risk tolerances; and for reviewing the activities and reports of management’s Enterprise Risk Management Committee. The enterprise risk management approach applied by the Committee is designed to identify, assess, mitigate and manage material risks, and it supports the Board’s corporate governance goals and the efforts of management to achieve strategic objectives.

BOARD COMMITTEE
REPORTS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the company specifically incorporates this Report by reference therein.

The Audit Committee is typically appointed by the Board immediately following the annual meeting of shareholders. Since the time of the May 2009 annual meeting, R. Charles Moyer (Chair), Elizabeth M. Greetham, Philip A. Incarnati and D. Greg Rooker have served on the Audit Committee. The Board of Directors has determined that each member of the Audit Committee meets the independence, experience and other qualification requirements of the NYSE and the SEC. None of the Committee’s members serves on more than three public company audit committees. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which is available on our website, www.kingpharm.com.

Management is responsible for internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for performing an audit of our financial statements and company’s systems of internal control, in accordance with the standards of the Public Company Accounting Oversight Board (United States), and for expressing an opinion about those statements and controls based upon its audit. The Audit Committee, on behalf of the Board, monitors and reviews the performance of the independent registered public accounting firm and the quality and integrity of internal accounting, auditing and financial reporting practices. The Audit Committee’s other chief duties include:

•	exercising sole authority to retain, compensate, terminate and oversee the work of the company’s independent registered public accounting firm,

•	pre-approving audit, audit-related and permitted non-audit services rendered by the company’s independent registered public accounting firm,

•	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements and quarterly unaudited financial statements, and determining whether to recommend to the Board that the audited financial statements be included in our Annual Report on Form 10-K,

•	discussing earnings press releases, as well as financial information and earnings guidance provided to analysts or rating agencies, and reviewing such information, to the extent reasonably practicable, prior to its release or distribution,

•	reviewing and approving the written charter and annual work plans of the Compliance Office and reviewing the plans for, and results of, internal audits,

•	receiving reports from the Corporate Compliance Officer of any allegation regarding accounting, internal control or auditing matters or any other substantial compliance issue,

•	establishing and maintaining hiring policies with respect to employees or former employees of the independent auditors,

•	assessing the independent registered public accounting firm’s independence from the company, and

•	periodically reporting to the Board regarding the Audit Committee’s activities.

During 2009, the Audit Committee met five times and regularly held separate executive sessions with the independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), and also with the Chief Financial Officer, the Corporate Compliance Officer, the Vice President for Internal Audit and among the Audit Committee members. There were also numerous informal meetings and communications among the Chair, various Audit Committee members, the independent registered public accounting firm and members of management.

The Audit Committee has reviewed and discussed with management the company’s audited financial statements for the year ended December 31, 2009. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, (“Communication with Audit Committees”) as amended, as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of King’s financial statements and internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the quality of King’s accounting policies.

The Audit Committee has obtained from PricewaterhouseCoopers a formal written statement describing all relationships between that firm and King that might bear on the accounting firm’s independence. This statement conforms to Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees” as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3600T. The Audit Committee has also discussed with PricewaterhouseCoopers any relationships that may impact its objectivity and independence. The Audit Committee has also considered whether provision of the services described under the section “Audit Fees” is compatible with maintaining the independence of the independent registered public accounting firm.

In October 2005, as part of the settlement of a government pricing investigation, the company entered into a five-year corporate integrity agreement (the “CIA”) with the Office of Inspector General of the United States Department of Health and Human Services. In December 2005, the Audit Committee approved management’s recommendation to appoint PricewaterhouseCoopers to serve as the independent review organization (“IRO”) in connection with the requirements of the CIA. PricewaterhouseCoopers acted as IRO during 2009. The Audit Committee has considered whether the service of PricewaterhouseCoopers as IRO is compatible with maintaining the independence of the independent registered public accounting firm.

The Audit Committee is satisfied that PricewaterhouseCoopers is independent of King.

Based upon the results of the inquiries and actions discussed above, in reliance upon information from management and PricewaterhouseCoopers, and subject to the limitations of its role, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

The Audit Committee has appointed PricewaterhouseCoopers as the company’s independent registered public accounting firm for 2010. In the event the shareholders do not ratify the appointment of PricewaterhouseCoopers as the company’s independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The Members of the Audit Committee
of the Board of Directors

R. Charles Moyer, Chair
Elizabeth M. Greetham
Philip A. Incarnati
D. Greg Rooker

REPORT OF THE COMPENSATION AND HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Compensation and Human Resources Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the company specifically incorporates this Report by reference therein.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Taking this review and discussion into account, the undersigned Committee members recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation and Human Resources Committee of the Board of Directors

Earnest W. Deavenport, Jr., Chair
Elizabeth M. Greetham
Gregory D. Jordan
Ted G. Wood

COMPENSATION
INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Philosophy

The fundamental goal of our compensation program is to build long-term shareholder value. In order to build long-term shareholder value, we must attract and retain exceptionally talented and capable executives, and we must provide those executives with incentives that motivate and reward them for achieving King’s immediate and longer-term operational, financial and scientific goals and strategic objectives. To this end, our executive compensation program is guided by the following key principles:

•	Executive compensation should substantially depend upon measures of company and individual performance. These measures should be quantitative where appropriate, but the experienced and independent judgment of the Compensation and Human Resources Committee of our board of directors (for purposes of this Compensation Discussion and Analysis, the “Committee”) about King’s performance and the performance of an executive is also integral to compensation decisions.

•	The interests of executives should be closely aligned with those of shareholders by providing a substantial percentage of executives’ compensation opportunities in the form of King equity and by connecting the potential value of this equity to measures of company performance.

•	Total compensation and individual compensation elements should approximate the median compensation provided to similarly situated executives within other publicly-traded pharmaceutical companies of King’s size and complexity. Compensation should be sufficient to retain the services of talented and highly capable executives, and King’s executives should be compensated equitably relative to one another, based upon their respective duties and their relative levels of responsibility and performance.

Role of the Compensation and Human Resources Committee in Determining Executive Compensation

The decisions of, and guidance we receive from, the Committee are vital to our compensation program. The Committee is composed entirely of directors who are independent of King under the independence standards established by the NYSE, the securities exchange on which our common stock is traded.

The Committee has the authority and responsibility to establish and periodically review our executive compensation principles, described above. Importantly, the Committee also has sole responsibility for determining the corporate goals and objectives upon which the compensation of the CEO is based, for evaluating (in consultation with all non-management directors) the CEO’s performance in light of these goals and objectives and for determining the CEO’s compensation and benefits, including his equity-based compensation.

The Committee also reviews and approves the recommendations of the CEO with regard to the compensation and benefits of other executive officers. In accomplishing this responsibility, the Committee meets regularly with the CEO, approves cash and equity incentive objectives for the other executive officers, reviews with the CEO the accomplishment of these objectives and approves the base salary and other elements of compensation for the executive officers. The Committee has full discretion to modify the recommendations of the CEO in the course of its approval of executive officer compensation.

The Committee also annually reviews, and makes recommendations to the Board about, the compensation of non-employee directors, a function it performs in conjunction with the Board’s Nominating and Corporate Governance Committee.

Our Incentive Plan, which was approved by shareholders in May 2005, provides for the grant of various equity awards, such as stock options, restricted stock and performance share units, as well as cash incentive awards, to King’s employees and directors. The Committee is responsible for administering this Plan and it has sole authority to make awards to the CEO or any other executive officer. Our Board of Directors has sole authority to make grants to directors under the Incentive Plan.

In conjunction with its responsibilities related to executive compensation, the Committee also oversees King’s talent management process, reviews plans for executive officer succession and performs various other functions.

For additional information about the Committee, please see the section entitled “Board Committees”, beginning on page 11.

Role of the Committee’s Compensation Consultant

The Committee consults regularly with an independent outside compensation consulting firm retained by the Committee. As it makes decisions about executive compensation, the Committee frequently obtains data from its consultant and from third party surveys regarding current compensation practices and trends among United States companies in general, and pharmaceutical and biosciences companies in particular, and reviews this information with its consultant. The Committee also discusses various other compensation matters with its consultant, both during the course of the Committee’s regular meetings and in private meetings. In addition, the Chairman of the Committee is in regular contact with the consultant and with management outside of Committee meetings regarding matters being considered or expected to be considered by the Committee.

During 2009, the Committee was advised by James F. Reda & Associates, LLC, an independent executive compensation consulting firm. The Committee retained this firm, and the firm did not provide any other services to King other than assisting management in calculating the results of certain performance-based awards approved by the Committee.

Our 2009 Compensation Program

The elements of executive compensation for 2009 were:

•	base salary,

•	the potential for incentive-based cash compensation based upon our 2009 financial results,

•	four types of equity compensation,

•	certain benefits and perquisites, and

•	the potential for post-termination compensation under certain circumstances.

In 2009, based on the grant date fair values for equity incentives, base salary accounted for approximately 26% of the total compensation of the named executive officers, equity-based incentive compensation accounted for approximately 47%, non-equity incentive compensation accounted for approximately 24% and all other compensation accounted for approximately 3%.

Information about each compensation element and its purposes appears in the section below entitled “Summary of 2009 Compensation Elements”.

Our Named Executive Officers

The individuals who served as Chief Executive Officer and Chief Financial Officer during 2009, as well as the other individuals included in the Summary Compensation Table on page 29, are referred to as the “named executive officers.” At some points in the discussion we also refer more generally to our “executive officers,” the larger group of executives whose compensation requires the approval of the Committee under the terms of its charter.

Summary of 2009 Compensation Elements

The table below provides detailed information regarding each element of the 2009 compensation program.

Compensation Element Overview	Purposes of the Compensation Element
Base Salary	Base salary pays for competence in the executive role. An executive’s salary level depends on the scope of his or her responsibilities, individual performance, experience and the relationship to amounts paid to similarly situated executives at peer companies in our Comparator Group (as discussed under “Market Data and Our Comparator Group”) and according to third-party compensation survey results.
To provide competitive fixed compensation based on sustained performance in the executive’s role and competitive market practice.

Short-Term Incentives	Executive Management Incentive Award (EMIA) (Cash)
The EMIA provides cash awards for achievement of annual corporate financial objectives. In 2009, these predetermined objectives for our named executive officers related to cash from operations and business unit operating income.
To motivate and focus our executive team on the achievement of our annual performance goals.

Long-Term Incentives	Performance Share Units (PSUs)

One-Year Performance Period + Two-Year Vesting Period
One-Year PSUs encourage achievement of annual earnings per share targets and encourage executive retention over the additional two-year vesting period.

Participants may earn either 0% or between 50% and 200% of a targeted number of PSUs based on King’s performance against pre-established earnings per share targets for the performance year, upon the Committee’s determination that the applicable performance targets were achieved. Earned PSUs are paid in common stock at the end of an additional two-year period if the executive remains employed by King. The potential value of a participant’s units increases and decreases according to King’s stock price performance during the three-year life of the PSUs.

Three-Year Performance Period
Three-Year PSUs reward achievement of King’s three-year total shareholder return (stock price appreciation plus dividends) for the period 2009 through 2011 versus the returns of companies in the Dow Jones U.S. Pharmaceuticals Index.

Participants may earn either 0% or between 50% and 200% of a targeted number of PSUs based on King’s performance relative to the performance of companies in the Dow Jones U.S. Pharmaceuticals Index. The potential value of a participant’s units increases and decreases according to King’s relative total shareholder return during the three-year life of the PSUs.

Stock Options
Stock option awards vest in approximately thirds upon the first three anniversaries of the grant date. The total life of these awards is typically ten years if the recipient remains an employee of King, which encourages executive retention during this period. The potential value of stock options increases and decreases according to King’s stock price performance during the vesting term and ten-year total life, thus rewarding sustained stock price appreciation.

Restricted Stock
Restricted stock awards vest in full on the third anniversary of the grant date if the recipient remains an employee of King, but they are forfeited if the recipient leaves employment with King voluntarily. This structure encourages executive retention during the vesting period. The potential value of these awards increases and decreases according to King’s stock price performance during the vesting term, thus rewarding sustained stock price appreciation.
We strive to use a balanced long-term equity incentive portfolio, focusing on:

•   share price appreciation,
•   internal financial objectives,
•   performance relative to other companies in our industry, and
•   retention of executives.

The primary objectives of our long-term equity incentive awards are:

•   to align management interests with those of shareholders,
•   to reward growth of the business, increased profitability, and sustained shareholder value,
•   to increase management’s potential for stock ownership opportunities (all long-term awards are earned in shares of common stock), and
•   to attract and retain excellent management talent.

The overall value of target grants for each executive was determined by multiplying the executive’s base salary by a percentage that approximates the median percentage awarded to similarly situated executives in the Comparator Group and according to third-party compensation survey results.

The estimated relative grant values of the elements of the 2009 long-term awards are as follows:

•   PSUs – One-Year 35%
•   PSUs – Three-Year 15%
•   Stock Options 30%
•   Restricted Stock 20%

We believe that the relative weighting of these incentive awards gives appropriate emphasis to each of the goals of the 2009 compensation program.

Compensation Element Overview	Purposes of the Compensation Element
Benefits	In General
Executives participate in employee benefit plans available to all employees of King, including health, life insurance and disability plans. The cost of these benefits is partially borne by the employee. More highly compensated employees, such as the named executive officers, pay a greater percentage of benefit costs than do other employees.

401(k) Plan
Executives may participate in King’s 401(k) retirement savings plan, which is available to all employees. In 2009, the company matched employees’ contributions to the plan, typically up to 5% of their base salary, subject to regulatory limits. Employees pay the fees associated with participating in the 401(k) plan.

Non-Qualified Deferred Compensation Plan
Executives may participate in King’s Non-Qualified Deferred Compensation Plan, which is generally available to persons holding the title of Vice President or a more senior title. King matches contributions to this plan to the extent that deferrals reduce matching contributions otherwise available under the 401(k) plan.

Life Insurance
King provides life insurance benefits to all employees. The coverage amount for executives is $500,000 and premiums paid for coverage above $50,000 are treated as imputed income to the executive.

Disability Insurance
King provides short-term and long-term disability insurance to all employees. In 2009, if a named executive officer had been disabled, he would have received short-term disability payments equal to 100% of his base salary for up to 26 weeks. If the disability lasted longer than 26 weeks, he would have received long-term disability payments of 60% of base salary, not to exceed $20,000 per month.
These benefits are designed to attract and retain employees and provide security for their health and welfare and retirement needs. We believe that these benefits are reasonable, competitive and consistent with King’s overall executive compensation program.

Compensation Element Overview	Purposes of the Compensation Element
Perquisites	King does not utilize perquisites or personal benefits extensively. The few perquisites that are provided complement other compensation vehicles and enable the company to attract and retain key executives. These perquisites include:

•   financial planning services, which cost the company approximately $10,000 per executive in 2009, and
• limited personal use of corporate aircraft.	We believe these benefits better allow us to attract and retain superior employees for key positions, allow our executive team to work more efficiently and limit distractions from King’s business.

•   Financial planning services (a) allow the executive team to stay focused on King’s business issues by reducing time spent on personal financial matters, and (b) allow our executive team to optimize the value of their compensation and our benefit programs.

•   The Committee is responsible for determining the general parameters for personal use of corporate aircraft by executives, and the Committee regularly reviews such usage, including usage by the Chief Executive Officer. Further, each use of a corporate aircraft by an executive for personal purposes (1) requires the specific approval of the Chief Executive Officer, (2) is only allowed if it would not interfere with King’s operations, and (3) results in imputed income to the executive according to Internal Revenue Code and Department of Transportation requirements. The incremental cost of aircraft use by the named executive officers to the company is included in column (i) of the Summary Compensation Table and the additional table detailing “All Other Compensation” beginning on page 29.

Compensation Element Overview	Purpose of the Compensation Element
Post- Termination Pay	Severance Plan
King’s Severance Pay Plan: Tier I (the “Severance Plan”) is designed to pay severance benefits to an executive for a qualifying separation. It is also designed to pay an enhanced benefit for a qualifying separation in connection with a change in control. It applies to all named executive officers.

For the CEO, the Severance Plan provides for a payment, upon the occurrence of certain termination events, of two times the sum of (1) base salary and (2) an amount equal to his target cash incentive award, and three times this sum upon the occurrence of certain termination events following a change in control. In addition, the payment would include compensation for any earned but unused vacation days.

For the other named executive officers, the Severance Plan provides for a payment, upon the occurrence of certain termination events, of one and one-half times the sum of (1) base salary and (2) an amount equal to the officer’s target cash incentive award, and two times this sum upon the occurrence of certain termination events following a change in control. In addition, the payment would include compensation for any earned but unused vacation days.

For additional information regarding the Severance Plan see the section entitled “Post-Termination Payments” beginning on page 35.

Offer Letters
Typically, a named executive officer will agree to the terms of an offer letter in connection with the acceptance of a position at King. Offer letters have sometimes contained provisions related to severance matters, as does the offer letter related to Mr. Markison’s appointment as CEO. For information regarding the terms of this offer letter, please see the section entitled “Post-Termination Payments” beginning on page 35.	The Severance Plan is intended to allow executives to concentrate on making decisions in the best interests of King (or any successor organization in the event that a change in control is to occur). These severance benefits also reflect the fact that it may be difficult for such executives to find comparable employment within a short period of time and are therefore intended to alleviate an executive’s concerns about the loss of his or her position without cause.

We regularly use offer letters in connection with the hiring of new employees. These letters have contained provisions related to post-termination pay and benefits when necessary to provide short-term employment security to newly-hired executives.

Market Data and Our Comparator Group

In determining 2009 compensation for the named executive officers, the Committee relied on market data provided by its consultant, James F. Reda & Associates LLC. This information was principally related to a group of 19 pharmaceutical and healthcare companies similar in size to King (we refer to this group of companies as the “Comparator Group”), but it also included third-party compensation survey results. This group had median 2008 revenues of approximately $2.1 billion. Information about these companies was obtained from publicly-available information appearing in their proxy statements, supplemented with pharmaceutical industry information from published and third-party survey sources. The members of the Comparator Group for 2009 were:

Allergan, Inc. Alpharma Inc. Barr Pharmaceuticals, Inc. Biogen Idec Inc. Biovail Corporation Celgene Corporation Cephalon Inc.	Endo Pharmaceuticals Holdings, Inc. Forest Laboratories, Inc. Genzyme Corporation Gilead Sciences, Inc. Hospira, Inc. The Medicines Company Mylan, Inc.	Par Pharmaceutical Companies, Inc. Sepracor Inc. Valeant Pharmaceuticals International Warner Chilcott Limited Watson Pharmaceuticals, Inc.

The Committee evaluates and approves the Comparator Group annually, revising it as necessary to ensure that it continues to be appropriate for benchmarking our executive compensation program.

In evaluating appropriate compensation program designs, the Committee also considered the approaches employed by larger pharmaceutical companies, but information related to these companies was not used in making decisions about the amount of compensation to be provided to any executive officer.

Base Salary

As discussed above, base salaries for the named executive officers are intended to approximate median salaries for similarly situated executives among Comparator Group companies. The Committee considers a number of additional factors, however, in determining base salary, such as the executive’s individual performance, his or her experience and tenure, internal compensation consistency, the need to attract new, talented executives, and the company’s overall annual budget. Base salaries are generally reviewed on an annual basis, early in the calendar year. Adjustments to base salary, if any, are typically effective in late March or early April of the same year.

Until March 22, 2010, when the Committee approved base salary increases for Mr. Markison and each of our named executive officers, Mr. Markison’s base salary had been unchanged since March 25, 2008. His base salary is lower than the median base salary of the chief executive officers among our Comparator Group. The 2009 base salaries for the other named executive officers approximated the median base salary of similarly situated officers among our Comparator Group. Effective March 22, 2010, following reviews of the 2009 activities and performance of the named executive officers, the Committee approved the following base salaries:

Brian A. Markison	$999,900
Joseph Squicciarino	$624,000
Eric J. Bruce	$448,800
James W. Elrod	$486,700
Eric G. Carter	$451,400

Individual performance was one of several material factors considered by the Committee in connection with adjustments to executive base salaries related to 2009. In assessing individual performance, the Committee focused upon the degree of an executive’s accomplishment of corporate objectives and strategic goals, including, as applicable to various executives, goals related to: manufacturing, product quality, research and development, product sales, talent management and development, risk management, cost-saving initiatives, achievement of operational efficiencies, the advancement of business development opportunities and similar objectives.

2009 Executive Management Incentive Award (EMIA)

Potential Payouts

The 2009 Executive Management Incentive Award (“EMIA”) program allowed executives the opportunity to earn cash awards upon the accomplishment of predetermined 2009 financial objectives. Potential target EMIA awards approximated the 50th percentile for short-term cash awards provided to similarly situated executives among Comparator Group companies, based on market data provided by the Committee’s consultant.

The table below shows the overall potential payout amounts approved by the Committee for each of the named executive officers, expressed as percentages of base salary.

		Joseph
Performance Level	Brian A. Markison	Squicciarino	Eric J. Bruce	James W. Elrod	Eric G. Carter

Maximum/Stretch	200%	140%	120%	120%	120%
Target	100%	70%	60%	60%	60%
Threshold	50%	35%	30%	30%	30%
Below threshold	0%	0%	0%	0%	0%

Objectives

Beginning in mid-2008, the Committee and members of management began discussing potential performance goals for the 2009 EMIA program. In late 2008, King acquired Alpharma Inc. (“Alpharma”), a global specialty pharmaceutical company that developed and produced products for humans and animals. In connection with this acquisition, King incurred approximately $625 million in new debt obligations. Mr. Markison advised the Committee that rapid repayment of these new debt obligations was a key objective for 2009 because it would reduce interest expense and better position King to pursue future business development opportunities. He therefore recommended to the Committee that it adopt objectives that would encourage and reward the generation and saving of cash that could be used to prepay King’s debt obligations. After discussing various corporate objectives with Mr. Markison, and after consultation with King’s Chief

Financial Officer, in March 2009 the Committee approved EMIA goals for the named executive officers related to maximizing King’s cash from operations and operating income within the animal health business. In June 2009 management recommended, and the Committee approved, amendments to the Animal Health objective that increased the threshold, target and stretch goals. The objectives approved by the Committee are detailed in the table below.

Objective	Threshold	Target	Stretch

Corporate Cash from Operations	$401 million	$421 million	$467 million
Animal Health Operating Income (modified)*	$57 million	$61 million	$71 million

*	For purposes of determining achievement of the EMIA targets, this measure adjusts for certain categories of recurring and non-recurring items that the Committee believes do not reflect the performance of King’s core continuing operations and is not directly comparable to similar measures appearing in King’s financial statements. The Committee identified the categories of items to be excluded at the same time it set the target and reviewed each of them quarterly in 2009 and again in early 2010 as part of the process of determining the degree to which the objective was achieved.

Weighting of Objectives

The relative weighting of these objectives for each executive depended upon the executive’s ability to effect the accomplishment of the objective. Actual payouts thus depended not only upon the degree to which objectives were accomplished but also upon the weight accorded to each objective for that executive. The relative weights of the objectives for each named executive officer are shown below.

	Objective Weighting
		Joseph
		Squicciarino	Eric J. Bruce
	Brian A. Markison	Chief Financial	President,	James W. Elrod	Eric G. Carter
Objective	President and CEO	Officer	Alpharma Animal Health	Chief Legal Officer	Chief Science Officer

Corporate Cash from Operations	100%	100%	80%	100%	100%
Animal Health Operating Income (modified)	0%	0%	20%	0%	0%

The Committee also determined that, if results were between the threshold and target objectives, or between the target and maximum objectives, straight-line interpolation would be applied to determine the appropriate payout percentage. The program also provided that no payout would occur under any objective if the company failed to achieve at least threshold Corporate Cash from Operations.

Program Results

All payouts to executive officers under the 2009 EMIA program were contingent upon the Committee’s review and certification of the degree to which King achieved each objective. In early 2010, the Committee reviewed King’s 2009 financial results for purposes of the EMIA program. It determined that the result under the Corporate Cash from Operations objective was approximately $431 million, or 121.1% of the target objective. The result under the Animal Health Operating Income objective was approximately $58 million, or 62.5% of the target objective.

The Committee also reviewed the results of our debt repayment efforts, noting that, as of December 31, 2009, we had already repaid approximately $533 million, or 85%, of the debt incurred in connection with the Alpharma acquisition, an amount approximately $309 million higher than required by our repayment schedule as of that date.

The table below shows the amounts paid to the named executive officers based upon achievement of objectives under the 2009 EMIA program.

		Percentage
Officer	2009 EMIA Payout	of Target

Brian A. Markison	$1,198,761	121%
Joseph Squicciarino	$508,565	121%
Eric J. Bruce	$283,158	109%
James W. Elrod	$340,012	121%
Eric G. Carter	$315,310	121%

2009 Long Term Incentive Awards (LTIA)

Design

The Committee believes that long-term equity incentives are an important part of a complete compensation package because they focus executives on achieving King’s long-term goals, align the interests of executives with those of shareholders, encourage sustained stock performance and help to retain executives.

In March 2009, the Committee granted four different types of incentive awards to executives, each designed to emphasize certain elements of the company’s long-term objectives and/or to retain key executives. We refer to these four grants collectively as the 2009 Long Term Incentive Awards (“LTIA”). The four types of grants were as follows:

•	One-Year PSUs. The number of One-Year PSUs received by an executive could have been 0% or between 50% and 200% of a target number, depending upon King’s 2009 earnings per share excluding certain special items and recurring adjustments. The PSUs are then subject to a two-year holding period, after which each PSU is to be paid with one share of common stock.

•	Three-Year PSUs. The number of Three-Year PSUs paid in common stock at the end of three years could be 0% or between 50% and 200% of a target number, depending upon King’s total shareholder return over the years 2009 through 2011 as compared to the total shareholder return of the stocks making up the Dow Jones U.S. Pharmaceutical Index.

•	Stock options. Stock options become exercisable over three years (33%, 33% and 34% on each anniversary of the grant date) and have a term of ten years, or a shorter period if the executive leaves the company.

•	Restricted stock. Restricted stock vests on the third anniversary of the date of grant if the executive is still employed by King as of that date.

The Committee assessed the appropriate overall value of these equity grants to executives by reviewing information about the value of equity grants made to similarly situated executives in Comparator Group companies and third-party compensation survey results provided by its consultant. The overall value of LTIA grants for each executive was determined by multiplying the executive’s base salary by a percentage that approximates the median percentage used for similarly situated executives in the Comparator Group. In establishing the specific percentage for each executive, the Committee also considered the potential value of equity compensation relative to other elements of the executive’s total compensation. These percentages were 350% of base salary for Mr. Markison, 200% for Mr. Squicciarino and 160% for Mr. Bruce, Mr. Elrod and Dr. Carter. Mr. Markison’s percentage was lower than the median percentage for similarly situated chief executive officers within the Comparator Group.

The Committee likewise assessed the appropriate distribution of value among the four award types, as well as the corporate objectives each type of grant was intended to encourage executives to address. (Please see the section above called “Summary of 2009 Compensation Elements” for more information about the purposes of each award type.) It was the judgment of the Committee that appropriate promotion of King’s objectives throughout the duration of the awards would be best accomplished by the following distribution of the total estimated equity grant value among the four award types: 35% in the form of One-Year PSUs (assuming target performance), 15% in the form of Three-Year PSUs (assuming target performance), 30% in the form of stock options and the remaining 20% in the form of restricted stock. This relative weighting of these awards results in a greater percentage of King’s awards being performance-based than is typical among our Comparator Group.

One-Year Performance Share Units (PSUs)

The objective of the One-Year PSUs is to promote King’s growth, as measured by its earnings per share results. The Committee reviewed and approved these earnings per share objectives in March 2009 following discussions with management, a review of King’s historical results, considerations of the various circumstances facing the company during 2009, including the need to successfully integrate Alpharma into King’s operations, and also taking into account the earnings per share expectations of our annual plan. The objectives approved by the Committee are detailed in the table below.

Objective	Threshold	Target	Stretch

Earnings per share (modified)*	$0.48	$0.57	$0.63

*	For purposes of determining achievement of the One-Year PSU targets, this measure adjusts for certain categories of recurring and non-recurring items that the Committee believes do not reflect the performance of King’s core continuing operations and is not directly comparable to similar measures appearing in King’s financial statements. The Committee identified the categories of items to be excluded at the same time it set each EMIA target and reviewed each of them quarterly in 2009 and again in early 2010 as part of the process of determining the degree to which the objective was achieved.

The exact number of One-Year PSUs that could be earned by each executive depended upon the degree to which the earnings per share objective was accomplished. The Committee established, for each executive officer, a target number of One-Year PSUs, taking into account the value of the PSUs relative to other elements of the 2009 LTIA program and based on the executive’s base salary. The target numbers of One-Year PSUs for the named executive officers appear in the table below.

Officer	Target One-Year PSUs

Brian A. Markison	139,080
Joseph Squicciarino	48,170
Eric J. Bruce	27,710
James W. Elrod	30,060
Eric G. Carter	27,870

The Committee also determined that executives would have the opportunity to earn the following payouts, depending upon the degree of accomplishment of the established objectives, with performance falling between defined objective levels determined by straight-line interpolation between the defined levels.

Payout
Performance Level	(as a percentage of Target)

Stretch or greater	200%
Target	100%
Threshold	50%
Below Threshold	0%

The information above notwithstanding, the Committee also determined that no payout of One-Year PSUs would occur if the company failed to achieve at least 85% of target earnings per share. It also reserved the right to reduce or eliminate any payout of One-Year PSUs if the Committee determined that it was in King’s best interest to do so.

All 2009 One-Year PSU awards were contingent upon the Committee’s review and certification of the degree to which King achieved the predetermined financial objective.

In early 2010, the Committee reviewed King’s earnings per share results for purposes of the 2009 One-Year PSUs. It determined that King earned $0.66 per share, above the stretch objective. Based on this outcome, the named executive officers received the following numbers of One-Year PSUs, which are now subject to a two-year holding period that ends on December 31, 2011, after which these awards will be settled in shares of common stock.

Officer	One-Year PSUs Awarded

Brian A. Markison	278,160
Joseph Squicciarino	96,340
Eric J. Bruce	55,420
James W. Elrod	60,120
Eric G. Carter	55,740

Three-Year Performance Share Units

Each executive officer has the opportunity to earn Three-Year PSUs, the exact number of which depends upon King’s total shareholder return for a three-year period relative to the companies making up the Dow Jones U.S. Pharmaceutical Index.

Three-Year PSUs for 2009-2011.  In 2009, the Committee determined for each executive officer a target number of Three-Year PSUs, taking into account the value of the PSUs relative to other elements of the 2009 LTIA program and based on the executive’s base salary. The target numbers of Three-Year PSUs for the named executive officers appear in the table below.

Officer	Target Three-Year PSUs

Brian A. Markison	59,600
Joseph Squicciarino	20,640
Eric J. Bruce	11,880
James W. Elrod	12,880
Eric G. Carter	11,940

Under the terms of these awards, achievement of the predetermined objectives below would result in payouts of Three-Year PSUs as follows, with performance falling between defined objective levels determined by straight-line interpolation between the defined levels.

King’s Total Shareholder Return Percentile Rank	Payout
among Dow Jones U.S. Pharmaceuticals Index Companies	(as a percentage of Target)

>70th percentile	200%
70th percentile	200%
50th percentile	100%
30th percentile	50%
<30th percentile	0%

The results for the 2009 Three-Year PSUs will not be known until the completion of the three-year performance period on December 31, 2011, but King’s total shareholder return performance for 2009 placed it in the 48th percentile relative to the companies in the Dow Jones U.S. Pharmaceutical Index. If this percentile represented King’s performance during the entire performance period for the 2009 Three-Year PSUs, the payout under these awards would be 95% of the target number of Three-Year PSUs.

Three-Year PSUs for 2008-2010.  The results for the 2008 Three-Year PSUs will not be known until the completion of the three-year performance period on December 31, 2010, but King’s cumulative total shareholder return performance for 2008 and 2009 placed it in the 78th percentile relative to the companies in the Dow Jones U.S. Pharmaceutical Index. If this percentile represented King’s performance during the entire performance period for the 2008 Three-Year PSUs, the payout under these awards would be 200% of the target number of Three-Year PSUs.

Three-Year PSUs for 2007-2009.  King’s cumulative total shareholder return performance for 2007 through 2009 for the Three-Year PSUs granted in 2007 placed it in the 22nd percentile relative to the companies in the Dow Jones U.S. Pharmaceutical Index. There was therefore no payout under the 2007 Three-Year PSU awards.

Stock Options and Restricted Stock

The stock options and shares of restricted stock granted as part of the 2009 LTIA program were designed to reward sustained stock price appreciation and to encourage executive retention during a three-year vesting term and, in the case of stock options, a ten-year option life. Grants of stock options and restricted stock were not contingent upon any performance conditions. Stock options become exercisable approximately in thirds on the first three anniversaries of the date of grant, subject to the executive’s continued employment with King. Restricted stock vests in full on the third anniversary of the date of grant if the executive remains employed by King as of that date. For more information about these stock option and restricted stock awards, please see “2009 Grants of Plan Based Awards” on page 31.

Benefits

We provide executive officers with benefits that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the benefits provided to executive officers.

During 2009, King matched employees’ contributions to the King Pharmaceuticals, Inc. 401(k) Retirement Savings Plan, typically up to 5% of an employee’s base salary, subject to regulatory limits. Contributions by the named executive officers were matched in this way, subject to the limitations of the plan and applicable law. The named executive officers participate in other qualified benefit plans, such as medical insurance plans, in the same manner as all other employees. Highly compensated employees, such as the named executive officers, pay a larger portion of the premiums for these benefit plans than lower-compensated employees pay.

King provides life insurance coverage to all employees. For the named executive officers, this insurance would, in the event of death, pay $500,000 to designated beneficiaries. Premiums paid for coverage above $50,000 are treated as imputed income to the executive. King also provides short-term and long-term disability insurance to all employees. For the named executive officers, this insurance would, in the event of disability, provide short-term disability payments equal to 100% of the officer’s base salary for up to 26 weeks. If the disability lasted longer than 26 weeks, the officer would receive long-term disability payments of 60% of base salary, not to exceed $20,000 per month.

The King Pharmaceuticals, Inc. Deferred Compensation Plan is a tax-deferred compensation program for a limited number of executives, including the named executive officers. It provides a tax-favorable vehicle for deferring cash compensation, including base salary and awards pursuant to the EMIA program. Under the plan, an executive may defer up to 75% of his or her base salary and up to 90% of annual incentive pay. Deferred balances are credited with gains or losses which mirror the performance of benchmark investment funds selected by the participant from among twelve available funds and eleven target date funds. Deferred amounts are paid, at the participant’s option, either in a lump sum or in annual installments over a period of up to ten years for retirement or termination distributions, or up to five years for scheduled in-service withdrawals. King matches contributions to this plan to the extent that deferrals reduce matching contributions otherwise available under the 401(k) plan. In 2009, none of the named executive officers other than Dr. Carter deferred any compensation under our Deferred Compensation Plan.

Perquisites

We provide executive officers with limited perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the perquisites provided to executive officers.

The Committee is responsible for determining the general parameters for personal use of corporate aircraft by executives, and the Committee regularly reviews such usage, including usage by the Chief Executive Officer. The Committee has adopted a policy permitting limited personal use of corporate aircraft by the named executive officers and others. Personal use must not conflict with the needs of the company and each use must be specifically approved by the Chief Executive Officer. Personal flights are treated as income to the employee pursuant to the Standard Industry Fare Level standards established by the U.S. Department of Transportation. The incremental cost to King of any personal aircraft use by the named executive officers is included in column (i) of the Summary Compensation table and the additional tables detailing “All Other Compensation” beginning on page 29.

The named executive officers are also provided financial planning assistance, the costs of which (approximately $10,000 per executive in 2009) are grossed-up for income tax purposes.

Severance and Change in Control Benefits

We believe that reasonable severance and change in control benefits are necessary in order to recruit and retain effective senior executives and are generally required by the competitive recruiting environment within our industry. These severance benefits reflect the fact that it may be difficult for such executives to find comparable employment within a short period of time and are designed to alleviate an executive’s concerns about the loss of his or her position without cause. We also believe that a change in control arrangement will help facilitate change in control transactions that could be in the best interests of our shareholders. For a detailed discussion of potential severance and change of control benefits, see “Post-Termination Payments,” beginning on page 35.

Share Ownership Guidelines

The Committee has, on approximately an annual basis, considered the adoption of share ownership guidelines, discussing the matter with management and with its compensation consultant. The Committee has also reviewed information about the use of these guidelines in companies of King’s size and among pharmaceutical companies generally.

Based on these reviews, the Committee has determined not to adopt ownership guidelines but to review the issue periodically.

Timing of Committee Meetings and Grants; Option Pricing; Other Equity Grants

The Committee typically holds five regular meetings each year, and the timing of these meetings is generally established during the prior year. The Committee holds special meetings from time to time as its workload requires. Typically, annual grants of equity awards have been made at a meeting of the Committee in March of each year. The 2009 LTIA grants were made by the Committee in March of that year. Individual grants (for example, associated with the hiring of a new executive officer) may occur at other times of the year. We do not coordinate the timing of equity award grants with the release of material non-public information. The exercise price of each stock option awarded to our executive officers is the closing price of our common stock on the date of grant.

We have adopted a policy that addresses the procedures for review and adoption of equity incentive plans, offers of equity grants to employees, prospective employees, directors and prospective directors. The policy defines the processes through which these grants are reviewed and approved, and it also addresses SEC reporting obligations, notification of grant recipients, recordkeeping requirements, tax requirements and other matters. Key elements of the policy include the following:

•	No equity grant may be offered to any employee, prospective employee, director or prospective director without prior proper authorization unless the offer advises that any equity grant ultimately awarded would depend upon proper review and approval. All offers of equity grants must be made in writing.

•	Only the Committee is authorized to make equity grants to our executive officers. All such grants, and all other grants made by the Committee, are recorded in the Committee’s minutes.

•	Only the Board of Directors is authorized to make equity grants to non-employee members of our Board of Directors. All such grants are recorded in the Board’s minutes.

•	Our Incentive Plan provides that stock options granted pursuant to the plan must have an exercise price no less than the closing price of our common stock on the date the option is granted.

•	The Committee has delegated to the CEO limited authority to make grants, pursuant to our Incentive Plan, of nonqualified stock options and restricted stock to employees who are not executive officers. Unless otherwise authorized by the Committee, the CEO is authorized to grant a total of no more than 250,000 stock options and shares of restricted stock per calendar year, and unused shares are not carried from one year to the next. No single grant of restricted stock may exceed 25,000 shares and no single grant of stock options may exceed 50,000 options. Further, no employee may receive, through this process, more than one grant of stock options and one grant of restricted stock per calendar year. The CEO is authorized to determine the vesting schedule of the grants made pursuant to this process, but all other terms must conform to a form of grant agreement previously approved by the Committee. The exercise price of all stock options must not be less than the closing price of our common stock on the grant date. The CEO is required to report to the Committee not less than twice per year regarding his use of this delegated authority.

If the CEO wishes to use this authority to make a grant of stock options or restricted stock, the policy requires that he first approve all material terms of the proposed equity grant and submit these terms to an Equity Grant Completion Committee (or “EGCC”) for review. The EGCC is composed of two members of management, one from the Human Resources Department and an attorney from the Legal Department, and it operates pursuant to a written charter. The EGCC is required to verify that the terms of the proposed equity grant, if the grant were completed, conform with legal requirements, with the authority delegated to the CEO by the Committee, with company policies, with the applicable equity incentive plan and with other applicable requirements. If the EGCC determines unanimously that all of these requirements are met, then the grant is made, with a grant date of the 15th day of the month following the month during which the EGCC approved the terms of the grant. The EGCC’s approval of a grant may be withheld only if completion of the equity grant would not conform with the requirements described above, and the EGCC has no independent authority to make equity grants.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes the deductibility of an executive officer’s compensation that exceeds $1.0 million per year unless the compensation is paid under a performance-based plan that has been approved by shareholders. The Committee generally prefers that the compensation of our executive officers complies with the requirements of Section 162(m) through, for example, the use of our Incentive Plan. However, to maintain flexibility in compensating executive officers in a manner that attracts, rewards and retains high quality individuals, the Committee may elect to provide compensation outside of those requirements when it deems appropriate. The Committee believes that shareholder interests are best served by not restricting the Committee’s discretion in this regard, even though such compensation may result in non-deductible compensation expense to the company.

EXECUTIVE AND DIRECTOR COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation paid to the company’s named executive officers for 2009, 2008 and 2007. The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments for the years ended December 31, 2007, 2008 and 2009.

There are no above-market or preferential earnings on deferred compensation. Consequently, the table does not include earnings on deferred amounts. None of the named executive officers is eligible for pension benefits as King does not have any defined benefit programs in which the named executive officers are eligible to participate.

						(g)
			(e)		(f)	Non-Equity	(i)
		(c)	Stock		Option	Incentive Plan	All Other	(j)
(a)	(b)	Salary	Awards		Awards	Compensation	Compensation	Total
Name And Principal Position	Year	($)	($)(1)		($)(1)	($)(2)	($)(3)	($)

Brian A. Markison	2009	990,000	1,954,202	(4)	746,837	1,198,761	89,964	4,979,764
President and Chief	2008	980,820	1,937,281		740,758	980,820	125,300	4,764,979
Executive Officer	2007	922,945	5,314,241		862,260	1,780,926	162,780	9,043,152

Joseph Squicciarino	2009	600,000	676,786	(5)	258,627	508,565	57,865	2,101,843
Chief Financial Officer	2008	552,000	720,098		275,352	386,400	75,940	2,009,790
	2007	511,434	4,021,684		255,280	716,008	60,401	5,564,807

Eric J. Bruce	2009	431,500	389,366	(6)	148,790	283,158	178,358	1,431,172
President, Alpharma	2008	411,000	375,412		143,509	246,600	27,054	1,203,575
Animal Health	2007	395,200	1,371,092		167,378	474,240	33,103	2,441,013

James W. Elrod	2009	468,000	422,315	(7)	161,378	340,012	26,438	1,418,143
Chief Legal Officer	2008	431,500	394,068		150,648	258,900	27,960	1,263,076
and Secretary	2007	375,200	1,442,710		107,841	375,200	24,211	2,325,162

Eric G. Carter	2009	434,000	391,612	(8)	149,653	315,310	27,054	1,317,629
Chief Science Officer

(1)	The amounts shown represent the grant date fair values of awards for the fiscal years ended December 31, 2009, 2008 and 2007 in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 21, “Stock-Based Compensation,” to our financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K that was filed with the SEC on February 26, 2010. All awards were made under the company’s Incentive Plan and are subject to individual award agreements, the forms of which were previously filed with the SEC. During 2009, 2008 and 2007, there were no forfeitures of awards related to service-based vesting conditions for the named executive officers.

(2)	Amounts represent cash incentive awards pursuant to the 2009, 2008 and 2007 EMIA programs.

(3)	The following two tables detail “All Other Compensation” received by each named executive officer for 2009.

(4)	Includes $969,388 reflecting the grant date fair value of One-Year PSUs granted in 2009. If the maximum performance goal for these PSUs were met, their grant date fair value would be $1,938,776.

(5)	Includes $335,745 reflecting the grant date fair value of One-Year PSUs granted in 2009. If the maximum performance goal for these PSUs were met, their grant date fair value would be $671,490.

(6)	Includes $193,139 reflecting the grant date fair value of One-Year PSUs granted in 2009. If the maximum performance goal for these PSUs were met, their grant date fair value would be $386,278.

(7)	Includes $209,518 reflecting the grant date fair value of One-Year PSUs granted in 2009. If the maximum performance goal for these PSUs were met, their grant date fair value would be $419,036.

(8)	Includes $194,254 reflecting the grant date fair value of One-Year PSUs granted in 2009. If the maximum performance goal for these PSUs were met, their grant date fair value would be $388,508.

	Perquisites and
	Other Personal	Relocation	401(k) Matching	Tax	Total Other
Name	Benefits	Payments	Contributions	Reimbursement	Compensation
	(In Dollars)

Brian A. Markison	71,735	0	12,250	5,979	89,964
Joseph Squicciarino	39,636	0	12,250	5,979	57,865
Eric J. Bruce	109,759	34,535	12,250	21,814	178,358
James W. Elrod	10,000	0	12,250	4,188	26,438
Eric G. Carter	10,000	0	12,250	4,804	27,054

	Brian A.	Joseph
Type of Compensation	Markison	Squicciarino	Eric J. Bruce	James W. Elrod	Eric G. Carter
	(In Dollars)

Perquisites
Financial planning	10,000	10,000	10,000	10,000	10,000
Personal use of corporate aircraft*	61,735	29,636	99,759	0	0
Total Perquisites	71,735	39,636	109,759	10,000	10,000
Relocation Payments	0	0	34,535	0	0
401(k) Matching Contributions	12,250	12,250	12,250	12,250	12,250
Tax Reimbursements
Financial planning	5,979	5,979	4,178	4,188	4,804
Relocation Payments	0	0	17,636	0	0
Total Tax Reimbursements	5,979	5,979	21,814	4,188	4,804
Total All Other Compensation	89,964	57,865	178,358	26,438	27,054

*	Includes the aggregate incremental cost to King of: aircraft operation; crew transportation, meals and lodging; and aircraft handling, parking, de-icing and maintenance.

2009 Grants of Plan Based Awards

The following table contains information on the company’s equity and non-equity incentive plan awards to named executive officers during 2009.

		(c)	(d)	(e)	(f)	(g)	(h)
		Estimated Possible Payouts
		Under
		Non-Equity Incentive Plan			Estimated Future Payouts Under
		Awards (1)			Equity Incentive Plan Awards (2)
								(i)	(j)
								All Other	All Other
								Stock	Option		(l)
								Awards:	Awards:	(k)	Grant Date
								Number of	Number of	Exercise or	Fair Value of
								Shares of	Securities	Base Price	Stock and
	(b)							Stock or	Underlying	of Option	Option
(a)	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/Sh) (5)	($)

Brian A. Markison		495,000	990,000	1,980,000
	3/23/2009				29,800	59,600	119,200				430,908
	3/23/2009				69,540	139,080	278,160				969,388
	3/23/2009							79,470			553,906
	3/23/2009								250,970	6.97	746,837

Joseph Squicciarino		210,000	420,000	840,000
	3/23/2009				10,320	20,640	41,280				149,227
	3/23/2009				24,085	48,170	96,340				335,745
	3/23/2009							27,520			191,814
	3/23/2009								86,910	6.97	258,627

Eric J. Bruce		129,450	258,900	517,800
	3/23/2009				5,940	11,880	23,760				85,892
	3/23/2009				13,855	27,710	55,420				193,139
	3/23/2009							15,830			110,335
	3/23/2009								50,000	6.97	148,790

James W. Elrod		140,400	280,800	561,600
	3/23/2009				6,440	12,880	25,760				93,122
	3/23/2009				15,030	30,060	60,120				209,518
	3/23/2009							17,170			119,675
	3/23/2009								54,230	6.97	161,378

Eric G. Carter		130,200	260,400	520,800
	3/23/2009				5,970	11,940	23,880				86,326
	3/23/2009				13,935	27,870	55,740				194,254
	3/23/2009							15,930			111,032
	3/23/2009								50,290	6.97	149,653

(1)	Reflects grants pursuant to the company’s Incentive Plan in connection with the company’s 2009 EMIA program. Details regarding that program, including actual payout amounts, may be found in the Compensation Discussion and Analysis beginning on page 16.

(2)	Reflects Three-Year PSUs and One-Year PSUs granted pursuant to the company’s Incentive Plan in connection with the 2009 LTIA program. Further details regarding that program, including performance-based conditions, may be found in the Compensation Discussion and Analysis beginning on page 16.

(3)	Reflects restricted stock granted pursuant to the company’s Incentive Plan in connection with the 2009 LTIA program. Further details regarding that program may be found in the Compensation Discussion and Analysis beginning on page 16.

(4)	Reflects stock options granted pursuant to the company’s Incentive Plan in connection with the 2009 LTIA program. Further details regarding that program may be found in the Compensation Discussion and Analysis beginning on page 16.

(5)	The exercise price of each stock option awarded to our named executive officers in 2009 is the closing price of our common stock on the date of grant.

2009 Outstanding Equity Awards at Fiscal Year End

The following table discloses information relating to stock options, restricted stock and performance share units held by the named executive officers as of December 31, 2009.

		(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
		Option awards					Stock awards
										Equity
										Incentive
										Plan Awards:
							Number of		Market Value	Number of		Equity Incentive Plan
		Number of	Number of				Shares or		of	Unearned		Awards: Market or
		Securities	Securities				Units		Shares or	Shares,		Payout Value of
		Underlying	Underlying				of Stock		Units	Units or Other		Unearned Shares,
		Unexercised	Unexercised		Option		That		of Stock That	Rights That		Units
		Options	Options		Exercise	Option	Have Not		Have Not	Have		or Other Rights That
(a)		(#)	(#)		Price	Expiration	Vested		Vested	Not Vested		Have Not Vested
Name	Grant Date	Exercisable	Unexercisable		($)	Date	(#)		($)	(#)		($)

Brian A. Markison	3/8/2004	114,724			19.4600	3/8/2014
	3/8/2004	10,276			19.4600	3/8/2014
	7/15/2004	250,000			10.6700	7/15/2014
	3/20/2006	53,980			19.6800	3/20/2016
	3/21/2007	60,792	31,318	(1)	19.2900	3/21/2017
	3/25/2008	59,924	121,666	(2)	8.9100	3/25/2018
	3/23/2009		250,970	(3)	6.9700	3/23/2019
	3/21/2007						46,830	(4)	574,604
	12/14/2007						200,000	(5)	2,454,000
	3/25/2008						57,500	(6)	705,525
	3/23/2009						79,470	(7)	975,097
	3/25/2008						201,260	(8)	2,469,460
	3/23/2009						278,160	(9)	3,413,023
	3/25/2008									86,260	(13)	1,058,410
	3/23/2009									59,600	(14)	731,292

Joseph Squicciarino	3/20/2006	23,190			19.6800	3/20/2016
	3/21/2007	17,998	9,272	(1)	19.2900	3/21/2017
	3/25/2008	22,275	45,225	(2)	8.9100	3/25/2018
	3/23/2009		86,910	(3)	6.9700	3/23/2019
	3/21/2007						13,870	(4)	170,185
	5/15/2007						105,500	(10)	1,294,485
	12/14/2007						80,000	(5)	981,600
	3/25/2008						21,370	(6)	262,210
	3/23/2009						27,520	(7)	337,670
	3/25/2008						74,820	(8)	918,041
	3/23/2009						96,340	(9)	1,182,092
	3/25/2008									32,060	(13)	393,376
	3/23/2009									20,640	(14)	253,253

Eric J. Bruce	3/20/2006	16,580			19.6800	3/20/2016
	3/21/2007	11,800	6,080	(1)	19.2900	3/21/2017
	3/25/2008	11,609	23,571	(2)	8.9100	3/25/2018
	3/23/2009		50,000	(3)	6.9700	3/23/2019
	3/21/2007						9,090	(4)	111,534
	12/14/2007						72,000	(5)	883,440
	3/25/2008						11,140	(6)	136,688
	3/23/2009						15,830	(7)	194,234
	3/25/2008						39,000	(8)	478,530
	3/23/2009						55,420	(9)	680,003
	3/25/2008									16,720	(13)	205,154
	3/23/2009									11,880	(14)	145,768

James W. Elrod	3/4/2005	20,000			9.7850	3/4/2015
	10/18/2005	2,500			15.5600	10/18/2015

		(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
		Option awards					Stock awards
										Equity
										Incentive
										Plan Awards:
							Number of		Market Value	Number of		Equity Incentive Plan
		Number of	Number of				Shares or		of	Unearned		Awards: Market or
		Securities	Securities				Units		Shares or	Shares,		Payout Value of
		Underlying	Underlying				of Stock		Units	Units or Other		Unearned Shares,
		Unexercised	Unexercised		Option		That		of Stock That	Rights That		Units
		Options	Options		Exercise	Option	Have Not		Have Not	Have		or Other Rights That
(a)		(#)	(#)		Price	Expiration	Vested		Vested	Not Vested		Have Not Vested
Name	Grant Date	Exercisable	Unexercisable		($)	Date	(#)		($)	(#)		($)

	3/20/2006	9,920			19.6800	3/20/2016
	3/21/2007	7,603	3,917	(1)	19.2900	3/21/2017
	3/25/2008	12,186	24,744	(2)	8.9100	3/25/2018
	3/23/2009		54,230	(3)	6.9700	3/23/2019
	3/21/2007						5,860	(4)	71,902
	11/29/2007						100,000	(11)	1,227,000
	3/25/2008						11,700	(6)	143,559
	3/23/2009						17,170	(7)	210,676
	3/25/2008						40,940	(8)	502,334
	3/23/2009						60,120	(9)	737,672
	3/25/2008									17,540	(13)	215,216
	3/23/2009									12,880	(14)	158,038

Eric G. Carter	3/21/2007	7,095	3,655	(1)	19.2900	3/21/2017
	3/25/2008	11,299	22,941	(2)	8.9100	3/25/2018
	3/23/2009		50,290	(3)	6.9700	3/23/2019
	1/24/2007						12,800	(12)	157,056
	3/21/2007						5,460	(4)	66,994
	11/29/2007						100,000	(11)	1,227,000
	3/25/2008						10,840	(6)	133,007
	3/23/2009						15,930	(7)	195,461
	3/25/2008						37,940	(8)	465,524
	3/23/2009						55,740	(9)	683,930
	3/25/2008									16,260	(13)	199,510
	3/23/2009									11,940	(14)	146,504

(1)	Thirty-three percent of the options became exercisable on March 21, 2008, thirty-three percent became exercisable on March 21, 2009 and the remaining thirty-four percent became exercisable on March 21, 2010.

(2)	Thirty-three percent of the options became exercisable on March 25, 2009, thirty-three percent became exercisable on March 25, 2010 and the remaining thirty-four percent will become exercisable on March 25, 2011.

(3)	Thirty-three percent of the options became exercisable on March 23, 2010, thirty-three percent will become exercisable on March 23, 2011 and the remaining thirty-four percent will become exercisable on March 23, 2012.

(4)	Represents restricted stock which vested on March 21, 2010.

(5)	Represents restricted stock which vests on December 14, 2010.

(6)	Represents restricted stock which vests on March 25, 2011.

(7)	Represents restricted stock which vests on March 23, 2012.

(8)	One-Year PSUs which are payable in stock following a restricted period ending on December 31, 2010.

(9)	One-Year PSUs which are payable in stock following a restricted period ending on December 31, 2011.

(10)	Represents restricted stock which vests on May 15, 2012.

(11)	Represents restricted stock which vests on November 29, 2010.

(12)	Represents restricted stock which vested on January 24, 2010.

(13)	Assumes stretch performance under Three-Year PSUs granted in 2008 which will be paid in common stock after December 31, 2010 based upon King’s three-year total shareholder return (stock price appreciation plus dividends) versus the returns of companies in the Dow Jones U.S. Pharmaceuticals Index for the years 2008 through 2010. For more information about Three-Year PSUs, see the Compensation Discussion and Analysis beginning on page 16.

(14)	Assumes target performance under Three-Year PSUs granted in 2009 which will be paid in common stock after December 31, 2011 based upon King’s three-year total shareholder return (stock price appreciation plus dividends) versus the returns of companies in the Dow Jones U.S. Pharmaceuticals Index for the years 2009 through 2011. For more information about Three-Year PSUs, see the Compensation Discussion and Analysis beginning on page 16.

2009 Option Exercises and Stock Vested

The following table provides information concerning stock awards that vested during 2009 for each named executive officer. No named executive officer exercised stock options during 2009.

	(d)	(e)
	Stock Awards
	Number of Shares	Value Realized
	Acquired on	on
(a)	Vesting	Vesting
Name	(#)	($)

Brian A. Markison (1)	136,251	1,516,208
Joseph Squicciarino (2)	44,010	473,900
Eric J. Bruce (3)	29,550	315,410
James W. Elrod (4)	39,949	372,891
Eric G. Carter (5)	12,698	155,170

(1)	Includes 108,801 shares of common stock issued pursuant to a 2007 grant of One-Year PSUs and 27,450 shares of restricted stock granted in 2006 for which the restrictions lapsed in 2009.

(2)	Includes 32,220 shares of common stock issued pursuant to a 2007 grant of One-Year PSUs and 11,790 shares of restricted stock granted in 2006 for which the restrictions lapsed in 2009.

(3)	Includes 21,120 shares of common stock issued pursuant to a 2007 grant of One-Year PSUs and 8,430 shares of restricted stock granted in 2006 for which the restrictions lapsed in 2009.

(4)	Includes 13,609 shares of common stock issued pursuant to a 2007 grant of One-Year PSUs and 26,340 shares of restricted stock granted in 2006 for which the restrictions lapsed in 2009.

(5)	Includes 12,698 shares of common stock issued pursuant to a 2007 grant of One-Year PSUs.

Pension Benefits

King has no defined benefit program in which the named executive officers are eligible to participate.

2009 Nonqualified Deferred Compensation

The King Pharmaceuticals, Inc. Deferred Compensation Plan is a tax deferred compensation program for a limited number of executives, including the named executive officers. It provides a tax favorable vehicle for deferring cash compensation, including base salary and awards pursuant to the EMIA program. Under the plan, an executive may defer up to 75% of his or her base salary and up to 90% of annual incentive pay. Deferred balances are credited with gains or losses which mirror the performance of benchmark investment funds selected by the participant from among twelve available funds and eleven target date funds. Deferred amounts are paid, at the participant’s option, either in a lump sum or in annual installments over a period of up to ten years for retirement or termination distributions, or up to five years for scheduled in-service withdrawals. King matches contributions to this plan to the extent that deferrals reduce matching contributions otherwise available under the 401(k) plan.

The following table contains information relating to the named executive officers’ participation in King’s non-qualified deferred compensation plan.

	(b)	(d)	(f)
	Executive	Aggregate	Aggregate
(a)	Contributions In	Earnings In	Balance At Last
Name	Last FY ($)	Last FY ($) (2)	FYE ($) (3)

Brian A. Markison	0	0	0
Joseph Squicciarino	0	0	0
Eric J. Bruce	0	3,014	197,745
James W. Elrod	0	0	0
Eric G. Carter	150,154 (1)	3,792	492,330

(1)	This amount reflects the deferral of $144,000 from a 2008 EMIA award, which was paid in 2009, as well as deferral of $6,154 of base salary for 2009. The latter deferred amount is reflected in the salary column of the Summary Compensation Table.

(2)	There are no above-market or preferential earnings on deferred compensation. Consequently, the Summary Compensation Table does not include earnings on deferred amounts.

(3)	$196,066 of the amount reported for Mr. Bruce previously was reported as compensation to him in the Summary Compensation Table. None of the amount reported for Dr. Carter previously has been reported in the Summary Compensation Table because 2009 was the first year for which Dr. Carter was a named executive officer.

Post-Termination Payments

The Severance Plan was adopted by the Compensation and Human Resources Committee of the Board of Directors in October 2007 and applies to all of the named executive officers, although an offer letter between King and Mr. Markison also addresses severance matters. This offer letter is discussed below.

Each executive’s receipt of the termination payments, accelerated vesting and other benefits contemplated by King’s Severance Plan is conditioned upon execution of a Waiver, Release and Nonsolicitation, Noncompete and Nondisclosure Agreement (the “Waiver and Release Agreement”) within forty-five days of its provision to the executive. This agreement would include, among other things, customary noncompetition, nonsolicitation and confidentiality covenants. The term of the obligations of the named executive officer under the Waiver and Release Agreement will be equal to the number of years used as the severance multiple, as described below, or in the case of the confidentiality covenant will survive indefinitely. If an executive breaches the Waiver and Release Agreement: (1) there will be immediate and permanent cessation of any severance payment or benefit to the executive; (2) upon written demand, the executive will be required to repay 90% of the amount of severance pay, severance benefits and/or suspended equity awards previously paid or provided to the executive and dependents; and (3) the executive will be required to repay to the company its costs and expenses incurred in enforcing the terms of the Waiver and Release Agreement.

King’s Severance Plan is designed to provide a severance payment and certain benefits to an executive for a Qualifying Separation (as defined below). It is also designed to provide an enhanced severance payment for a Qualifying Separation in connection with a Change in Control (as defined below). The severance payment is payable in a lump sum within thirty days after the expiration of any revocation period associated with the Waiver and Release Agreement. The severance obligations will be paid by the company or any successor entity.

If a Qualifying Separation occurs under the Severance Plan within twenty-four months after a Change in Control, then the named executive officer will be entitled to the following:

•	For the Chief Executive Officer, a severance payment equal to three times the sum of (1) current annual salary and (2) an amount equal to his target (mid-range) cash incentive award; or, for the other named executive officers, two times the sum of (1) current annual salary and (2) an amount equal to the target (mid-range) cash incentive award;

•	Compensation for earned and unused vacation days;

•	Continuation of welfare benefits as described below;

•	Acceleration of all unvested equity awards; and

•	Additional tax gross up payments in order to compensate for any tax liability imposed on change in control payments to the extent these payments constitute “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

If a Qualifying Separation occurs under the Severance Plan prior to a Change in Control or more than twenty-four months after a Change in Control, then the executive will be entitled to the following:

•	For the Chief Executive Officer, a severance payment equal to two times the sum of (1) current annual salary and (2) the target (mid-range) cash incentive award; or, for the other named executive officers, one and one-half times the sum of (1) current annual salary and (2) the target (mid-range) cash incentive award;

•	Compensation for earned and unused vacation days;

•	Continuation of welfare benefits as described below; and

•	Acceleration of all unvested equity awards.

The Compensation and Human Resources Committee has discretion under the Severance Plan to use up to the stretch (top-range) cash incentive bonus amount in place of the target (mid-range) cash incentive bonus amount if it determines such an adjustment to be appropriate.

Each payment made by the company under the terms of the Severance Plan is intended to be (i) a separate payment for the purposes of Section 409A of the Code, and (ii) exempt from the application of Code Section 409A, to the extent possible. If the company decides that the executive is a “specified employee,” as that term is defined by Treasury Regulation 1.409A-1(i)(1), and that payments made to the executive are or may become subject to additional tax under Code Section 409A, then payments to the executive will be (a) delayed for six months after the executive’s termination, or such shorter period as the company decides is necessary to avoid the imposition of additional taxes under Code Section 409A, and (b) increased by an amount equal to the interest (at prime rate) on them for the period in which the payments were actually delayed.

The Severance Plan provides for the continuation of coverage under King’s welfare benefit plans for which the executive was eligible and participating on the date of the termination described above. These benefits would have the same terms and conditions (exclusive of any tax consequences to the recipient on resulting coverage or benefits) as if the executive were still an active employee of King, including dependent coverage where applicable. These benefits would end on the earliest of (a) eighteen months beginning on the date of the termination described above, (b) the end of the period for which severance pay is calculated, (c) the date of any material breach of the provisions of the Severance Plan by the executive, or (d) the date the executive first becomes eligible for coverage of the same general category under another plan, program or other arrangement. The executive must notify King in writing within seven days after becoming eligible for alternate coverage. At the end of the period of continued coverage, the executive would be eligible to elect to continue company-sponsored medical coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), as defined in Section 4980B of the Code, by paying such amounts as COBRA may require.

A “Qualifying Separation” is defined under King’s Severance Plan to mean separation from the company:

•	within twenty-four months following the date on which a Change in Control occurs, either (a) for Good Reason or (b) initiated by the company or its successor without Cause (as defined below); or

•	not following a Change in Control, whether (a) for Good Reason or (b) initiated by the company without Cause.

King’s Severance Plan defines “Good Reason” to mean:

•	Implementation of a material diminution in the nature or status of the executive’s authority, duties, responsibilities, reporting relationships, title and/or position (except that a reduction in the number of employees reporting to the executive will not, by itself, constitute Good Reason). Material diminution will be determined, in the case of a Change in Control only, with reference to the executive’s situation as in effect as of thirty days prior to the Change in Control, determined in the context of the individual’s relative position in the overall controlled group which includes the company immediately prior to a Change in Control as compared to the individual’s position in the overall controlled group which includes the company immediately after a Change in Control;

•	Failure to pay promptly any material compensation when due;

•	Material reduction in the rate of annual base salary without the executive’s consent;

•	Material breach by King of any employment contract or other agreement as to the terms and conditions of employment; or

•	Requiring the executive to be based at a work site in excess of fifty miles from the current location of the executive’s principal job location or office.

The executive must provide notice to the company of the existence of one of the above conditions constituting Good Reason within thirty days of its discovery. King will then have thirty days to cure the condition, and, if the company fails to do so, the executive may then effect a separation of service for Good Reason within thirty days after the expiration of the cure period or else waive the right to do so.

King’s Severance Plan defines “Cause” to mean:

•	Conviction of or pleading guilty or nolo contendere to an act of fraud, embezzlement, theft or any other act constituting a felony or any crime involving moral turpitude and/or dishonesty;

•	Gross negligence or willful misconduct which results or, in the sole opinion of the plan administrator, would be likely to result, in material harm to the company or which results or, in the sole opinion of the plan administrator, would be likely to result, in a materially adverse effect on the company’s reputation, operations, properties, or business or employee relationships;

•	By action or inaction, failing or refusing faithfully and conscientiously to perform one or more material assignments or responsibilities of the executive’s position;

•	Failing or refusing to look after the best interests of the company committed to the executive’s care;

•	Failing or refusing reasonably to advance the interests of the company;

•	Failing to devote full time, attention and energy to the business of the company; or

•	Failing to devote best efforts to the business of the company.

King’s Severance Plan defines “Change in Control” to mean:

•	The sale of substantially all of the assets of the company; or

•	Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the executive officers, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act except that for purposes of the Severance Plan a person is deemed to have “beneficial ownership” of all securities that such person has the right to acquire), directly or indirectly, of more than thirty-five percent of the total voting stock of the company;

•	The company consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into, the company, in any such event pursuant to a transaction in which any voting stock of the company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) any voting stock of the company is reclassified or changed into or exchanged for nonredeemable voting stock of the surviving or transferee corporation and (ii) immediately after such transaction no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the executive officers, is the beneficial owner (as defined above), directly or indirectly, of more than thirty-five percent of the total voting stock of the surviving or transferee corporation; or

•	A majority of members of the company’s Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the company’s Board of Directors prior to the date of the appointment or election.

Post-Termination Payments for Mr. Markison

Effective on July 15, 2004, Mr. Markison agreed to an offer letter whereby he became President and Chief Executive Officer of King. If Mr. Markison’s employment is terminated while the offer letter is in effect either (a) by King other than for “cause,” or (b) by Mr. Markison for “good reason,” King will pay Mr. Markison a lump-sum cash severance payment equal to two times the sum of:

•	his base salary at the time of termination of his employment, and

•	his target cash incentive bonus for the year of termination (which amount would not be pro-rated based on the date of his termination).

Also, in the event of termination of Mr. Markison’s employment for these reasons,

•	King would continue to provide Mr. Markison with health and welfare benefits generally made available to King executives until the second anniversary of his termination of employment, provided that this obligation would end if he became covered by the employee benefits plans of a subsequent employer;

•	all unvested stock options awarded to Mr. Markison would immediately become fully vested; and

•	in the event that any payments he received were considered “excess parachute payments” under Section 280G of the Code, he would be entitled to a gross-up payment to make him whole for any excise tax imposed on him under Section 4999 of the Code (and such gross-up payment would include amounts to make him whole for the Federal, state and local income and excise taxes owing with respect to the gross-up payment).

Under Mr. Markison’s offer letter, “cause” includes:

•	conviction of, or plea of guilty or no contest to, a felony,

•	embezzlement,

•	the illegal use of drugs,

•	a material violation of law, regulation or written company policy which, in the good faith belief of the Board, is conduct so unacceptable as to prohibit the Board from continuing to maintain him in the position of Chief Executive Officer, or

•	if no “change in control” has occurred, his failure (other than as a result of physical or mental illness or incapacity) to substantially perform his duties to the company as determined by the Board.

Mr. Markison’s offer letter defines “good reason” to mean:

•	a reduction of his compensation or benefits, responsibilities, duties, authority, reporting relationships, title and/or position (in each case other than his position, if any, as director of King or any subsidiary or as an officer of any subsidiary), unless other similarly situated senior executives of King are required to accept a similar reduction, and excluding any isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by King promptly after receipt of notice from Mr. Markison; provided, however, that Mr. Markison will not have “good reason” if any such reduction is merely as a result of King’s ceasing to be a publicly traded company in connection with a change in control or as a result of King’s (or its successor’s) becoming a subsidiary of another company,

•	the company, without his consent, requires him to relocate (which term shall not include travel) to a location more than fifty miles from his current residence,

•	the failure to pay to him any compensation or benefits due him, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by King promptly after receipt of notice thereof given by Mr. Markison, or

•	King’s material breach of any provision of Mr. Markison’s offer letter.

If Mr. Markison’s employment is terminated while the offer letter is in effect (a) by King other than for “cause,” or (b) by Mr. Markison for “good reason,” in each case during the two-year period following a change in control, King will pay Mr. Markison a lump-sum cash severance payment equal to three times the sum of:

•	his base salary at the time of termination of his employment, and

•	his target cash incentive bonus for the year of termination (which amount would not be pro-rated based on the date of his termination).

Also, in the event of termination of Mr. Markison’s employment for these reasons,

•	King would continue to provide him with health and welfare benefits generally made available to the company’s executives until the third anniversary of his termination of employment, provided that such obligation would cease if he became covered by the employee benefits plans of a subsequent employer,

•	all unvested stock options awarded to Mr. Markison under the stock option plan would immediately become fully vested, and

•	in the event that any payments he received were considered “excess parachute payments” under Section 280G of the Code, he would be entitled to a gross-up payment to make him whole for any excise tax imposed on him under Section 4999 of the Code (and such gross-up payment would include amounts to make him whole for the Federal, state and local income and excise taxes owing with respect to the gross-up payment).

Mr. Markison’s receipt of the termination payments and other benefits contemplated by his offer letter is conditioned upon his execution of an agreement and release at the time of his severance. The agreement and release would include, among other things, customary non-competition and non-solicitation covenants with a term that will not exceed one year, and a customary confidentiality covenant.

Mr. Markison’s offer letter defines “change in control” to mean:

•	The sale of substantially all of King’s assets;

•	Any “person” or “group” (as these terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all securities that such person has the right to acquire at any time), directly or indirectly, of more than fifty percent of the total voting stock of King;

•	King consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, in one transaction or a series of transactions, to any person or any person consolidates with, or merges with or into, King, in any such event pursuant to a transaction in which any voting stock of King is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (A) any voting stock of King is reclassified or changed into or exchanged for non-redeemable voting stock of the surviving or transferee corporation and (B) immediately after such transaction no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the beneficial owner (as defined above), directly or indirectly, of more than fifty percent of the total voting stock of the surviving or transferee corporation; or

•	During any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the shareholders of King was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

The potential amounts payable to Mr. Markison in connection with the termination of his employment, and the circumstances under which they are payable, are set forth in the following table. This table assumes that the relevant triggering event occurred on the last day of the last completed fiscal year, December 31, 2009, and apply the closing price of the company’s common stock on that day, $12.27.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	Involuntary		Resignation
	Termination	Involuntary	Without	Resignation
Brian A. Markison	Without	Termination	Good	For Good	Retirement			Change In
President and Chief Executive Officer	Cause	For Cause	Reason	Reason	(1)	Death	Disability	Control (4)
	(In Dollars)
Benefits Earned Prior to Termination

Value of unexercised vested stock options	601,345	0	601,345	601,345	N/A	601,345	601,345	601,345

401(k) plan balance	136,500	136,500	136,500	136,500	N/A	136,500	136,500	136,500

Executive deferred comp. plan balance	0	0	0	0	N/A	0	0	0

Total Already Earned	737,845	136,500	737,845	737,845	N/A	737,845	737,845	737,845

Additional Payments Earned Upon Termination

Cash severance	3,960,000	0	0	3,960,000	N/A	0	0	5,940,000

Non-equity incentive for year of termination	N/A	0	0	N/A	N/A	N/A	N/A	N/A

Add’l value due to vesting of unvested stock options(2)	1,738,939	0	0	1,738,939	N/A	1,738,939	1,738,939	1,738,939

Add’l value due to vesting of restricted stock and One- Year PSUs(2)(3)	10,591,709	0	0	10,591,709	N/A	10,591,709	10,591,709	10,591,709

Add’l value due to vesting of Three-Year PSUs(2)	1,260,497	0	0	1,260,497	N/A	1,260,497	1,260,497	1,260,497

Health and welfare continuation	28,251	0	0	28,251	N/A	0	0	42,377

Financial planning	35,802	0	0	35,802	N/A	35,802	35,802	53,703

Sec. 280(G) excise tax and related gross-up	0	0	0	0	N/A	0	0	4,005,844

Add’l Payments Due to Termination	17,615,198	0	0	17,615,198	N/A	13,626,947	13,626,947	23,633,069

Total	18,353,043	136,500	737,845	18,353,043	N/A	14,364,792	14,364,792	24,370,914

(1)	Mr. Markison is not eligible to receive retirement benefits.

(2)	Treatment of unvested awards upon termination without cause and for good reason is governed by an offer letter dated July 15, 2004 and the Severance Plan.

(3)	Includes One-Year PSUs earned during fiscal years 2008 and 2009 but which are not yet vested.

(4)	Reflects benefits provided upon a Change in Control followed by termination for good reason or involuntary termination without cause within 24 months thereafter.

Post-Termination Payments for Mr. Squicciarino, Mr. Bruce, Mr. Elrod and Dr. Carter

Messrs. Squicciarino, Bruce, Elrod and Dr. Carter are eligible for our Severance Plan, which is described earlier in this section. The potential amounts payable to each executive in connection with termination of employment, and the circumstances under which they are payable, are set forth in the following tables. These tables assume that the relevant triggering event occurred on the last day of the last completed fiscal year, December 31, 2009, and apply the closing price of the company’s common stock on that day, $12.27.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	Involuntary		Resignation
	Termination	Involuntary	Without	Resignation
Joseph Squicciarino	Without	Termination	Good	For Good	Retirement			Change In
Chief Financial Officer	Cause	For Cause	Reason	Reason	(1)	Death	Disability	Control (4)
	(In Dollars)
Benefits Earned Prior to Termination

Value of unexercised vested stock options	74,844	0	74,844	74,844	N/A	74,844	74,844	74,844

401(k) plan balance	137,424	137,424	137,424	137,424	N/A	137,424	137,424	137,424

Executive deferred comp. plan balance	0	0	0	0	N/A	0	0	0

Total Already Earned	212,268	137,424	212,268	212,268	N/A	212,268	212,268	212,268

Additional Payments Earned Upon Termination

Cash severance	1,530,000	0	0	1,530,000	N/A	0	0	2,040,000

Non-equity incentive for year of termination	N/A	0	0	N/A	N/A	N/A	N/A	N/A

Add’l value due to vesting of unvested stock options (2)	612,579	0	0	612,579	N/A	612,579	612,579	612,579

Add’l value due to vesting of restricted stock and One-Year PSUs (2)(3)	5,146,283	0	0	5,146,283	N/A	5,146,283	5,146,283	5,146,283

Add’l value due to vesting of Three-Year PSUs(2)	449,941	0	0	449,941	N/A	449,941	449,941	449,941

Health and welfare continuation	21,189	0	0	21,189	N/A	0	0	21,189

Financial planning	35,802	0	0	35,802	N/A	35,802	35,802	53,703

Sec. 280(G) excise tax and related gross-up	0	0	0	0	N/A	0	0	0

Add’l Payments Due to Termination	7,795,794	0	0	7,795,794	N/A	6,244,605	6,244,605	8,323,695

Total	8,008,062	137,424	212,268	8,008,062	N/A	6,456,873	6,456,873	8,535,963

(1)	Mr. Squicciarino is not eligible to receive retirement benefits.

(2)	Treatment of unvested awards upon termination without cause and for good reason is governed by the Severance Plan.

(3)	Includes One-Year PSUs earned during fiscal years 2008 and 2009 but which are not yet vested.

(4)	Reflects benefits provided upon a Change in Control followed by termination for good reason or involuntary termination without cause within 24 months thereafter.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	Involuntary
	Termination	Involuntary	Resignation	Resignation
Eric J. Bruce	Without	Termination	Without Good	For Good	Retirement			Change In
President, Alpharma Animal Health	Cause	For Cause	Reason	Reason	(1)	Death	Disability	Control (4)
	(In Dollars)
Benefits Earned Prior to Termination

Value of unexercised vested stock options	39,006	0	39,006	39,006	N/A	39,006	39,006	39,006

401(k) plan balance	126,757	126,757	126,757	126,757	N/A	126,757	126,757	126,757

Executive deferred comp. plan balance	197,745	197,745	197,745	197,745	N/A	197,745	197,745	197,745

Total Already Earned	363,508	324,502	363,508	363,508	N/A	363,508	363,508	363,508

Additional Payments Earned Upon Termination

Cash Severance	1,035,600	0	0	1,035,600	N/A	0	0	1,380,800

Non-equity incentive for year of termination	N/A	0	0	N/A	N/A	N/A	N/A	N/A

Add’l value due to vesting of unvested stock options (2)	344,199	0	0	344,199	N/A	344,199	344,199	344,199

Add’l value due to vesting of restricted stock and One-Year PSUs (2)(3)	2,484,429	0	0	2,484,429	N/A	2,484,429	2,484,429	2,484,429

Add’l value due to vesting of Three-Year PSUs (2)	248,345	0	0	248,345	N/A	248,345	248,345	248,345

Health and welfare continuation	21,189	0	0	21,189	N/A	0	0	21,189

Financial planning	35,802	0	0	35,802	N/A	35,802	35,802	53,703

Sec. 280(G) excise tax and related gross-up	0	0	0	0	N/A	0	0	0

Add’l Payments Due to Termination	4,169,564	0	0	4,169,564	N/A	3,112,775	3,112,775	4,532,665

Total	4,533,072	324,502	363,508	4,533,072	N/A	3,476,283	3,476,283	4,896,173

(1)	Mr. Bruce is not eligible to receive retirement benefits.

(2)	Treatment of unvested awards upon termination without cause and for good reason is governed by Severance Plan.

(3)	Includes One-Year PSUs earned during fiscal years 2008 and 2009 but which are not yet vested.

(4)	Reflects benefits provided upon a Change in Control followed by termination for good reason or involuntary termination without cause within 24 months thereafter.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	Involuntary
	Termination	Involuntary	Resignation	Resignation
James W. Elrod	Without	Termination	Without Good	For Good	Retirement			Change In
Chief Legal Officer and Secretary	Cause	For Cause	Reason	Reason	(1)	Death	Disability	Control (4)
	(In Dollars)
Benefits Earned Prior to Termination

Value of unexercised vested stock options	90,645	0	90,645	90,645	N/A	90,645	90,645	90,645

401(k) plan balance	186,982	186,982	186,982	186,982	N/A	186,982	186,982	186,982

Executive deferred comp. plan balance	0	0	0	0	N/A	0	0	0

Total Already Earned	277,627	186,982	277,627	277,627	N/A	277,627	277,627	277,627

Additional Payments Earned Upon Termination

Cash severance	1,123,200	0	0	1,123,200	N/A	0	0	1,497,600

Non-equity incentive for year of termination	N/A	0	0	N/A	N/A	N/A	N/A	N/A

Add’l value due to vesting of unvested stock options (2)	370,559	0	0	370,559	N/A	370,559	370,559	370,559

Add’l value due to vesting of restricted stock and One-Year PSUs (2)(3)	2,893,143	0	0	2,893,143	N/A	2,893,143	2,893,143	2,893,143

Add’l value due to vesting of Three-Year PSUs (2)	265,646	0	0	265,646	N/A	265,646	265,646	265,646

Health and welfare continuation	21,189	0	0	21,189	N/A	0	0	21,189

Financial planning	33,220	0	0	33,220	N/A	33,220	33,220	49,830

Sec. 280(G) excise tax and related gross-up	0	0	0	0	N/A	0	0	911,068

Add’l Payments Due to Termination	4,706,957	0	0	4,706,957	N/A	3,562,568	3,562,568	6,009,035

Total	4,984,584	186,982	277,627	4,984,584	N/A	3,840,195	3,840,195	6,286,662

(1)	Mr. Elrod is not eligible to receive retirement benefits.

(2)	Treatment of unvested awards upon termination without cause and for good reason governed by Severance Plan.

(3)	Includes One-Year PSUs earned during fiscal years 2008 and 2009 but which are not yet vested.

(4)	Reflects benefits provided upon a Change in Control followed by termination for good reason or involuntary termination without cause within 24 months thereafter.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
	Involuntary
	Termination	Involuntary	Resignation	Resignation
Eric G. Carter	Without	Termination	Without Good	For Good	Retirement			Change In
Chief Science Officer	Cause	For Cause	Reason	Reason	(1)	Death	Disability	Control (4)
	(In Dollars)
Benefits Earned Prior to Termination

Value of unexercised vested stock options	37,965	0	37,965	37,965	N/A	37,965	37,965	37,965

401(k) plan balance	78,484	78,484	78,484	78,484	N/A	78,484	78,484	78,484

Executive deferred comp. plan balance	492,330	492,330	492,330	492,330	N/A	492,330	492,330	492,330

Total Already Earned	608,779	570,814	608,779	608,779	N/A	608,779	608,779	608,779

Additional Payments Earned Upon Termination

Cash severance	1,041,600	0	0	1,041,600	N/A	0	0	1,388,800

Non-equity incentive for year of termination	N/A	0	0	N/A	N/A	N/A	N/A	N/A

Add’l value due to vesting of unvested stock options (2)	343,619	0	0	343,619	N/A	343,619	343,619	343,619

Add’l value due to vesting of restricted stock and One-Year PSUs (2)(3)	2,928,972	0	0	2,928,972	N/A	2,928,972	2,928,972	2,928,972

Add’l value due to vesting of Three-Year PSUs (2)	246,259	0	0	246,259	N/A	246,259	246,259	246,259

Health and welfare continuation	13,905	0	0	13,905	N/A	0	0	13,905

Financial planning	34,595	0	0	34,595	N/A	34,595	34,595	51,892

Sec. 280(G) excise tax and related gross-up	0	0	0	0	N/A	0	0	948,388

Add’l Payments Due to Termination	4,608,950	0	0	4,608,950	N/A	3,553,445	3,553,445	5,921,835

Total	5,217,729	570,814	608,779	5,217,729	N/A	4,162,224	4,162,224	6,530,614

(1)	Dr. Carter is not eligible to receive retirement benefits.

(2)	Treatment of unvested awards upon termination without cause and for good reason governed by Severance Plan.

(3)	Includes One-Year PSUs earned during fiscal years 2008 and 2009 but which are not yet vested.

(4)	Reflects benefits provided upon a Change in Control followed by termination for good reason or involuntary termination without cause within 24 months thereafter.

2009 Director Compensation

Our Board of Directors believes that our non-employee directors should be compensated according to the following key principles:

•	the interests of directors should be closely aligned with those of shareholders through equity-based compensation; and

•	directors’ cash and equity compensation should approximate the median compensation paid to directors of the companies in the Comparator Group.

The following table describes the compensation received by our non-employee directors for 2009. Mr. Crutchfield and Dr. Schaffer were not appointed to the Board until February 2010 and so do not appear in this table. Mr. Markison received no additional compensation for his service as Chairman of the Board or as a director.

(a)	(b)	(c)	(d)	(g)	(h)
			Option	All Other
	Fees Earned Or Paid	Stock Awards	Awards	Compensation	Total
Name	In Cash ($) (1)	($) (2)	($)(3)	($)	($)

Ted G. Wood	104,500	134,997	0	0	239,497
Earnest W. Deavenport, Jr.	93,000 (4)	134,997	0	0	227,997
Elizabeth M. Greetham	72,000	134,997	0	0	206,997
Philip A. Incarnati	66,000	134,997	0	0	200,997
Gregory D. Jordan	88,722	134,997	0	0	223,719
R. Charles Moyer	91,500	134,997	0	0	226,497
D. Greg Rooker	67,500	134,997	0	0	202,497

(1)	Excludes amounts paid in 2009 for service in 2008 and includes amounts paid in 2010 for service in 2009.

(2)	As of December 31, 2009, each of the non-management directors held 15,358 restricted stock units. Each restricted stock unit entitles the holder to receive one share of King’s common stock upon vesting. Directors may elect between two payout schedules for each restricted stock unit award, one that provides for payout on the first anniversary of the grant date and another that provides for payout six months after the director’s service on the Board is complete, each subject to certain conditions. Restricted stock units held by Mr. Deavenport, Mr. Incarnati, Dr. Jordan and Dr. Moyer are scheduled to vest as of May 15, 2010 or earlier upon the occurrence of certain events. Restricted stock units held by Mr. Wood, Ms. Greetham and Mr. Rooker will vest on a date within six months from their respective departures from the Board of Directors. The grant date fair value of the restricted stock units issued to the directors during 2009 was $134,997 each.

(3)	The following table lists the number of stock options held by each non-management director as of December 31, 2009. All options were fully exercisable as of that date.

Stock Options Held
Name	at Fiscal Year End

Ted G. Wood	26,794
Earnest W. Deavenport, Jr.	53,333
Elizabeth M. Greetham	24,904
Philip A. Incarnati	0
Gregory D. Jordan	40,000
R. Charles Moyer	53,333
D. Greg Rooker	73,333

(4)	Mr. Deavenport deferred 100% of this amount through the King Pharmaceuticals, Inc. Non-Employee Directors’ Deferred Compensation Plan.

In 2009, non-employee directors received an annual retainer of $40,000 and a fee of $2,000 for each Board meeting they attended. They also received $1,500 for each committee meeting attended. Mr. Wood received an annual retainer of $25,000, paid quarterly, for his service as Lead Independent Director in 2009. The chair of the Audit Committee received an annual retainer of $13,500, and each other committee chair received an annual retainer of $9,000. Upon his appointment as chair of the Nominating and Corporate Governance Committee in June 2009, Mr. Wood declined the annual retainer associated with that chairmanship because he already receives a retainer in connection with his service as Lead Independent Director.

Non-employee directors were reimbursed for reasonable and customary expenses associated with attending continuing education programs. They were also entitled to use corporate aircraft for personal use for up to 10 hours per year, but only in connection with flights for which King’s business was the primary purpose. No director used corporate aircraft for personal purposes in 2009. Any such personal use of aircraft would have been treated as compensation to the director as required by the Internal Revenue Code. The incremental cost to King of personal use of corporate aircraft includes: aircraft operation; crew transportation, meals and lodging; and aircraft handling, parking, de-icing and maintenance.

Restricted stock units related to King’s common stock, are automatically granted to each non-employee director on May 15 of each year, or, if May 15 falls on a weekend or holiday, on the first business day immediately preceding May 15. Upon becoming a director (other than through re-election), a non-employee director automatically receives, upon the first day of service as a director, a pro rata portion of the annual restricted stock unit grant, based on the time period between the non-employee director’s first date of service and the first May 15 thereafter. In 2009, the value of the annual grant to each non-employee director was approximately $135,000. Beginning with the grant expected to occur on May 15, 2010, this amount will increase to $145,000.

During each calendar year, non-employee directors may elect between two payout schedules for any restricted stock units to be awarded them on May 15 of the following year. Under the first alternative, the restricted stock units have a restricted period which ends on the first anniversary of the date of grant, but the restricted period could end earlier if the director’s service on the Board were to end for a number of reasons other than removal for cause. Under the second alternative, the restricted stock units are generally paid out six months following the date on which service as a director ends.

Non-employee directors can participate in the King Pharmaceuticals, Inc. Non-Employee Directors’ Deferred Compensation Plan, which allows them to defer receipt of some or all fees paid for service as members of the Board of Directors, thereby deferring the obligation to pay income taxes on these amounts. Directors can elect to defer 0%, 25%, 50%, 75% or 100% of their fees until termination of their service. Investment choices consist of a money market fund and phantom stock units. Each phantom stock unit equates to one share of King common stock valued at the closing price on the NYSE on the last trading day of the quarter. The money market fund replicates the value of the Fidelity Retirement Money Market Fund. Deferral elections must be made by the December 31st preceding the year in which deferrals are to be made. For 2009, Mr. Deavenport elected to defer 100% of his director fees. No other directors elected to defer their fees.

OTHER
INFORMATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation and Human Resources Committee during 2009 were Earnest W. Deavenport, Jr. (chair), Gregory D. Jordan, Ted G. Wood and Elizabeth M. Greetham (who was appointed to the Committee in June 2009). No current member of the Committee nor any person who was a member of the Committee during 2009 is a current or former officer or employee of King. In addition, there are no relationships among our executive officers, members of the Committee or entities whose executives serve on the Board of Directors or the Committee that require disclosure under applicable SEC regulations.

CORPORATE GOVERNANCE

We are committed to effective corporate governance and believe it is important to our long-term performance and ability to create value for our shareholders. Our Board of Directors has adopted Corporate Governance Guidelines which are available at www.kingpharm.com by first choosing “Investors” and then “Governance.”

King’s Corporate Governance Guidelines provide that directors are expected to attend and participate in annual meetings of shareholders, subject to unavoidable conflicts. All directors attended the 2009 annual meeting of shareholders.

CODE OF CONDUCT AND ETHICS

The Board of Directors has adopted a Corporate Code of Conduct and Ethics which applies to all of our directors, officers and employees. The Code appears on our website, www.kingpharm.com. To the extent permitted by the SEC and the NYSE regulations, we intend to disclose information as to any amendments to the Code and any waivers from provisions of the Code for our principal executive officer, principal financial officer, and certain other officers by posting the information on our website.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

Our Corporate Code of Conduct and Ethics provides that no director, officer or employee of King shall permit his or her decisions with respect to the company to be influenced by any interest in, or personal relationship, personal contact or agreement with, King’s suppliers, contractors, customers or others doing business with King. Further, members of a director’s, officer’s or employee’s family are prohibited from receiving compensation, commissions or gifts from any company or organization that deals with King if such receipt could reasonably be construed to influence the director’s, officer’s or employee’s decisions with regard to King’s business. Actual or potential conflict of interest transactions are required to be reported to and reviewed by our Legal Department or our Compliance Office before they take place. Any change or waiver of these standards for a director or executive officer may be made only by the Board of Directors (with any interested director abstaining) and must be promptly disclosed as required by law or NYSE rules. Further, for any transaction in which a director or officer of King has a direct or indirect interest, King follows the requirements of the Tennessee Business Corporation Act, which requires that:

•	the transaction must be fair to King,

•	the material facts of the transaction and the director’s or officer’s interest must be disclosed or known to the Board of Directors,

•	the Board of Directors must authorize, approve, or ratify the transaction, and

•	if the transaction requires the approval of shareholders, the material facts of the transaction and director’s or officer’s interest must be disclosed or known to the shareholders entitled to vote, and the shareholders authorize, approve, or ratify the transaction.

In addition to being required to report potential conflict transactions to the Legal Department or the Compliance Office before they take place, directors and all executive officers complete an annual questionnaire regarding their relationship with King and with other entities and persons who have a relationship with King, if any, whether for-profit businesses, non-profit or charitable organizations, civic groups or other entities or persons. These questionnaires are reviewed by the Legal Department, which advises the Board about any significant information reported.

Transactions with Related Parties

We are not aware of any transactions between us and any of our directors, executive officers, 5% shareholders or their family members or other persons since January 1, 2009 that require disclosure under Item 404 of Regulation S-K under the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers and directors, as well as owners of 10% or more of our common stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act. Section 16(a) requires these persons to file with the SEC reports of their holdings and transactions in our equity securities. Based on our records and representations from these persons, we believe that SEC beneficial ownership reporting requirements for 2009 were met, except with respect to one inadvertent late Form 4 filing each by Messrs. Andrzejewski, Brouillette, Bruce, Carter, Elrod, Markison and Squicciarino, as well as by former executive officer James Green, related to shares withheld for the payment of taxes as the result of the vesting of certain performance share units.

KING STOCK OWNERSHIP

The following table sets forth certain information regarding the ownership of the common stock as of March 30, 2010 for (i) each person who owns more than 5% of the common stock, (ii) each director, nominee for director and executive officer of King, and (iii) all executive officers and directors of King as a group. Unless otherwise indicated below, the address of each person listed in the following table is c/o King Pharmaceuticals, Inc., 501 Fifth Street, Bristol, Tennessee 37620.

	Beneficial Ownership of
	Common Stock (1)
		Percentage
	Number of	Outstanding
Executive Officers, Directors and 5% Shareholders	Shares	Shares

Brian A. Markison (2)	1,277,059	*
Joseph Squicciarino (3)	476,318	*
Stephen J. Andrzejewski (4)	345,955	*
Frederick Brouillette, Jr. (5)	245,062	*
Eric J. Bruce (6)	254,281	*
Eric G. Carter (7)	210,336	*
James W. Elrod (8)	271,918	*
Kevin S. Crutchfield (9)	0	*
Earnest W. Deavenport, Jr. (10)	96,512	*
Elizabeth M. Greetham (11)	37,698	*
Philip A. Incarnati (12)	38,358	*
Gregory D. Jordan (13)	81,679	*
R. Charles Moyer (14)	76,345	*
D. Greg Rooker (15)	134,895	*
Derace L. Schaffer (16)	0	*
Ted G. Wood (17)	86,254	*
All executive officers and directors as a group (16 persons) (18)	3,632,670	1.5%
FMR LLC (19)	37,020,147	14.8%
Blackrock Inc. (20)	20,935,720	8.4%
Wellington Management Company, LLP (21)	20,103,289	8.1%

*	Less than 1%.

(1)	Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 249,601,215 shares issued and outstanding as of March 30, 2010. Options to purchase shares which are exercisable or become exercisable within 60 days of March 30, 2010 and restricted stock units convertible into common stock within 60 days of March 30, 2010 are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)	Includes 152,541 shares held individually, 723,758 shares issuable upon the exercise of options and 400,760 shares of restricted stock.

(3)	Includes 92,388 shares held individually, 123,690 shares issuable upon the exercise of options and 260,240 shares of restricted stock.

(4)	Includes 40,429 shares held individually, 174,026 shares issuable upon the exercise of options and 131,500 shares of restricted stock.

(5)	Includes 11,853 shares held individually, 160,449 shares issuable upon the exercise of options and 72,760 shares of restricted stock.

(6)	Includes 69,233 shares held individually, 74,178 shares issuable upon the exercise of options and 110,870 shares of restricted stock.

(7)	Includes 21,653 shares held individually, 49,943 shares issuable upon the exercise of options and 138,740 shares of restricted stock.

(8)	Includes 43,940 shares held individually, 86,208 shares issuable upon the exercise of options and 141,770 shares of restricted stock.

(9)	Does not include 3,174 restricted stock units, which will vest on February 8, 2011.

(10)	Includes 27,821 shares held individually, 53,333 shares issuable upon the exercise of options and 15,358 restricted stock units convertible into common stock within 60 days of March 30, 2010. Does not include 50,881 shares of King phantom stock held through the deferred compensation plan for non-employee directors.

(11)	Includes 12,794 shares held individually and 24,904 shares issuable upon the exercise of options. Does not include 28,885 shares of restricted stock units, the vesting of which will occur on a date six months after Ms. Greetham’s departure from the board of directors.

(12)	Includes 23,000 shares held individually and 15,358 restricted stock units convertible into common stock within 60 days of March 30, 2010.

(13)	Includes 26,321 shares held individually, 40,000 shares issuable upon the exercise of options and 15,358 restricted stock units convertible into common stock within 60 days of March 30, 2010.

(14)	Includes 7,654 shares held individually, 53,333 shares issuable upon the exercise of options and 15,358 restricted stock units convertible into common stock within 60 days of March 30, 2010.

(15)	Includes 60,212 shares held individually, 1,350 shares held by The Jason Foundation and 73,333 shares issuable upon the exercise of options. Does not include 28,885 shares of restricted stock units, the vesting of which will occur on a date six months after Mr. Rooker’s departure from the board of directors.

(16)	Does not include 3,174 restricted stock units, which will vest on February 8, 2011.

(17)	Includes 59,460 shares held individually and 26,794 shares issuable upon the exercise of options. Does not include 28,885 shares of restricted stock units, the vesting of which will occur on a date six months after Mr. Wood’s departure from the board of directors.

(18)	Includes 1,663,949 shares subject to options exercisable, and 61,432 restricted stock units convertible into common stock, within 60 days of March 30, 2010.

(19)	Based on Schedule 13G/A filed with the SEC jointly by FMR LLC and Edward C. Johnson III. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(20)	Based on Schedule 13G filed with the SEC by Blackrock Inc. The address of Blackrock Inc. is 40 East 52nd Street, New York, New York 10022.

(21)	Based on Schedule 13G filed with the SEC by Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

PROPOSALS

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors has nominated the following persons to stand for election at the 2010 annual meeting of shareholders, to serve until the 2011 annual meeting of shareholders, or until the directors’ respective successors are elected and qualified:

Kevin S. Crutchfield	Brian A. Markison
Earnest W. Deavenport, Jr.	R. Charles Moyer, Ph.D.
Elizabeth M. Greetham	D. Greg Rooker
Philip A. Incarnati	Derace L. Schaffer, M.D.
Gregory D. Jordan, Ph.D.	Ted G. Wood

Information about the persons nominated for election as directors is provided beginning on page 7.

Unless authority to vote for any of these nominees is withheld, the shares represented by proxies will be voted FOR the election of the persons listed above. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Election of directors requires the affirmative vote of the holders of a plurality of the shares of common stock represented at the annual meeting.

The Board of Directors recommends a vote FOR the election
of each of the persons listed above.

PROPOSAL 2 — CHARTER AMENDMENT TO IMPLEMENT A MAJORITY VOTING STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS AND EFFECT AN ADMINISTRATIVE CHANGE

The Board of Directors recommends that King’s shareholders approve an amendment to the company’s Third Amended and Restated Charter, which we refer to as our charter, to (i) provide for majority voting in uncontested elections of directors and (ii) delete language related to a classified Board, which is no longer relevant following this meeting.

Majority Voting

The Tennessee Business Corporation Act provides that, unless otherwise specified in a company’s charter, a director is elected by a plurality of the votes cast in the election. Our charter does not currently specify the voting standard required in director elections and, therefore, King’s directors currently are elected by a plurality vote. Under a plurality voting standard for director elections, only votes “for” the election of a director are counted, not any “withhold” votes. As a result, in an uncontested election (which occurs when the number of director nominees equals the number of directors to be elected), a director could be elected to our Board with only one “for” vote, despite an overwhelming number of “withhold” votes.

Throughout the past year, as well as in prior years, the Nominating and Corporate Governance Committee and the full Board have carefully considered the arguments for and against a majority voting standard. In particular, since our 2009 annual meeting, the Nominating and Corporate Governance Committee has studied the voting results for the non-binding shareholder proposal presented at that meeting which requested that the Board adopt a majority voting standard for director elections and analyzed current corporate governance trends, including the standards for voting in director elections in place at companies similar in size to King, including those in the pharmaceutical industry. The Nominating and Corporate Governance Committee also carefully evaluated the appropriateness of a majority voting standard for King in light of our overall corporate governance structure. Following this review, the Nominating and Corporate Governance Committee concluded that a majority voting standard in uncontested elections of directors would be in King’s and our shareholders’ best interests and recommended to the Board that King adopt such a standard. The Board considered the recommendation of the Nominating and Corporate Governance Committee and the benefits of retaining a plurality voting standard, including the greater certainty that the annual election will result in a full and duly elected Board of Directors. However, the Board recognizes that requiring directors to be elected by a majority of the votes cast (a) helps ensure that only directors with broad acceptability among King’s voting shareholders will be seated on the Board and (b) enhances the accountability of each Board member to shareholders. On balance, the Board concluded that a majority vote standard would be in King’s and our shareholders’ best interests. Notably, the difference in standards would not have had any impact on King in the past, because its director nominees have always received vote totals exceeding not only a majority of the votes cast, but a majority of the shares outstanding.

The Board has authorized, and recommends that King’s shareholders approve, an amendment to our charter specifying that each director nominee in an uncontested election must be elected by an affirmative vote of a majority of the total number of votes cast “for” or “against” him or her. Shareholders also will be entitled to “abstain” from voting in the election of a director. Abstentions and broker non-votes (which are described above under “Information About the Annual Meeting”) will have no effect in determining whether the required affirmative majority vote has been obtained. In the case of a contested election, that is, an election for which the number of nominees exceeds the number of directors to be elected, directors will continue to be elected by a plurality of the votes cast by holders of King common stock entitled to vote in the election.

Under Tennessee law, a director continues in office until a successor is elected and qualified, even if the director is not reelected in an uncontested election. To address the potential for such a “holdover” director, the proposed charter amendment provides that an incumbent director who is not reelected in an uncontested election must tender his or her resignation to the Board. The Board, taking into account the recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept the tendered resignation. The Board will be required to act on the tendered resignation and publicly disclose its decision and its rationale within 90 days following the certification of election results. The director who tenders his or her resignation will not be permitted to participate in deliberations of or voting by the Nominating and Corporate Governance Committee or the Board regarding his or her resignation.

Administrative Change

Our charter currently provides for a classified Board of Directors until the 2010 annual meeting of shareholders. That is, prior to this year’s annual meeting, our directors were divided into three classes, with one-third of our directors elected at each annual meeting. Our classified Board will be eliminated as of this year’s annual meeting and, as a result, beginning this year all of our directors will stand for election at each annual meeting of shareholders. Because the Board will no longer be classified as of this annual meeting of shareholders, the language currently in our charter providing for a classified Board is no longer necessary — it serves no other purpose. In order to streamline our charter, the Board has authorized amending the charter to remove this unnecessary language and recommends that King’s shareholders also approve this administrative change.

Charter Amendment

Shareholders holding at least eighty percent (80%) of the outstanding shares of common stock entitled to be voted on the matter must vote “for” this proposal in order for the charter amendments described above to be approved. If this proposal is approved by shareholders, Section 6 of the charter will be amended and restated to read as follows:

6.  Board of Directors.

(a)	The number of directors shall be as specified in the Amended and Restated Bylaws of the Corporation. All directors shall be elected at each annual meeting of shareholders for terms expiring at the next annual meeting of shareholders. Each director shall hold office for the term for which the director is elected or appointed and until the director’s successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office with or without cause. In no case shall a decrease in the number of directors shorten the term of any incumbent director.

(b)	Except in the case of a contested election, a nominee for director shall be elected by affirmative vote of a majority of the votes cast in favor of or against the election of such nominee by holders of shares entitled to vote in the election at a meeting for the election of directors at which a quorum is present. For purposes of this paragraph, “affirmative vote of a majority of the votes cast” shall mean that the number of votes cast in favor of the election of such nominee exceeds the number of votes cast against the election of such nominee; abstentions and broker non-votes shall not be deemed to be votes cast for purposes of tabulating the vote. In any uncontested election of directors, any nominee who is an incumbent director and who receives a greater number of votes cast against his or her election than in favor of his or her election promptly shall tender his or her resignation to the Board of Directors. The Board of Directors (excluding the director who tendered his or her resignation) shall decide, taking into account the recommendation of the Nominating and Corporate Governance Committee, whether to accept or reject the tendered resignation, or whether other action should be taken, and shall publicly disclose its decision and the rationale therefor within 90 days from the date of the certification of the election results. In a contested election, a nominee for director shall be elected by a plurality of the votes cast by holders of shares entitled to vote in the election at a meeting for the election of directors at which a quorum is present. An election shall be considered “contested” if there are more nominees for election than positions on the Board of Directors to be filled by election at the meeting. The determination of the number of nominees for purposes of this subsection shall be made as of (i) the expiration of the time fixed by this Third Amended and Restated Charter or the Amended and Restated Bylaws of the Corporation for advance notice by a shareholder of an intention to nominate directors, or (ii) absent such a provision, at a time publicly announced by the Board of Directors which is not more than 14 days before notice is given of the meeting at which the election is to occur.

If approved, this charter amendment will become effective upon the filing of articles of amendment with the Tennessee Secretary of State. King would make such a filing promptly after the annual meeting. Additionally, upon approval of this proposal, the Board will amend King’s bylaws and the Nominating and Corporate Governance Committee charter to reflect the majority voting amendment described above. These amendments do not require shareholder approval.

The proposed amendment of the charter requires the affirmative vote of the holders of at least 80% of the outstanding shares of common stock.

Our Board of Directors unanimously recommends a vote FOR the proposal to amend the charter to provide for majority voting
in uncontested elections of directors
and to effect the administrative change described above.

PROPOSAL 3 — REAPPROVAL OF PERFORMANCE GOALS WITHIN OUR INCENTIVE PLAN

The Board of Directors recommends that King’s shareholders reapprove the performance goals included in the King Pharmaceuticals, Inc. Incentive Plan (the “Incentive Plan”). The goals listed in the Incentive Plan are used to establish the objective performance targets applicable to grants of performance-based awards under the Incentive Plan. As described in more detail below, these goals are designed to enable King to provide certain forms of performance-based compensation to our executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The performance goals to be reapproved are described below under “Summary of the Incentive Plan — Performance Goals.”

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any individual who, on the last day of the taxable year, is either the chief executive officer or one of the three other most highly compensated officers of the company other than the chief financial officer (a “Covered Employee”). However, the deduction limit does not apply to performance-based compensation, as defined in Section 162(m) of the Code.

For awards granted under the Incentive Plan to qualify as performance-based compensation, our shareholders must approve the material terms under which the awards will be paid, including (i) the class of employees eligible to receive awards, (ii) a description of the business criteria upon which the performance goals can be based, and (iii) the maximum amount of compensation that could be paid to any employee or the formula used to calculate the amount of compensation to be paid to any employee if the performance goals are attained. Our shareholders approved each of these terms at the 2005 annual meeting of shareholders when we first established the Incentive Plan.

If we wish to continue to treat the long-term performance units, performance shares, annual incentive awards and certain stock options and stock appreciation rights granted under the Incentive Plan as qualified performance-based compensation under Section 162(m) of the Code, the performance goals must be approved by the shareholders every five years. This approval is necessary because the Incentive Plan grants the Compensation and Human Resources Committee of our Board (the “Compensation Committee”), which administers the Incentive Plan, the discretion to set the performance goals for any award using one or more of the performance criteria set forth in the Incentive Plan. Because the class of eligible employees and the annual per-participant limits on grants are not being modified from those approved by shareholders in 2005, shareholder approval is not currently required for these terms.

Our shareholders are being asked to approve the performance goals so that awards under the Incentive Plan that are subject to the attainment of performance criteria can be exempt from the $1 million limit on deductible compensation under Section 162(m) of the Code.

Summary of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan. The summary is not a complete description of all the provisions of the Incentive Plan, and is qualified in its entirety by the specific language of the Incentive Plan, which is attached to this proxy statement as Appendix A. The Board of Directors encourages you to review the complete Incentive Plan.

Administration

The Board of Directors designates the committee that administers the Incentive Plan (the “Committee”). Currently, the Incentive Plan is administered by the Compensation Committee. The Committee at all times must consist of three or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Code and an “independent director” under Section 303A of the NYSE Listed Company Manual.

The Committee has full authority to interpret and administer the Incentive Plan in order to carry out its provisions and purposes, including to:

•	determine the participants under the Incentive Plan.

•	establish the terms and conditions of any annual incentive award, long-term performance unit, stock option (“Option”), stock appreciation right (“SAR”), restricted stock unit (“Restricted Unit”), restricted stock, or performance share, including associated dividend equivalent rights (“Dividend Equivalents”) (each an “Award”).

•	delegate, subject to such terms, conditions, or guidelines as it shall determine, to any employee or group of employees any portion of its authority and powers with respect to Awards, except that only the Committee or the Board of Directors can exercise authority with respect to Awards granted to officers of King or a subsidiary who are subject to the reporting requirements under Section 16(a) of the Exchange Act (“Executive Officers”).

•	make any rules, determinations or modifications to the Incentive Plan it deems advisable with respect to participants based outside the United States and newly eligible participants.

•	condition the grant of any Award on the participant’s entry into a written agreement containing covenants not to compete, not to solicit King’s employees and customers, and not to disclose confidential information.

Eligibility

Awards can be made to any individual who is either an employee (including an officer) or non-employee director of King or any of its subsidiaries. As of April 15, 2010, there are approximately 2,600 employees (including seven executive officers) and nine non-employee directors of King and its subsidiaries who are eligible to participate under the Incentive Plan.

Types of Awards

The Incentive Plan provides for grants of incentive stock options qualifying for special tax treatment under Section 422 of the Code (“ISOs”), nonstatutory stock options (“Nonstatutory Options”), SARs, restricted stock, Restricted Units, Dividend Equivalents, long-term performance units, performance shares and annual incentive awards. Awards can be granted singly, in combination or in tandem, pursuant to which common stock, cash or other property can be delivered to the Award recipient. Awards can also include awards of common stock or Restricted Units (including any associated Dividend Equivalents) made in conjunction with other incentive programs established by King or its subsidiaries.

Performance Goals

The Committee is responsible for establishing the performance goals upon which any performance-based Awards are contingent under the Incentive Plan. The Incentive Plan requires the Committee to use one or more of the following criteria to establish the performance goals for Awards that are intended to constitute performance-based compensation under Section 162(m) of the Code:

•	earnings per share;

•	total shareholder return;

•	operating income;

•	net income;

•	cash flow;

•	gross profit;

•	gross profit return on investment;

•	return on equity;

•	return on capital;

•	sales;

•	revenue;

•	gross margin; and

•	gross margin return on investment.

Shares Subject to the Incentive Plan; Other Limitations of Awards

The maximum number of shares of common stock issuable under the Incentive Plan is 30 million. To the extent that any shares of common stock subject to an Award, or any award under the 1997 Incentive and Nonqualified Stock Option Plan for Employees of King or the 1998 Non-Employee Director Stock Option Plan made prior to the effective date of the Incentive Plan, are not issued because it expires without having been exercised, is cancelled, repurchased by King, terminated, forfeited or is settled without issuance of common stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a restricted stock or Restricted Unit Award that are subsequently forfeited), such shares will be available again for grants of Awards under the Incentive Plan. The shares to be delivered under the Incentive Plan can consist, in whole or in part, of common stock purchased by King for the purpose of such Awards, treasury common stock or authorized but unissued common stock not reserved for any other purpose.

During any three calendar-year period, no individual can receive under the Incentive Plan (i) Options and/or SARs covering more than an aggregate of nine million shares or (ii) restricted stock, Restricted Units, performance shares or other stock-based Awards established by the Committee (other than an Option or a SAR) representing more than an aggregate of three million shares. The maximum amount of annual incentive awards that can be paid or made available to participants cannot exceed $3,750,000 in any year per participant.

Stock Options

Options entitle the recipient to purchase shares of common stock at the exercise price specified by the Committee in the recipient’s Option agreement. The Incentive Plan permits the grant of both ISOs and Nonstatutory Options. The Committee will generally determine the terms and conditions of all Options granted. However, Options must be granted with an exercise price at least equal to the fair market value of a share of common stock on the date of grant, cannot be exercisable for more than 10 years after the date of grant and no Option that is intended to be an ISO can be granted after the tenth anniversary of the date the Incentive Plan was approved by the Board of Directors. Options generally become exercisable in one-third increments on each of the first three anniversaries of the date of grant. However, the Committee can establish performance goals for the exercisability of any Option. For purposes of the Incentive Plan, “fair market value” generally means, on any given date, the price of the last trade, regular way, of King’s common stock on such date on the NYSE (or if not listed on the NYSE, on such other recognized quotation system on which trading prices of the common stock are then quoted). If there are no trades on the relevant date, the “fair market value” for that date means the closing price on the immediately preceding date on which common stock transactions were reported. If the NYSE or other applicable exchange adopts a trading policy permitting trades after 4:00 p.m. Eastern Standard Time, “fair market value” will mean the last trade, regular way, reported on or before 4:00 p.m. Eastern Standard Time (or such earlier or later time as the Committee establishes from time to time). On April 9, 2010, the fair market value of our common stock determined on this basis was $11.90 per share.

The Committee does not have the authority to reduce the exercise price of any outstanding Option or to grant any new Options in substitution for or upon the cancellation of Options previously granted, except as described below under “Summary of the Incentive Plan — Adjustment in Capitalization.”

Stock Appreciation Rights

A SAR is a contractual right granted to the participant to receive, either in cash or common stock, an amount equal to the excess, if any, of the fair market value on the date the SAR is exercised over the fair market value on the date the SAR was granted. SARs can be granted as freestanding Awards or in tandem with an Option. A SAR can be granted with associated Dividend Equivalents. Unless the Committee otherwise determines, the terms and conditions applicable to SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and the terms and conditions applicable to freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARs a grant of Options. SARs that are granted in tandem with an Option can only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares. The Committee can establish a maximum amount per share which will be payable in cash upon the exercise of a SAR.

Restricted Stock, Restricted Stock Units and Dividend Equivalents

The Incentive Plan provides for the grant of shares of restricted stock, Restricted Units and Dividend Equivalents, which are converted to shares of unrestricted common stock upon the lapse of restrictions.

A share of restricted stock is a share of common stock that is subject to certain forfeiture and transfer restrictions for a period of time as specified by the Committee in the recipient’s Award agreement.

A Restricted Unit is an unfunded, unsecured right, subject to certain forfeiture and transfer restrictions, to receive a share of common stock or cash at the end of a period of time as specified by the Committee in the recipient’s Award agreement.

A Dividend Equivalent represents an unfunded, unsecured right to receive in common stock or cash an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of common stock if such shares were owned by the Award recipient. Dividend Equivalents can be granted in connection with a grant of Restricted Units, Options and/or SARs.

Unless otherwise determined by the Committee at the time of grant, the restrictions on shares of restricted stock and Restricted Units will generally lapse on the third anniversary of the date of grant. The Committee can provide for accelerated vesting based on attaining performance goals specified by the Committee.

Generally, a participant will have all the rights of a shareholder with respect to shares of restricted stock, including but not limited to, the right to vote and the right to receive dividends. However, the Committee can place restrictions and conditions on such rights. A participant will not have the rights of a shareholder with respect to Restricted Units or Dividend Equivalents.

Annual Incentive Awards

The Committee can grant Awards with a performance cycle of one year or less based on the achievement of specified performance goals. Such Awards shall be paid in cash unless otherwise specified by the Committee.

Long-Term Performance Units

The Committee can grant long-term performance units, to be paid in cash and/or common stock. Performance cycles are generally at least one year and performance can be measured by objective criteria other than the appreciation or depreciation of common stock value. In any one-year period, an individual participant cannot be awarded long-term performance unit awards exceeding $5,000,000.

Performance Share Awards

The Committee can grant performance share awards, which are units denominated in common stock. The number of such units is determined over the performance period based on the satisfaction of performance goals relating to the common stock price. Performance share awards are payable in common stock.

Treatment of Awards on Termination of Employment

Unless the Committee otherwise determines, Awards generally are treated as follows upon a participant’s termination of employment.

Resignation.  If a participant voluntarily terminates employment:

•	Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents that are exercisable on the date of termination can be exercised at any time prior to the earlier of the expiration date of the term of the Options and/or SARs or the 90th day following termination of employment;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): All restricted stock, Restricted Units and associated Dividend Equivalents credited to such participant are forfeited;

•	Annual Incentive Awards: If such termination occurs before authorization of the payment of an annual incentive award, the participant forfeits all rights to such amounts; and

•	Long-Term Performance Unit Awards/Performance Share Awards: All long-term performance unit awards and performance share awards credited to such participant are forfeited.

Termination for Cause.  If a participant’s employment is terminated for “cause”:

•	Options/SARs (including associated Dividend Equivalents): Outstanding Options, SARs and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee can require that the participant disgorge any profit, gain or benefit from any Award exercised up to 12 months prior to the participant’s termination;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): All restricted stock, Restricted Units, and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee can require that the participant disgorge any profit, gain or benefit from any Award for which the restrictions lapsed in the 12 months prior to the participant’s termination;

•	Annual Incentive Awards: All rights to an annual incentive award are forfeited; and

•	Long-Term Performance Unit Awards/Performance Share Awards: Any outstanding long-term performance units or performance share awards are forfeited and the Committee can require that the participant disgorge any profit, gain or benefit from any Award paid to such participant up to 12 months prior to the participant’s termination.

For purposes of the Incentive Plan, “cause” means dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory or self-regulatory agency or of any policies of King or a subsidiary; commission of a crime; breach of a written covenant or agreement not to misuse King property or information; or any act or omission detrimental to the conduct of King’s business in any way.

The determination of whether a termination is for cause is made by the Committee in its sole discretion or as delegated by the Committee to King management.

Approved Retirement.  If a participant’s employment terminates by reason of “Approved Retirement”:

•	Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents that are exercisable on the date of such termination continue to vest and can be exercised at any time prior to the expiration date of the term of the Options;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): Any restrictions will lapse as to outstanding shares of restricted stock and Restricted Units and any associated Dividend Equivalents will be paid to the participant;

•	Annual Incentive Awards: The participant will receive a prorated annual incentive award based on actual achievement of the performance goals for such performance cycle; and

•	Long-Term Performance Unit Awards: If the participant is an executive officer, as defined in Rule 3b-7 of the Exchange Act, the participant will receive a prorated payment of any long-term performance unit awards based on actual achievement of the performance goals for the performance cycle. Otherwise, the participant will receive a prorated payment of any long-term performance unit awards and performance share awards calculated as if the target performance for each long-term performance unit had been achieved.

•	Performance Share Awards: The participant will receive a prorated payment of any performance share awards based on actual achievement of the performance goals for the performance cycle.

For purposes of the Incentive Plan, “Approved Retirement” generally means any voluntary termination (other than for “cause”) of the participant’s employment after having reached 55 years of age and after having completed at least 15 years of continuous employment with King.

Death or Disability.  If a participant’s employment or service is terminated due to death or disability:

•	Options/SARs (including associated Dividend Equivalents): All outstanding Options, SARs and associated Dividend Equivalents granted to the participant immediately vest and become exercisable. Such Awards can be exercised by the participant’s estate or representative within two years, in the event of death, and one year, in the event of disability, but in no event later than the expiration of the term of the Option or SAR;

•	Restricted Stock/Restricted Units (including associated Dividend Equivalents): Any restrictions will lapse as to outstanding shares of restricted stock and Restricted Units and any associated Dividend Equivalents will be paid to the participant;

•	Annual Incentive Awards: The participant’s estate or representative will receive a prorated annual incentive award based on full achievement of the performance goals for such performance cycle; and

•	Long-Term Performance Unit Awards/Performance Share Awards: The participant will receive a prorated payment of the participant’s long-term performance unit awards and performance share awards calculated based on full achievement of the performance goals for the performance cycle.

Qualifying Separation.  For information about the effect of King’s Severance Plan on Awards made under the Incentive Plan in connection with a “Qualifying Separation”, please see the section entitled “Post-Termination Payments” beginning on page 35.

Termination for Other Reason.  If a participant’s employment terminates for any reason other than resignation, termination for cause, approved retirement, death, disability, or a qualifying separation, outstanding Awards are treated in the same manner as in the case of a resignation.

Non-Transferability of Awards

Generally, no Awards granted under the Incentive Plan can be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Committee can, in the Award agreement or otherwise, permit transfers of Nonstatutory Options (with or without tandem SARs), freestanding SARs, restricted stock and Restricted Units to certain family members.

Adjustment in Capitalization

In the event of any stock dividend, stock split or share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, share exchange, warrants or rights offering to purchase common stock at a price substantially below fair market value or other similar event affecting our common stock, the Committee shall adjust appropriately (a) the aggregate number of shares of common stock available for Awards, (b) the aggregate limitations on the number of shares that can be awarded as a particular type of Award or that can be awarded to any particular participant in any particular period, and (c) the aggregate number of shares subject to outstanding Awards and the exercise prices or base prices applicable to outstanding Awards.

Change of Control

In the event of a “change of control” of King:

•	Each Option and SAR then outstanding will become fully exercisable regardless of the vesting schedule otherwise applicable to such Option and/or SAR;

•	The restricted period will lapse as to each share of restricted stock and each Restricted Unit then outstanding;

•	Notwithstanding the foregoing, the Committee can, in its discretion, provide that each Option, SAR, share of restricted stock and/or Restricted Unit will be cancelled in exchange for an payment per share or unit in an amount based on the change of control price; and

•	Any outstanding long-term performance unit awards or performance share awards which have been earned but not paid will become immediately payable. Any outstanding long-term performance unit awards or performance share awards for in-progress performance cycles will end and all participants will be deemed to have earned an award equal to the participant’s target award opportunity for the performance cycle. King will pay all such Awards as a settlement payment within 30 days of such change of control, based on the change of control price.

The change of control price is the highest price per share of common stock paid in conjunction with any transaction resulting in a change of control or, in the case of a change of control occurring solely by reason of a change in the composition of the Board of Directors, the highest fair market value of the common stock on any of the 30 trading days immediately preceding the date on which the change of control occurs.

However, notwithstanding the foregoing, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment will occur with respect to any Option, SAR, share of restricted stock, Restricted Unit, long-term performance unit and/or performance share if the Committee reasonably determines in good faith prior to the occurrence of a change of control that such Award will be honored or assumed, or new rights substituted therefor, by a participant’s employer (or the parent or affiliate of such employer) immediately following the change of control, subject to certain qualifications set forth in the Incentive Plan.

For purposes of the Incentive Plan, a “change of control” means: (i) the acquisition by any person (within the meaning of Section 3(a)(9) of the Exchange Act) of King’s capital stock which, when added to any existing ownership held by such person as of the effective date of the Incentive Plan, constitutes more than 50% of the total fair market value or voting power of the then outstanding shares of King’s capital stock or the total voting power of King’s capital stock; (ii) the acquisition, within a 12-month period ending on the date of the most recent acquisition, of not less than 35% of the total voting power of King’s capital stock; (iii) a majority of the members of King’s Board of Directors being replaced in any 12-month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election; or (iv) a change in the ownership of a substantial portion of King’s assets, which will be deemed to occur on the date that any person acquires, or has acquired within the prior 12-month period ending on the date of the most recent acquisition by such person, assets of King which have a total gross fair market value of not less than 40% of the total gross fair market value of all of King’s assets immediately prior to such acquisition(s). The acquisition by a person who owns more than 50% of the total fair market value or the total voting power of King’s capital stock will not constitute a change of control for purposes of the Incentive Plan.

Term and Amendment

Unless earlier terminated in accordance with its terms, the Incentive Plan will remain in effect until May 31, 2015. The Board of Directors can, at any time amend, modify, suspend or terminate the Incentive Plan, in whole or in part, without notice to or the consent of any participant or employee; however, any amendment that would (i) increase the number of shares available for issuance under the Incentive Plan, (ii) lower the minimum exercise price for an Option or the base price at which a SAR can be granted, or (iii) change the individual Award limits, must be approved by King’s shareholders. No amendment, modification or termination of the Incentive Plan can in any manner adversely affect any Award previously granted under the Incentive Plan, without the consent of the participant.

No Limitation on Compensation; Scope of Liabilities

Nothing in the Incentive Plan limits our right to establish other plans if and to the extent permitted by applicable law. King’s liability under the Incentive Plan is limited to the obligations expressly set forth in the Incentive Plan.

U.S. Federal Tax Implications for Awards

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of Awards under the Incentive Plan.

Stock Options

The grant of an Option will create no tax consequences for the recipient or King. The grant of an associated Dividend Equivalent will not result in taxable income to the participant unless and until actual cash payments are made to such participant from such Award.

Upon exercising an ISO, a recipient will not recognize taxable income; however, the alternative minimum tax might apply. Upon exercising a Nonstatutory Option, the recipient will recognize ordinary income equal to the excess of the fair market value on the date of exercise over the exercise price.

The disposition of shares acquired through the exercise of an ISO before one year after the date of exercise and two years after the date of grant is called a “disqualifying disposition.” A disqualifying disposition will generally cause the recipient to (i) recognize ordinary income equal to the excess of the fair market value on the date of exercise over the exercise price, and (ii) be taxed at the capital gain rate for any appreciation of the shares after the date of exercise. A recipient’s disposition of shares acquired upon the exercise of an ISO which is not a disqualifying disposition (i.e., for which the one-year and two-year holding periods have been met) will cause the recipient to be taxed at the long-term capital gain rate on the excess of the fair market value on the date of disposition over the exercise price. A recipient’s disposition of shares acquired upon the exercise of a Nonstatutory Option will cause the recipient to be taxed at either the short-term or long-term capital gain rate on any appreciation in the shares after the date of exercise.

King will generally be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of a Nonstatutory Option. King will not be entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient. In addition, any deduction for an Award to a Covered Employee of compensation exceeding $1 million is conditioned on the Award qualifying as performance-based compensation under Section 162(m) of the Code.

SARs

The grant of a SAR will create no tax consequences for the recipient or for King. The grant of an associated Dividend Equivalent will not result in taxable income to the recipient until actual cash payments are made from the Award. Upon exercising a SAR, the recipient will recognize ordinary income equal to the excess of the fair market value on the date of exercise over the exercise price. Any subsequent appreciation of SARs settled in shares of common stock will be taxed at the short-term or long-term capital gain rate.

King will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient at the time the SAR is exercised. Any deduction for an Award to a Covered Employee of compensation exceeding $1 million is conditioned on the Award qualifying as performance-based compensation under Section 162(m) of the Code.

Performance Shares, Long-Term Performance Units, and Restricted Units

The recipient of performance shares, long-term performance units, and Restricted Units will recognize ordinary income equal to the fair market value of the shares at the time the shares are received (or at the time the payment is received, in the case of awards paid in cash). Any appreciation of shares after receipt will be taxed at the short-term or long-term capital gain rate at the time of disposition.

King will be entitled to a deduction equal to the fair market value of the shares or payments on the date the shares and/or cash payments are made to recipients. Any deduction for an Award to a Covered Employee of compensation exceeding $1 million is conditioned on the Award qualifying as performance-based compensation under Section 162(m) of the Code.

Restricted Stock

A recipient of restricted stock will generally recognize ordinary income equal to the fair market value of the shares at the time the restrictions lapse and will be taxed at the short-term or long-term capital gain rate on any subsequent appreciation at the time of disposition. However, a recipient can elect to recognize ordinary income equal to the fair market value of the shares at the time the restricted shares are granted (a “Section 83(b) Election”) In this case, the recipient would be taxed at the short-term or long-term capital gain rate on any appreciation after grant at the time of disposition.

King will be entitled to a tax deduction equal to the fair market value of the shares on the date the restrictions lapse, if the recipient does not make a Section 83(b) Election or to a tax deduction equal to the fair market value of the shares on the date of grant, if the recipient does make a Section 83(b) Election. Any deduction for an Award to a Covered Employee of compensation exceeding $1 million is conditioned on the Award qualifying as performance-based compensation under Section 162(m) of the Code.

Annual Incentive Awards

A recipient of an annual incentive award will generally recognize ordinary income at the time payment is received.

King will be entitled to a tax deduction equal to the amount of the annual incentive award at the time the award is paid. Any deduction for an Award to a Covered Employee of compensation exceeding $1 million is conditioned on the Award qualifying as performance-based compensation under Section 162(m) of the Code.

Other Information

Any future awards granted to eligible participants under the Incentive Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time. However, please refer to the Summary Compensation Table and the 2009 Grants of Plan Based Awards sections of this proxy statement, which set forth information regarding the awards made to named executive officers in the last fiscal year.

Equity Compensation Plan Information

(c)
Number of
Securities
	(a)		Remaining
	Number of		Available for Future
	Securities to be	(b)	Issuance Under
	Issued Upon	Weighted-Average	Equity
	Exercise of	Exercise Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
Plan Category	and Rights	and Rights	in Column (a))

Equity compensation plans approved by security holders	6,931,517	$13.04	16,052,806

Equity compensation plans not approved by security holders	0	—	0

Total	6,931,517	$13.04	16,052,806

The affirmative votes of the shares of common stock present
or represented by proxy at the meeting must exceed the opposing votes in order to reapprove the performance goals under the Incentive Plan.

The Board of Directors recommends a vote FOR the proposal
to reapprove the performance goals under the Incentive Plan.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2010. The Board proposes that the shareholders ratify this appointment.

PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2009. We expect that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the company’s annual financial statements for the years ended December 31, 2009 and 2008, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2009	2008

Audit fees (1)	$2,286,873	$2,329,857
Audit related fees (2)	26,775	576,150
Tax fees (3)	562,826	248,670
All other fees (4)	1,106,014	1,212,867

Total	$3,982,488	$4,367,544

(1)	Audit fees relate to work performed for the audit of financial statements or to services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or in connection with its audit engagement.

(2)	Audit related fees consisted principally of: assurance and related services that are reasonably related to the performance of the audit or review of financial statements; including employee benefit plan audits; due diligence assistance services in connection with King’s acquisition of Alpharma Inc.; and special procedures required to meet certain regulatory requirements.

(3)	Fees for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning.

(4)	All other fees in 2009 and 2008 consisted of: subscriptions to services; fees associated with service as Independent Review Organization in connection with the requirements of the Corporate Integrity Agreement between King and the Office of Inspector General of the United States Department of Health and Human Services; and fees associated with integration assistance services in connection with King’s acquisition of Alpharma Inc.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for retaining, compensating, terminating and overseeing the work of our independent registered public accounting firm, and for pre-approving audit, audit-related and permitted non-audit services rendered by that firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Before the company or any of its subsidiaries engages the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee or entered into pursuant to the Audit Committee’s pre-approval policy. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee. Each year, the Audit Committee reviews, and updates as necessary, a policy defining all Audit, Audit-related, Tax and All Other services that have the general or specific pre-approval of the Audit Committee. The Audit Committee specifically pre-approves the terms of audit services engagements, including quarterly reviews and Section 404 attestation services and approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters, from one year to the next. As regards the other kinds of services, while the Audit Committee believes that the independent registered public accounting firm can provide services such as assurance and related services, tax compliance and planning, and other permissible non-audit services that are routine and recurring without impairing the auditor’s independence, the Audit Committee carefully scrutinizes the scope of each proposed type of service prior to granting either general or specific pre-approval. In particular, the Audit Committee considers the amount or range of estimated fees as a factor in determining whether a proposed service would impair the auditor’s independence. When the Audit Committee has approved an estimated fee for a service, the pre-approval applies to all services described in the approval. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee must be submitted jointly to the Audit Committee by the independent registered public accounting firm and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. In 2009 and 2008 the Audit Committee approved all services provided by PricewaterhouseCoopers LLP, the fees for which are reflected in the table above.

In the event the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative votes of the shares of common stock present
or represented by proxy at the meeting must exceed the opposing votes in order to ratify the appointment of the independent registered public accounting firm.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

PROPOSAL 5 — ADOPT SIMPLE MAJORITY VOTE

William Steiner, 112 Abbottsford Gate, Piedmont, NY 10968, the owner of 6,000 shares of King’s common stock, acting through John Chevedden as his proxy, has given notice that he or a representative intends to present for action at the annual meeting the following proposal:

RESOLVED, Shareholders request that our board take the steps necessary so that each shareholder voting requirement in our charter and bylaws, that calls for a greater than simple majority vote, be changed to a majority of the votes cast for and against the proposal to the fullest extent permitted by law. This includes each 80% supermajority provision in our charter and/or bylaws.

Currently a 1%-minority can frustrate our 79%-shareholder majority. Also our supermajority vote requirements can be almost impossible to obtain when one considers abstentions and broker non-votes. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by management. For example, a Goodyear (GT) management proposal for annual election of each director failed to pass even though 90% of votes cast were yes-votes.

This proposal topic also won from 74% to 88% support at the following companies in 2009: Weyerhaeuser (WY), Alcoa (AA), Waste Management (WM), Goldman Sachs (GS), FirstEnergy (FE), McGraw-Hill (MHP) and Macy’s (M). The proponents of these proposals included Nick Rossi, William Steiner, James McRitchie and Ray T. Chevedden.

The merit of this Simple Majority Vote proposal should also be considered in the context of the need for improvement in our company’s 2009 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, said our CEO Brian Markison would receive $17 million in severance if his employment was ended in connection with a change in control. This was not in the interests of shareholders as it presented a conflict of interest by providing a strong financial incentive for Mr. Markison to pursue such an arrangement. This was not a practice which fosters a connection between the interests of executives and shareholders.

We gave 74%-support to a 2009 shareholder proposal calling for our directors to obtain a majority-vote in order to be elected — a reasonable requirement. This 74%-support even translated into 59% of all our shares outstanding. However our board apparently still wants no change to our directors being able to be reelected if 248 million shares vote against (withheld) and one lone share votes for.

We also had no shareholder right to ratify executive pay, act by written consent, call a special meeting, cumulative voting or an independent board chairman. Shareholder proposals to address all or some of these topics have received majority votes at other companies and would be excellent topics for our next annual meeting.

The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal: Adopt Simple Majority Vote — Yes on 5.

STATEMENT IN OPPOSITION

The Board of Directors recommends voting AGAINST the proposal for the following reasons.

The Board believes that the supermajority voting standards in King’s charter and bylaws are necessary and appropriate aspects of our corporate governance structure. As discussed further below, these voting standards — of which there are few — ensure that broad shareholder support exists before significant changes to King’s governance structure can be implemented, protect the long-term interests of our shareholders and reflect our commitment to effective corporate governance. While our Board understands the concerns of the proponent regarding meaningful shareholder voting and effective corporate governance practices, the Board does not believe that this proposal advances the interests of our shareholders or our corporate governance.

Only a few select actions require a supermajority vote.

The proponent’s proposal might lead our shareholders to believe that many items under our charter and bylaws require a supermajority shareholder vote. In fact, however, a simple majority voting standard already applies to the vast majority of matters submitted for shareholder approval under King’s charter and bylaws. In fact, as set forth in Section 10 of the charter, only five items under the charter and bylaws require action by an affirmative vote of 80 percent of King’s outstanding common stock. These selected items are amendments to:

•	charter provisions establishing a one-year term for directors and eliminating King’s classified Board (which will take effect at this annual meeting);

•	bylaw provisions granting our Board, Chief Executive Officer and President the right to call special meetings of shareholders (which right is in addition to the statutory right of holders of 10 percent or more of King’s outstanding common stock to call special meetings);

•	the bylaws’ advance notice provisions;

•	bylaw provisions establishing the nomination process for King’s directors; and

•	charter provisions implementing supermajority voting for the foregoing items.

Supermajority voting on these selected items protects the long-term interests of our shareholders.

The Board believes that each of the current supermajority voting standards is necessary to safeguard the long-term interests of our shareholders. These few items are among the central tenets of King’s corporate governance structure, and the existing supermajority voting standards are both necessary and appropriate to ensure that broad shareholder support exists before significant changes to the company’s corporate governance structure can be implemented. For example, if shareholders could take action on these items with only a simple majority vote, a single shareholder, or a group of shareholders acting in concert, could:

•	extend the term of directors to longer than one year or reestablish a classified Board structure, both of which could decrease our directors’ accountability to shareholders;

•	eliminate the ability of the Chief Executive Officer and President to call special meetings of shareholders, which could limit the opportunities for shareholders to express their preferences concerning King’s activities and governance; and

•	reduce the time periods within which the Board has to evaluate and respond to shareholder proposals and shareholder nominations for directors, which could compromise the effectiveness of the Board’s evaluation processes and impact the overall quality of our Board and corporate governance structure.

These examples underscore the appropriateness of the current supermajority voting standards in safeguarding the interests of our shareholders. Simply stated, these standards prevent a limited number of shareholders from acting on corporate governance matters in their own self-interest to the detriment of all other shareholders. This could otherwise occur because shareholders, unlike King’s directors, are not bound by fiduciary duties to act in a manner that they believe to be in the best interests of King and all of our shareholders.

King is committed to effective corporate governance and implementation of this proposal would not enhance King’s corporate governance practices.

The proponent contends that approval of this proposal would improve King’s corporate governance. After careful consideration of the proposal, the Board disagrees with the proponent’s contention and, for the reasons discussed above, believes that implementation of this proposal would weaken King’s corporate governance. King has long been committed to effective governance. As described under “Corporate Governance” above, the Board has adopted corporate governance guidelines that are in many instances more stringent than the governance policies and practices required by the SEC and NYSE. Further, the Nominating and Corporate Governance Committee regularly considers and evaluates corporate governance developments and recommends to the Board modifications to our corporate governance practices. For example, King’s shareholders recently approved, at the recommendation of the Board, amendments to the charter to eliminate our classified Board structure and to provide for the annual election of all directors, and King is proposing at this annual meeting an amendment to its charter to adopt majority voting in uncontested director elections (see Proposal 2 in this proxy statement). The Board believes these actions evidence King’s commitment to effective corporate governance and that implementing this proposal would undermine that commitment.

The affirmative votes of the shares of common stock present
or represented by proxy at the meeting must exceed the opposing votes in order to approve this non-binding shareholder proposal.

The Board of Directors unanimously recommends a vote “AGAINST” the proposal.

OTHER MATTERS

The Board knows of no matters which will be presented at the annual meeting other than those discussed in this proxy statement. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

A copy of our Annual Report on Form 10-K for fiscal 2009 has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in the Notice of Availability of Proxy Materials. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting materials.

We filed our Annual Report on Form 10-K with the SEC on February 26, 2010. We will mail without charge, upon the request of a shareholder, a copy of our Annual Report on Form 10-K for fiscal 2009, without exhibits. Requests should be directed to Broadridge Financial Solutions, Inc. at (800) 579-1639.

BY ORDER OF THE BOARD OF DIRECTORS

James W. Elrod
Chief Legal Officer and Secretary

Bristol, Tennessee
April 15, 2010

Exhibit A

KING PHARMACEUTICALS, INC

INCENTIVE PLAN

ARTICLE 1.

Purpose

The purposes of the “King Pharmaceuticals, Inc. Incentive Plan” (the “Plan”) are:

•	to foster and promote the long-term financial success of King Pharmaceuticals, Inc. (the “Company”) and materially increase shareholder value by (a) motivating superior employee performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company, and (c) enabling the Company to attract and retain the services of employees upon whose judgment, interest, and effort the successful conduct of its operations is largely dependent; and

•	(a) to encourage stock ownership by Non-Employee Directors of the Company, (b) to provide such directors with an additional incentive to oversee the Company effectively and to contribute to its success and, (c) to provide a form of compensation which will attract and retain highly qualified individuals as members of the Board of Directors of the Company.

The Company has previously adopted the 1997 Incentive and Nonqualified Stock Option Plan for Employees of King Pharmaceuticals, Inc. (the “Stock Option Plan”) and the 1998 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”), which were intended to provide similar equity-based compensation incentives through the grant of stock options. Effective upon the adoption of the Plan by shareholders of the Company, the Stock Option Plan and the Non-Employee Director Plan will be terminated. All outstanding award grants under either the Stock Option Plan or the Non-Employee Director Plan shall continue in full force and effect, subject to their original terms, after the Stock Option Plan and the Non-Employee Director Plan are terminated.

ARTICLE 2.

Definitions

2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

Adjustment Event. “Adjustment Event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Company.

Alternative Awards. “Alternative Awards” shall have the meaning set forth in Section 11.3.

Annual Incentive Awards. “Annual Incentive Awards” means an Award made pursuant to Article 9 of the Plan with a Performance Cycle of one year or less.

Approved Retirement. “Approved Retirement” means any voluntary termination of employment by the Participant after having reached the age of fifty-five (55) years and after having completed at least fifteen (15) years of continuous employment with the Company. Notwithstanding the foregoing, with respect only to Participants who reside in the United States, the term “Approved Retirement” shall not apply to any Participant whose employment with the Company or a Subsidiary has been terminated for Cause.

Award. An “Award” means the award of an Annual Incentive Award, a Long-Term Performance Unit Award, an Option, a SAR, a Restricted Unit, Restricted Stock or Performance Share, including any associated Dividend Equivalents, under the Plan, and shall also include an award of Restricted Stock or Restricted Units (including any associated Dividend Equivalents) made in conjunction with other incentive programs established by the Company or its Subsidiaries and so designated by the Committee.

Award Agreement. “Award Agreement” means either (i) the written agreement between the Company and the Participant which contains the specific terms and conditions of the Award, subject to the general terms and conditions of the Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

Beneficial Owner. “Beneficial Owner” means any “person,” as such term is used in Section 13(d) of the Exchange Act, who, directly or indirectly, has or shares the right to vote, dispose of, or otherwise has “beneficial ownership” of such securities (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing).

Board. “Board” means the Board of Directors of the Company.

Cause. “Cause” means, with respect to a Participant, any of the following (as determined by the Committee in its sole discretion or as delegated to management): (i) dishonesty, fraud or misrepresentation; (ii) inability to obtain or retain appropriate licenses; (iii) violation of any rule or regulation of any regulatory agency or self-regulatory agency; (iv) violation of any policy or rule of the Company or any Subsidiary; (v) commission of a crime; (vi) breach by a Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary, or (vii) any act or omission detrimental to the conduct of the business of the Company or any Subsidiary in any way.

Change of Control. A “Change of Control” shall be deemed to have occurred if there has been:

(1) the acquisition by any individual, or persons acting as a group (“Person”) of capital stock of the Company which, when added to any existing ownership held by the Person as of the date of this Agreement, constitutes more than fifty percent (50%) of either (A) the total fair market value of the then outstanding shares of stock of the Company, or (B) the total voting power of the stock of the Company; provided, however, that any acquisition by a Person who owns more than fifty percent (50%) of the total fair market value or of the total voting power of the stock of the Company as of the date of this Agreement, then any acquisition of additional capital stock of the Company by such Person shall not constitute a Change in Control or an effective Change in Control within the meaning of paragraph (2), below. For purposes of this paragraph, an increase in the percentage of capital stock of the Company owned by a Person as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of such stock by such Person. The provisions of this paragraph will be construed and administered in accordance with the requirements for compliance with the provisions of Internal Revenue Service Notice 2005-1, Q&A 11 and 12, any Treasury Department guidance which supplements such Notice, or any such guidance which supercedes such Notice; or

(2) a change in effective control, which shall mean either (A) the acquisition, within a twelve (12) month period ending on the date of the most recent acquisition, of not less than thirty five percent (35%) of the total voting power of the stock of the Company, or (B) a majority of the members of the Board of Directors of the relevant corporation is replaced in any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the Directors of the relevant corporation prior to the date of the appointment or election. For purposes of the prior sentence, the relevant corporation shall mean either (i) the Company, (ii) a corporation (or all corporations, if more than one is liable) which is liable for the payment of the compensation at issue under this Agreement, or (iii) a corporation which is a majority shareholder of the Company or in a corporation described in (ii) or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain and ending in a corporation described in (i) or (ii); provided further, however, that the relevant corporation is only the corporation for which no other corporation is a majority shareholder. If any person, or persons acting as a group (“Person”), is considered effectively to control the relevant corporation as of the date of this Agreement, the acquisition of additional control by that Person will not be considered to cause a Change in Control. The provisions of this paragraph will be construed and administered in accordance with the requirements for compliance with the provisions of Internal Revenue Service Notice 2005-1, Q&A 13, any Treasury Department guidance which supplements such Notice, or any such guidance which supercedes such Notice; or

(3) a change in the ownership of a substantial portion of the Company’s assets, which will be deemed to have occurred on the date that any Person acquires, or has acquired within the prior twelve (12) month period ending on the date of the most recent acquisition by such Person, assets of the Company which have a total gross fair market value of not less than forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition(s). For purposes of the prior sentence, total gross fair market value means the value of the assets of the Company or of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this paragraph, when there is a transfer to an entity which is controlled by the shareholders of the Company immediately after the transfer, no Change in Control will be deemed to have occurred. Neither will a Change in Control be deemed to have occurred under this paragraph if the assets are transferred to (A) a shareholder of the Company in exchange for or with respect to Company stock, (B) an entity 50% or more of the total value or voting power of which is owned directly or indirectly by the Company, (C) a Person which owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (C) preceding. For purposes of the prior sentence, except as otherwise noted a Person’s status is determined immediately after the transfer of assets. The provisions of this paragraph will be construed and administered in accordance with the requirements for compliance with the provisions of Internal Revenue Service Notice 2005-1, Q&A 14, any Treasury Department guidance which supplements such Notice, or any such guidance which supercedes such Notice.

Change of Control Price. “Change of Control Price” means the highest price per share of Common Stock paid in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Stock on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

Code. “Code” means the Internal Revenue Code of 1986, as amended, including, for these purposes, any binding regulations promulgated by the Internal Revenue Service with respect to the provisions of the Code (“Treasury Regulations”), and any successor thereto.

Committee. “Committee” means the Compensation and Human Resources Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist of three or more members, each of whom shall be a “Non Employee Director” within the meaning of Rule 16b-3, as promulgated under the Exchange Act, an “outside director” within the meaning of section 162(m) of the Code, and an “independent director” under Section 303A of the New York Stock Exchange’s Listed Company Manual, or any successors thereto.

Common Stock. “Common Stock” means the common stock of the Company, no par value per share.

Company. “Company” means King Pharmaceuticals, Inc., a Tennessee corporation, and any successor thereto.

Corporate Event. “Corporate Event” means a merger, consolidation, recapitalization or reorganization, share exchange, division, sale, plan of complete liquidation or dissolution, or other disposition of all or substantially all of the assets of the Company, which has been approved by the shareholders of the Company.

Covered Employees. “Covered Employees” are any Executive Officers or other Employee who is or may become a “Covered Employee” within the meaning of Code section 162(m) and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

Disability. “Disability” means with respect to any Participant, (a) in the case of an Award which is not subject to Section 409A of the Code, a long-term disability (but not optional long-term disability coverage) as defined under the welfare benefit plan maintained by either the Company or a Subsidiary and in which the Participant participates and from which the Participant is receiving a long-term disability benefit. In jurisdictions outside of the United States where long-term disability is covered by a mandatory or universal program sponsored by the government or an industrial association, a Participant receiving long-term disability benefits from such a program is considered to meet the disability definition of the Plan; or (b) in the case of an Award which is subject to Section 409A of the Code, a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of at least twelve months and which either (i) renders the individual incapable of engaging in any substantial gainful employment, or (ii) entitles the individual to income replacement benefits for a period of at least three months under an accident and health plan of the Company covering its employees.

Dividends. “Dividends” means the regular cash dividends, if any, paid by the Company upon one share of Common Stock from time to time.

Dividend Equivalents. “Dividend Equivalents” means an amount equal to the regular cash dividends or any other form of dividend issued by the Company, if any, paid by the Company upon one share of Common Stock in connection with the grant of Restricted Units, Performance Shares, Options, and/or SARs awarded to a Participant in accordance with Article 8 of the Plan.

Effective Date. “Effective Date” generally means the first date upon which the Plan shall become effective, which will be the date the Plan has been both (a) approved by the Board and (b) approved by a majority of the votes cast at a duly held shareholders’ meeting at which the requisite quorum, as set forth in the Company’s Amended and Restated Charter, of outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. However, for purposes of any Option grant that is an ISO, the term “Effective Date” shall mean solely the adoption of the Plan by the Board.

Employee. “Employee” means any person designated as an employee of the Company and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company and/or Subsidiary as an independent contractor, a consultant, or an employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or Subsidiary without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or Subsidiary during such period.

Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Executive Officer. “Executive Officer” means each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Fair Market Value. Except as otherwise provided in any Award Agreement, “Fair Market Value” means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange or, if at the relevant time, the Common Stock is not listed to trade on the New York Stock Exchange, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the “Applicable Exchange”). In the event that (i) there are no Common Stock transactions on the Applicable Exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the Applicable Exchange adopts a trading policy permitting trades after 4 P.M. Eastern Standard Time (“EST”), Fair Market Value shall mean the last trade, regular way, reported on or before 4 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

Family Member. “Family Member” means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity owned solely by one or more such persons and/or the Participant.

Full-Value Award. “Full-Value Award” means Restricted Stock, Restricted Unit, Performance Share or other stock-based Award that the Committee determines more closely resembles Restricted Stock, Restricted Unit or Performance Share, other than an Option or SAR.

Grandfathered Awards. “Grandfathered Awards” shall have the meaning set forth in Section 5.5 herein.

Incumbent Directors. “Incumbent Directors” means, with respect to any period of time specified under the Plan for purposes of determining a Change of Control, the persons who were members of the Board at the beginning of such period.

ISO. “ISO” means an Option that is an “incentive stock option” within the meaning of Code section 422.

Long-Term Performance Unit Award. A “Long-Term Performance Unit Award” means an Award made pursuant to Article 9 of the Plan, which are units valued by reference to property other than Common Stock (including cash), the number or value of such units which may be adjusted over a Performance Cycle based on the satisfaction of Performance Goals.

Non-Employee Director. “Non-Employee Director” means a member of the Board of Directors who is considered a non-employee director within the meaning of the Exchange Act Rule 16b-3(b)(3) or its successor provision.

Non-Employee Director Plan. “Non-Employee Director Plan” means the 1998 Non-Employee Director Stock Option Plan.

Nonstatutory Stock Option. “Nonstatutory Stock Option” means an Option that is not an ISO.

Option (including ISOs and Nonstatutory Stock Options). “Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO or (ii) a Nonstatutory Stock Option.

Participant. “Participant” shall have the meaning set forth in Article 3 of the Plan.

Performance Cycle. “Performance Cycle” means the period, not to exceed five (5) years or other period selected by the Committee, during which the performance of the Company or any Subsidiary or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

Performance Goals. “Performance Goals” means the objectives for the Company, any Subsidiary or business unit thereof, or a Participant that may be established by the Committee for a Performance Cycle with respect to any performance-based Awards contingently granted under the Plan. The Performance Goals for Awards that are intended to constitute “performance-based” compensation within the meaning of Section 162(m) of the Code shall be based on one or more of the following criteria: earnings per share, total shareholder return, operating income, net income, cash flow, gross profit, gross profit return on investment, return on equity, return on capital, sales, revenue, gross margin and gross margin return on investment.

Performance Shares. “Performance Shares” means an Award made pursuant to Article 9 of the Plan, which are units denominated in Common Stock, the number of such units which may be adjusted over a Performance Cycle based upon the satisfaction of Performance Goals.

Person. “Person” means any person (within the meaning of Section 3(a)(9) of the Exchange Act), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act)), but excluding any of the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary.

Plan Year. “Plan Year” means a period of twelve months commencing on January 1st and ending on the next December 31st.

Restricted Period. “Restricted Period” means the period of time during which Restricted Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Article 8 of the Plan.

Restricted Stock. “Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Article 8 of the Plan.

Restricted Unit. “Restricted Unit” means a Participant’s right to receive, pursuant to this Plan, one share of Common Stock or its equivalent in cash at the end of a specified period of time, which right is subject to forfeiture in accordance with Article 8 of the Plan.

SAR. “SAR” means a stock appreciation right granted under Article 7 in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash or Common Stock, at the discretion of the Committee (which discretion may be exercised at grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

Separation from Service. A “Separation from Service” shall have the meaning contemplated in Section 409A(a)(2)(A)(i) of the Code.

Stock Option Plan. “Stock Option Plan” means the 1997 Incentive and Nonqualified Stock Option Plan for Employees of King Pharmaceuticals, Inc., as amended from time to time.

Subsidiary. “Subsidiary” means any corporation or partnership in which the Company owns, directly or indirectly, more than fifty percent (50%) of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE 3.

Eligibility and Participation

3.1 Participants. Participants in the Plan shall be those Employees and Non-Employee Directors designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

3.2 Types of Awards. The Committee (or its delegate) may grant any or all of the Awards specified herein to any particular Participant (subject to the applicable limitations set forth in the Plan). Any Award may be made for one (1) year or multiple years without regard to whether any other type of Award is made for the same year or years. The term of any Award granted may not exceed ten (10) years from the date the Award is granted.

ARTICLE 4.

Powers of the Committee

4.1 Power to Grant. The Committee shall have the authority, subject to the terms of the Plan, to determine those individuals to whom Awards shall be granted and the terms and conditions of any and all Awards as set out in the Award Agreement including, but not limited to:

(a) the number of shares of Common Stock to be covered by each Award;

(b) the time or times at which Awards shall be granted;

(c) the terms and provisions of the instruments by which Options may be evidenced, including the designation of Options as ISOs or Nonstatutory Stock Options;

(d) the determination of the period of time during which restrictions on Restricted Stock or Restricted Units shall remain in effect;

(e) the establishment and administration of any Performance Goals applicable to Awards granted under the Plan; and

(f) the determination of Participants’ Long Term Performance Unit Awards or Performance Share Awards, including any Performance Goals and Performance Cycles.

4.2 Administration.

(a) Rules, Interpretations and Determinations. The Committee shall administer the Plan. Any Award granted by the Committee under the Plan may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to construe the respective Award Agreements and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

The Committee’s determinations under the Plan (including the determination of the Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the related Award Agreements) may vary, and need not be uniform, whether or not any such Participants could be deemed to be similarly situated.

(b) Agents and Expenses. The Committee may appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

(c) Delegation of Authority. Notwithstanding anything else contained in the Plan to the contrary herein, the Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any Employee of the Company or any group of Employees of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers. Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Executive Officers.

4.3 Participants Based Outside the United States. Notwithstanding anything to the contrary herein, the Committee, to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, shall have sole discretion to (a) modify the terms and conditions of Awards granted to Participants employed outside the United States, (b) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations; and (c) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder.

4.4 Newly Eligible Participants. The Committee shall be entitled to make such rules, determinations and adjustments, as it deems appropriate with respect to any Participant who becomes eligible to receive a performance-based Award after the commencement of a Performance Cycle.

4.5 Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions in addition to the provisions regarding exercisability of the Award (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Company and/or one or more Subsidiaries (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information) that may have effect during or following the termination of the Participant’s employment with the Company and its Subsidiaries and before or after the Award has been exercised, including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the exercise of the Award prior to any breach of any such covenant by the Participant).

4.6 Performance Based Compensation Interpretations; Limitations on Discretion. Notwithstanding anything contained in the Plan to the contrary, to the extent the Committee has required upon grant that any Annual Incentive Award, Long-Term Performance Unit Award, Performance Share, Restricted Unit or Restricted Stock must qualify as “other performance based compensation” within the meaning of Section 162(m)(4)(c) of the Code, the Committee shall (a) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Cycle to which the Performance Goal or Goals relate, unless the Performance Cycle is less that twelve (12) months , then the Performance Goal or Goals must be set within the first twenty-five 25% of the duration of the Performance Cycle, and (b) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

4.7 Indemnification. No member of the Committee shall be personally liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination related to the Plan, if, in either case, such member, director or employee made or took such action, omission, or determination in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

ARTICLE 5.

Common Stock Subject to Plan; Other Limitations

5.1 Plan Limits.

(a) Shares Available for Awards. Subject to the provisions of Section 5.4, the number of shares of Common Stock issuable under the Plan for Awards shall be 30,000,000.

(b) The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock purchased by the Company for such purpose, treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

(c) Subject to the limit set forth in section 5.1(a) on the number of shares of Common Stock that may be issued in the aggregate under this Plan, the maximum number of shares that may be issued pursuant to ISOs shall be 30,000,000.

5.2 Individual Award Limitations. Subject to the provisions of Section 5.4, during any three (3) year period, the total number of shares of Common Stock subject to Options and SARs awarded to any Participant may not exceed 9,000,000 and Full-Value Awards may not exceed 3,000,000.

5.3 Cancelled, Terminated, or Forfeited Awards. Should an Award under this Plan (including, for these purposes, any award under the Stock Option Plan or the Non-Employee Director Plan made prior to the Effective Date) for any reason expire without having been exercised, be cancelled, repurchased by the Company, terminated or forfeited or otherwise settled without the issuance of any Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock or Restricted Unit Award that are subsequently forfeited), any such shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan. Of those shares outstanding under the Stock Option Plan or the Non-Employee Director Plan, only 5,900,000 out of 5,900,000 outstanding shall be available for grants of Awards under the provisions of this Section 5.3.

5.4 Adjustment in Capitalization. In the event of any Adjustment Event, (a) the aggregate number of shares of Common Stock available for Awards under Section 5.1, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular Participant in any particular period under Section 5.2 and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards shall be appropriately adjusted by the Committee, in its discretion, with respect to such Adjustment Event, and the Committee’s determination shall be conclusive. To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Company, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such Adjustment Event.

Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any award of Restricted Stock or Restricted Units granted under the Plan as a result of any Adjustment Event or any distribution of property shall, except as provided in Article 11 or as otherwise provided by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock or Restricted Units and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in such manner as the Company deems appropriate.

5.5 Application of Limits. The limitations set forth under Sections 5.1 and 5.2 herein apply only to Awards both granted and payable to Participants after the Effective Date under this Plan. With respect to any other compensation or performance based awards previously made to individuals prior to the Effective Date under some other compensation plan or program sponsored by the Company or its Subsidiaries, which become due or payable after the Effective Date of this Plan (the “Grandfathered Awards”), the limitations set forth under Sections 5.1 and 5.2 will not be deemed to apply to such Grandfathered Award payments.

ARTICLE 6.

Stock Options

6.1 Grant of Options. Subject to the provisions of Section 5.1, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) ISOs and (ii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, except that ISOs may only be granted to Employees who satisfy the requirements for eligibility set forth under Code section 422. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event (including, but not limited to, the completion of an individual or corporate Performance Goal) the occurrence of which is an express condition precedent to the grant of the Option. Subject to Section 5.4, the Committee shall determine the number of Options, if any, to be granted to the Participant. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Options may be granted in tandem with SARs (as described in more detail in Article 7), and/or with associated Dividend Equivalents (as described in more detail in Article 8).

6.2 Exercise Price. Nonstatutory Stock Options and ISOs granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.3 Exercise of Options. Unless the Committee shall determine otherwise at the time of grant, one-third ( 1/3) of each Option granted pursuant to the Plan shall become exercisable on each of the first three (3) (or other vesting schedule as provided in the related agreement) anniversaries of the date such Option is granted; provided that the Committee may establish performance-based criteria for exercisability of any Option. Subject to the provisions of this Article 6, once any portion of any Option has become exercisable it shall remain exercisable for its remaining term. Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable. The Committee shall determine the term of each Option granted, but in no event shall any such Option be exercisable for more than 10 years after the date on which it is granted.

6.4 Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefore. Without limiting the generality of the foregoing, payment of the exercise price may be made: (a) in cash or its equivalent or (b) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock; or (c) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price. The Company may not make a loan to a Participant to facilitate such Participant’s exercise of any of his or her Options or payment of taxes.

6.5 ISOs. Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an ISO may be granted after the tenth anniversary of the Effective Date of the Plan. Except as may otherwise be provided for under the provisions of Article 11 of the Plan, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the ISO or the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to disqualify any ISO under such Section 422.

6.6 Termination of Employment. Unless otherwise determined by the Committee at the time of grant, the following provisions of the Plan shall apply in the event of the Participant’s termination of employment:

(a) Due to Death. In the event a Participant’s employment terminates by reason of death, any Options granted to such Participant shall become immediately vested in full and may be exercised by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 12.2, at any time prior to the expiration of the term of the Options or two years following the Participant’s death, whichever period is shorter (or such other date as the Committee shall determine at the time of grant).

(b) Due to Disability. In the event a Participant’s employment is terminated by his or her employer by reason of Disability, any Options granted to such Participant shall become immediately vested in full and may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s designated beneficiary, and if none is named, by the person determined in accordance with the requirements of Section 13.2), at any time prior to the expiration of the term of the Options or one year following the Participant’s termination of employment, whichever period is shorter (or such other period as the Committee shall determine at the time of grant).

(c) Due to Approved Retirement. In the event a Participant’s employment terminates by reason of Approved Retirement, any Options granted to such Participant which are then outstanding shall continue to vest as set forth in the agreements relating to the Options and may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as otherwise may be provided for in accordance with Section 13.2), at any time prior to the expiration of the term of the Options (or such other period as the Committee shall determine at the time of grant).

(d) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 6.6, in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 6.6(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(e) Due to Resignation. In the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Options granted to such Participant that are then not yet exercised may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 13.2) at any time prior to the ninetieth (90th) day following the Participant’s termination of employment (or such other period as the Committee shall determine at the time of grant) and any Options that are not vested at the time of termination of employment shall be forfeited at the time of such termination and shall not vest thereafter.

(f) Due to Any Other Reason. In the event the employment of the Participant shall terminate for any reason other than one described in Section 6.6 (a) through (e), any Options granted to such Participant which are exercisable at the date of the Participant’s termination of employment may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 13.2) at any time prior to the expiration of the term of the Options or the ninetieth (90th) day following the Participant’s termination of employment, whichever period is shorter, and any Options that are not vested at the time of termination of employment shall be forfeited at the time of such termination and shall not vest thereafter.

ARTICLE 7.

Stock Appreciation Rights (SARS)

7.1 Grant of SARs. SARs may be granted to any Participants, all Participants or any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, on a freestanding basis, not related to any other Award, and/or with associated Dividend Equivalents. A grant of a SAR shall be evidenced in writing, whether as part of the agreement governing the terms of the Option, if any, to which such SARs relate or pursuant to a separate written agreement with respect to freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall approve.

7.2 Terms and Conditions of SARs. Notwithstanding the provisions of Section 7.1, unless the Committee shall otherwise determine the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the

SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 6 were the grant of the SARs a grant of an Option (including, but not limited to, the application of Section 6.6).

7.3 Exercise of Tandem SARs. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Stock for which the related Award is then exercisable.

7.4 Payment of SAR Amount. Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

(a) the excess, if any, of the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

(b) the number of shares of Common Stock with respect to which the SARs are then being exercised;

provided, however, that at the time of grant with respect to any SAR payable in cash, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon the exercise of such SAR.

ARTICLE 8.

Restricted Stock, Restricted Units and Dividend Equivalents

8.1 Grant of Restricted Stock and Restricted Units. The Committee, in its sole discretion, may make Awards to Participants of Restricted Stock or Restricted Units. Any Award made hereunder of Restricted Stock or Restricted Units shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Participant to pay the Company an amount equal to the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. As determined by the Committee, with respect to an Award of Restricted Stock, the Company shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period. In the case of an Award of Restricted Units, no shares of Common Stock shall be issued at the time an Award is made, and the Company shall not be required to set aside a fund for the payment of such Award. Dividends or Dividends Equivalents (if connected with the grant of Restricted Units) may be subject to the same terms and conditions as the underlying Award of Restricted Stock or Restricted Units.

8.2 Grant, Terms and Conditions of Dividend Equivalents. The Committee, in its sole discretion, may make Awards to Participants of Dividend Equivalents in connection with the grant of Restricted Units, Options, SARs and/or Performance Shares. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Dividend Equivalent) shall be substantially identical (to the extent possible taking into account the differences related to the character of the Dividend Equivalent) to the terms and conditions applicable to the associated Award.

8.3 Restrictions On Transferability. Shares of Restricted Stock and Restricted Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided. Notwithstanding the foregoing, the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock and Restricted Units to be transferred during the Restricted Periods pursuant to Section 13.1, provided that any shares of Restricted Stock or Restricted Units so transferred shall remain subject to the provisions of this Article 8.

8.4 Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all of the rights of a shareholder with respect to such shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Participant shall not have any right, in respect of Restricted Units or Dividend Equivalents awarded pursuant to the Plan, to vote on any matter submitted to the Company’s shareholders until such time as the shares of Common Stock attributable to such Restricted Units (and, if applicable, Dividend Equivalents) have been issued.

8.5 Restricted Period. Unless the Committee shall otherwise determine at the date an Award of Restricted Stock or Restricted Units (including any Dividend Equivalents issued in connection with such Restricted Units) is made to the Participant by the Committee, the Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of Restricted Stock or Restricted Units on the third (3rd) anniversary of the date of grant, unless sooner terminated as otherwise provided herein.

8.6 Legending or Equivalent. To the extent that certificates are issued to a Participant in respect of shares of Restricted Stock awarded under the Plan (or in the event that such Restricted Stock is held electronically), such shares shall be registered in the name of the Participant and shall have such legends (or account restrictions) reflecting the restrictions of such Awards in such manner as the Committee may deem appropriate.

8.7 Termination of Employment. Unless the Committee shall otherwise determine at the date of grant:

(a) Due to Death. In the event of a Participant’s Separation from Service by reason of death, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

(b) Due to Disability. In the event of a Participant’s Separation from Service by reason of Disability, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units (including any associated Dividend Equivalents) transferred or issued to such Participant under the Plan.

(c) Due to Approved Retirement. In the event of a Participant’s Separation from Service by reason of Approved Retirement, the Restricted Period will lapse as to the entire portion of the shares of Restricted Stock and/or Restricted Units transferred or issued to such Participant under the Plan (including any associated Dividend Equivalents).

(d) Due to Cause. In the event of a Participant’s Separation from Service by the Company or any Subsidiary for Cause, any Restricted Stock or Restricted Units (including any associated Dividend Equivalents) granted to such Participant shall be forfeited at the time of such termination, and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock or Restricted Units (including any Dividend Equivalents) for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 8.7, in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 8.7(d) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(e) Due to Resignation. In the event of a Participant’s Separation from Service as a result of such Participant’s resignation from the Company or any Subsidiary, any Restricted Stock granted to such Participant and all Restricted Units (including any associated Dividend Equivalents) credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(f) Due to Any Other Reason. In the event of a Participant’s Separation from Service by the Company or any Subsidiary for any other reason during the applicable vesting period, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of shares of Restricted Stock or Restricted Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period during which the Participant was an active employee and the denominator of which is the number of months in the applicable vesting period (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Restricted Stock or Restricted Units shall be considered vested and payment of such pro-rated Awards is to be made to the Participant (or beneficiaries or estate, if the Participant subsequently dies) as soon as practicable after the Participant’s termination of employment.

8.8 Issuance of New Certificate or Equivalent; Settlement of Restricted Units and Dividend Equivalents. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section 8.3 and the Company shall issue or have issued new share certificates (or remove any such restrictions that may have been established electronically) without the legend or equivalent described in Section 8.6 in exchange for those previously issued. Upon the lapse of the Restricted Period with respect to any Restricted Units, the Company shall deliver to the Participant, or the Participant’s beneficiary or estate, as provided in Section 13.2, one share of Common Stock for each Restricted Unit as to which restrictions have lapsed and any Dividend Equivalents credited with respect to such Restricted Units and any interest thereon. The Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Units and/or Dividend Equivalents. If a cash payment is made in lieu of delivering Common Stock for Restricted Units, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the Restricted Period lapsed with respect to the related Restricted Unit.

8.9 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9.

Annual Incentive Awards, Long-Term Performance Unit Awards
and Performance Share Awards

9.1 Annual Incentive Awards.

(a) General Description. At the direction of the Committee, Annual Incentive Awards may be made to Participants and, unless determined otherwise by the Committee at the date of grant, shall be paid in cash.

(b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied and that such amounts are consistent with the limits provided under Section 5.2.

(c) Payment of Annual Incentive Awards. Unless the Committee determines otherwise at grant, in the event of a Participant’s Separation from Service before the end of an annual Performance Cycle due to death, Disability, or Approved Retirement, such Participant, or his or her estate, shall be eligible to receive a Annual Incentive Award based on (a) in the case of death or Disability, full achievement of the Participant’s Performance Goals for such Performance Cycle, and (b) in the case of Approved Retirement, the actual achievement of the Performance Goals for such Performance Cycle, in each case prorated for the portion of the Performance Cycle completed before the Participant’s termination of employment. If a Participant terminates employment before payment of an Annual Incentive Award is authorized by the Committee for any reason other than death, Disability or Approved Retirement, the Participant shall forfeit all rights to such Annual Incentive Award unless otherwise determined by the Committee. Payment of an Annual Incentive Award shall in all events be made not later than March 15 of the year after the year in which the Award is no longer subject to a substantial risk of forfeiture.

(d) Individual Award Limitation. In any one-year period, the Annual Incentive Award cannot be more than $3,750,000.

9.2 Long-Term Performance Unit Awards.

(a) General Description. At the discretion of the Committee, grants of Long-Term Performance Unit Awards may be made to Participants.

(b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2. Payment for performance-based Awards shall in all events be made not later than March 15 of the year after the year in which the Award is no longer subject to a substantial risk of forfeiture.

(c) Payment of Long-Term Performance Unit Awards. Long-Term Performance Unit Awards shall be payable in cash, Common Stock, or a combination of cash and Common Stock at the discretion of the Committee. Unless the Committee shall otherwise determine at the date of grant:

(i) Due to Death. In the event of a Participant’s Separation from Service by reason of death during the applicable Performance Cycle, the Participant’s estate or beneficiaries will receive a one-time payment as soon as practicable of such Long-Term Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved, but in no event later than March 15 of the year following the year of death.

(ii) Due to Disability. In the event of a Participant’s Separation from Service by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) will receive a one-time payment as soon as practicable of such Long-Term Performance Unit Award, but in no event later than March 15 of the year following the year of Disability, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

(iii) Due to Approved Retirement. In the event of a Participant’s Separation from Service by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant in a one-time payment as soon as practicable after the completion of the respective Performance Cycle and the final valuation of such Units is determined, but in no event later than March 15 of the year following the year of Approved Retirement.

(iv) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any outstanding Long-Term Performance Unit Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Long-Term Performance Unit Awards received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 9.2(c)(iv), in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 9.2(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(v) Due to Resignation. In the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Long-Term Performance Units credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(vi) Due to Any Other Reason. In the event of a Participant’s Separation from Service by the Company or any Subsidiary for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Long-Term Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Long-Term Performance Units shall be considered vested and payment made to the Participant of a one-time payment as soon as practicable of such pro-rated Long-Term Performance Unit Award, but in no event later than March 15 of the year following the year of separation, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

(d) Individual Long-Term Performance Unit Award Limitation. In any one-year period, the value of the Long-Term Performance Units which may be awarded to a Participant cannot exceed $5,000,000.

9.3 Performance Shares.

(a) General Description. At the discretion of the Committee, grants of Performance Share Awards may be made to Participants.

(b) Requirements for Covered Employees. For any Covered Employees and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2.

(c) Payment of Performance Share Awards. Performance Share Awards shall be payable in Common Stock. Unless the Committee shall otherwise determine at the date of grant:

(i) Due to Death. In the event of a Participant’s Separation from Service by reason of death during the applicable Performance Cycle, the Participant’s estate or beneficiaries will receive a one-time payment as soon as practicable of such Performance Share Award, but in no event later than March 15 of the year following the year of death, calculated as if the target number of Performance Shares had, in fact, been earned.

(ii) Due to Disability. In the event of a Participant’s Separation from Service by reason of Disability during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) will receive a one-time payment as soon as practicable of such Performance Share Award, but in no event later than March 15 of the year following the year of Disability, calculated as if the target number of Performance Shares had, in fact, been earned.

(iii) Due to Approved Retirement. In the event of a Participant’s Separation from Service by reason of Approved Retirement during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant in a one-time payment as soon as practicable after the completion of the respective Performance Cycle and the final number of Performance Shares has been determined, but in no event later than March 15 of the year following the year of Approved Retirement.

(iv) Due to Cause. In the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, any outstanding Performance Share Awards shall be cancelled and the Committee may, consistent with Section 4.5 of the Plan, require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Share Awards received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 9.3(c)(iv), in the event a Participant’s employment is terminated by the Company or any Subsidiary for Cause, the provisions of this Section 9.3(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(v) Due to Resignation. In the event a Participant’s employment ends as a result of such Participant’s resignation from the Company or any Subsidiary, any Performance Share Awards credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(vi) Due to Any Other Reason. In the event of a Participant’s Separation from Service by the Company or any Subsidiary for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant of a one-time payment as soon as practicable of such pro-rated Performance Share Award, but in no event later than March 15 of the year following the year of separation, calculated as if the target number of Performance Shares had, in fact, been earned.

ARTICLE 10.

10.1 Terms and Conditions of Non-Employee Directors’ Awards. Unless otherwise determined by the Committee at the time of grant and except as described Sections 10.2 and 10.3 below, the provisions of this Plan, where applicable, shall apply to Awards granted to Non-Employee Directors.

10.2 Termination of Service for any Reason Other than Death or Permanent Disability. In the event a Non-Employee Director shall cease to serve the Company as a director for any reason other than such Non-Employee Director’s death or Permanent Disability, each Award held by such Non-Employee Director shall, to the extent rights under the Awards have become vested at the time such Non-Employee Director ceases to serve as a director, remain exercisable, in whole or in part, by the Non-Employee Director, subject to prior expiration according to its terms and other limitations imposed by the Plan, for the remaining term of the Award. If the Non-Employee Director dies after such cessation of service, the Non-Employee Director’s Awards shall be exercisable in accordance with Section 6.6(a) hereof. If the Award is subject to Section 409A of the Code, the period of exercise shall in any event be restricted to the period permitted under guidance issued by the Treasury Department.

10.3 Termination of Service for Death or Permanent Disability. If a Non-Employee Director ceases to be a director by reason of death or Permanent Disability, each Award held by such Non-Employee Director shall immediately become exercisable and shall remain exercisable, in whole or in part, by (in the case of Permanent Disability) the Non-Employee Director or the Non-Employee Director’s guardian or attorney-in-fact or (in the case of death) the personal representative of the Non-Employee Director’s estate or by any person or persons who have acquired the Award directly from the Non-Employee Director during the shorter of the following periods: (i) the term of the Award, or (ii) a period of two (2) years from the death or Permanent Disability of such Non-Employee Director or (iii) if the Award is subject to Section 409A of the Code, the period permitted for the exercise of an award subject to Section 409A of the Code. If a Non-Employee Director dies or a Permanent Disability occurs during the extended exercise period following cessation of service specified in Subsection 10.2 above, such Award may be exercised any time within the longer of such extended period or one (1) year after death or Permanent Disability, subject to the prior expiration of the term of the Award. In the case of any Award which is subject to Section 409A of the Code, in no event will the exercise period permitted under the prior sentence exceed the period permitted in compliance with such section. For purposes of this Subsection 10.3, “Permanent Disability” shall mean (a) in the case of an Award which is not subject to Section 409A of the Code, a determination by the Social Security Administration or any similar successor agency that a Non-Employee Director is “permanently disabled,” and the date on which a Permanent Disability is deemed to have occurred shall be the date on which such determination by such agency shall have been made and (b) in the case of an Award which is subject to Section 409A of the Code, a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of at least twelve months and which renders the individual incapable of engaging in any substantial gainful employment.

10.4 Limitation on Awards to Non-Employee Directors. Subject to the limit set forth in section 5.1(a) on the number of shares of Common Stock that may be issued in the aggregate under this Plan, the maximum number of shares that may be issued pursuant to Awards to Non-Employee Directors shall be 5,000,000.

ARTICLE 11.

Change of Control

11.1 Accelerated Vesting and Payment of Awards. Subject to the provisions of Section 11.3, in the event of a Change of Control each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, and the Restricted Period shall lapse as to each share of Restricted Stock and each Restricted Unit then outstanding. In connection with such a Change of Control, the Committee may, in its discretion, provide that each Option, SAR, Restricted Stock and/or Restricted Unit shall, upon the occurrence of such Change of Control, be cancelled in exchange for a payment per share/unit (the “Settlement Payment”) in an amount based on the Change of Control Price.

11.2 Long Term Performance Unit Awards and Performance Share Awards. Subject to the provisions of Section 11.3, in the event of a Change of Control, (a) any outstanding Long Term Performance Unit Awards or Performance Share Awards relating to Performance Cycles ending prior to the Change of Control which have been earned but not paid shall become immediately payable, (b) all then-in-progress Performance Cycles for Long Term Performance Unit Awards or Performance Share Awards that are outstanding shall end, and all Participants shall be deemed to have earned an award equal to the Participant’s target award opportunity for the Performance Cycle in question, and (c) the Company shall pay all such Long Term Performance Unit Awards and Performance Share Awards as a Settlement Payment within thirty (30) days of such Change of Control, based on the Change of Control Price.

11.3 Alternative Awards. Notwithstanding Section 11.1 or 11.2, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

(a) be based on stock that is traded on an established securities market;

(b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share, including, but not limited to, an identical or better exercise or vesting schedules;

(c) have substantially equivalent value to such Option, SAR, Restricted Stock, Restricted Unit, Long-Term Performance Unit and/or Performance Share (determined at the time of the Change in Control); and

(d) have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated for any reason other than for Cause, all of such Participant’s Options, SARs, Restricted Stock, Restricted Units, Long-Term Performance Units and/or Performance Shares shall be deemed immediately and fully exercisable and/or all restrictions shall lapse, and shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities, or in a combination thereof, in an amount equal to (i) the Fair Market Value of such stock on the date of the Participant’s termination (with respect to any Restricted Stock, and/or Restricted Units), (ii) the excess of the Fair Market Value of such stock on the date of the Participant’s termination over the corresponding exercise or base price per share, if any (with respect to any Option and/or SARs), or (iii) the Participant’s target award opportunity for the Performance Cycle in question (with respect to any Long-Term Performance Units or Performance Shares).

ARTICLE 12.

Amendment, Modification, and Termination of Plan

12.1 General. The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any Participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted, or (iii) change the individual Award limits shall be subject to the approval of the Company’s shareholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, provided, however, that

(a) any change pursuant to, and in accordance with the requirements of, Article 11;

(b) any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan’s terms; or

(c) any decision by the Committee to limit participation (or other features of the Plan) prospectively under the Plan shall not be deemed to violate this provision.

Notwithstanding anything to the contrary herein, without the prior approval of the Company’s shareholders, and except as provided in Section 5.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted Option or SAR and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation or stock exchange rule.

ARTICLE 13.

Miscellaneous Provisions

13.1 Transferability of Awards. No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may, in the Award agreement or otherwise, permit transfers of Nonstatutory Stock Options with or without tandem SARs, freestanding SARs, Restricted Stock and Restricted Units to Family Members (including, without limitation, transfers effected by a domestic relations order).

13.2 Treatment of Any Outstanding Rights or Features Upon Participant’s Death. Any Awards, rights or features remaining unexercised or unpaid at the Participant’s death shall be paid to, or exercised by, the Participant’s estate except where otherwise provided by law, or when done in accordance with other methods (including a beneficiary designation process) put in place by the Committee or a duly appointed designee from time to time. Except as otherwise provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any options, rights or remedies under this Plan.

13.3 Deferral of Payment. The Committee may, in the Award agreement or otherwise, permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued upon exercise or vesting of an Award. Notwithstanding anything else contained herein to the contrary, deferrals shall not be permitted hereunder in a way that will result in the Company or any Subsidiary being required to recognize a financial accounting charge due to such deferral that is substantially greater than the charge, if any, that was associated with the underlying Award.

13.4 Coordination With Severance Plans. In the event an Award is made to an individual who incurs a Qualifying Separation, as that term is defined in the King Pharmaceuticals, Inc. Executive Officers Severance Pay Plan or, as applicable, the King Pharmaceuticals, Inc., Severance Pay Plan, at a time when the Award is not vested or exercisable and would not otherwise become vested and exercisable at the time of the Qualifying Separation, then such Award may vest and become exercisable as a result of a Separation from Service which qualifies as any such Qualifying Separation.

13.5 Section 409A Compliance. To the extent an Award is subject to Section 409A of the Code, such Award shall be paid as provided in the Award Agreement on the earliest to occur of (i) death, (ii) Disability, (iii) Separation from Service with the Company and all of its Subsidiaries, (iv) a Change of Control, or (v) a fixed date as specified by the Committee in the applicable Award Agreement. Payment of an Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

In the event that an Award is granted to an individual who is a “specified employee” for purposes of Section 409A of the Code and who becomes eligible for compensation under an Award as a result of a Separation from Service, then a distribution to such individual shall in no event be made to such specified employee for six (6) months after the date of such Separation from Service.

The Company intends that the Plan and any Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code ( and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under such Awards (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Section 13.4. If any provision of the Plan is found to be in violation of the Requirements, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render such provision in conformity with the Requirements, or shall be deemed excised from the Plan, and the Plan shall be construed and enforced to the maximum extent permitted by the Requirements as if such provision had been originally incorporated in the Plan as so modified or restricted, or as if such provision had not been originally incorporated in the Plan, as the case may be.

13.6 Awards In Substitution for Awards Granted By Other Companies. Awards may be granted under the Plan from time to time in exchange for awards (including, but not limited to, options, common stock, restricted stock, performance shares or performance units) held by employees of other companies who become Employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing company. Shares issued in connection with such substitute Awards shall not reduce the number of shares of Common Stock issuable under Section 5.1 of the Plan.

13.7 No Guarantee of Employment or Participation. The existence of the Plan shall not be deemed to constitute a contract of employment between the Company or any Subsidiary and any Participant, nor shall it constitute a right to remain in the employ of the Company or any Subsidiary. The terms or existence of this Plan, as in effect at any time or from time to time, or any Award granted under the Plan, shall not interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. Each employee of the Company or any Subsidiary remains at will. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Eligible Individual or a Participant) shall at any time have a right to be selected for (or additional) participation in the Plan, despite having previously participated in an incentive or bonus plan of the Company or a Subsidiary.

13.8 Tax Withholding. The Company or its Subsidiaries shall have the right and power to deduct from all payments or distributions hereunder, or require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy any federal, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award. The Company may defer payments of cash or issuance or delivery of Common Stock until such withholding requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (a) to have shares of Common Stock otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired shares of Common Stock (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise not in excess of the amount required to satisfy the withholding tax obligations.

13.9 No Limitation on Compensation; Scope of Liabilities. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company or its Subsidiaries under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or its Subsidiaries or the Committee not expressly set forth in the Plan.

13.10 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.11 Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (a) the termination of the Plan pursuant to Article 12, (b) when no more shares are available for issuance of Awards under the Plan, or (c) ten (10) years from the Effective Date, at which time no further grants may be made under the Plan.

13.12 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Tennessee, without regard to principles of conflict of laws.

13.13 Securities Law Compliance. Instruments evidencing Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that the Participant represent to the Company in writing, when an Award is granted or when he receives shares with respect to such Award (or at such other time as the Committee deems appropriate) that he is accepting such Award, or receiving or acquiring such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of the Participant. Such shares shall be transferable, or may be sold or otherwise disposed of only if the proposed transfer, sale or other disposition shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Company, such transfer, sale or other disposition at such time will be in compliance with applicable securities laws.

13.14 No Impact On Benefits. Except as may otherwise be specifically provided for under any employee benefit plan, policy or program provision to the contrary, Awards shall not be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

13.15 No Constraint on Corporate Action. Except as provided in Article 12, nothing contained in this Plan shall be construed to prevent the Company, or any of its Subsidiaries, from taking any corporate action (including, but not limited to, the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any Awards made under this Plan. No employee, beneficiary, or other person, shall have any claim against the Company or any Subsidiary, as a result of any such action.

13.16 Captions. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

VOTE BY INTERNET - www.proxyvote.com
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return if to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
1.	Election of Directors Nominees

01 Kevin S Crutchfield	02 Earnest W Deavenport Jr	03 Elizabeth M Greetham	04 Philip A Incarnati	05 Gregory D Jordan PhD
06 Brian A Markison	07 R Charles Moyer PhD	08 D Greg Rooker	09 Derace L Schaffer MD	10 Ted G Wood

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Approval of a proposed amendment to the company’s Third Amended and Restated Charter providing for a majority voting standard in uncontested elections of directors and eliminating unnecessary provisions related to our previously classified Board of Directors.	☐	☐	☐

3	Reapproval of the performance goals listed within the company’s Incentive Plan, which originally were approved by our shareholders in 2005.	☐	☐	☐

4	Ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal(s):		For	Against	Abstain

5	If properly presented at the meeting, approval of a non-binding shareholder proposal requesting that the company’s Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)			☐	Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Driving Directions:
If using a GPS Navigation System, please use the following address: 5 SAS Campus Drive, Cary, North Carolina, 27513
From Durham or points West, including RDU Airport, take I-40 East toward Raleigh. Take Exit 287, then turn right onto North Harrison Avenue At the first traffic light, turn left onto SAS Campus Drive. The Umstead Hotel and Spa, at 100 Woodland Pond Drive, is the first road on the left.
From Raleigh or Points East, take I-40 West toward Durham/Chapel Hill. Take Exit 287, then turn left onto North Harrison Avenue. At the second traffic light, turn left onto SAS Campus Drive. The Umstead Hotel and Spa, at 100 Woodland Pond Drive, is the first road on the left.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

ANNUAL MEETING OF SHAREHOLDERS OF KING PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS May 26, 2010
The undersigned appoints each of James W. Elrod and William L. Phillips Ill, or either of them, with full power of substitution and revocation as Proxy, to vote all shares of stock standing in my name on the books of King Pharmaceuticals, Inc. (the “Company”) at the close of business on March 30, 2010, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Umstead Hotel, 100 Woodland Pond, Cary, North Carolina, on Wednesday, May 26, 2010, at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments, upon the matters set forth in the notice of the meeting. The Proxy is further authorized to vote according to the recommendation of management as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of King Pharmaceuticals, Inc. and the related Proxy Statement.
THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE AND WHEN NO INSTRUCTIONS ARE GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD AS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.
Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side